SEC File Nos. 002-83847

811-03734

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement

Under

the Securities Act of 1933

Post-Effective Amendment No. 61

and

Registration Statement

Under

the Investment Company Act of 1940

Amendment No. 61

EUROPACIFIC GROWTH FUND

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071-1406

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:

(213) 486-9200

Michael W. Stockton, Secretary

EuroPacific Growth Fund

333 South Hope Street

Los Angeles, California 90071-1406

(Name and Address of Agent for Service)

Copies to:

Mark D. Perlow

Dechert LLP

One Bush Street, Suite 1600

San Francisco, California 94104

(Counsel for the Registrant)

Approximate date of proposed public offering:

It is proposed that this filing become effective on April 7, 2017, pursuant to paragraph (b) of Rule 485.

EuroPacific Growth Fund® Prospectus April 7, 2017

Class	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T
	AEPGX	AEPCX	TEUPX	AEGFX	AEPFX	FEUPX	CEUAX	CEUCX	CEUEX	TEUGX

Class	529-F-1	R-1	R-2	R-2E	R-3	R-4	R-5E	R-5	R-6
	CEUFX	RERAX	RERBX	REEBX	RERCX	REREX	RERHX	RERFX	RERGX

Table of contents

Investment objective	1
Fees and expenses of the fund	1
Principal investment strategies	2
Principal risks	3
Investment results	4
Management	6
Purchase and sale of fund shares	6
Tax information	6
Payments to broker-dealers and other financial intermediaries	6
Investment objective, strategies and risks	6
Management and organization	10
Shareholder information	13
Purchase, exchange and sale of shares	14
How to sell shares	18
Distributions and taxes	21
Choosing a share class	22
Sales charges	23
Sales charge reductions and waivers	26
Rollovers from retirement plans to IRAs	33
Plans of distribution	35
Other compensation to dealers	35
Fund expenses	37
Financial highlights	38

The U.S. Securities and Exchange Commission has not approved or disapproved of these securities. Further, it has not determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Investment objective The fund’s investment objective is to provide you with long-term growth of capital.

Fees and expenses of the fund This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $25,000 in American Funds. More information about these and other discounts is available from your financial professional and in the “Sales charge reductions and waivers” section on page 26 of the prospectus and on page 67 of the fund’s statement of additional information.

Shareholder fees (fees paid directly from your investment)
Share class:	A and 529-A	C and 529-C	529-E	T and 529-T	All F and 529-F share classes	All R share classes
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	none	none	2.50%	none	none
Maximum deferred sales charge (load) (as a percentage of the amount redeemed)	1.00[1]	1.00%	none	none	none	none
Maximum sales charge (load) imposed on reinvested dividends	none	none	none	none	none	none
Redemption or exchange fees	none	none	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Share class:	A	C	T	F-1	F-2	F-3	529-A
Management fees	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Distribution and/or service (12b-1) fees	0.24	1.00	0.25	0.25	none	none	0.21
Other expenses	0.17	0.20	0.21[2]	0.19	0.18	0.09[2]	0.25[3]
Total annual fund operating expenses	0.83	1.62	0.88	0.86	0.60	0.51	0.88

Share class:	529-C	529-E	529-T	529-F-1	R-1	R-2	R-2E
Management fees	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%	0.42%
Distribution and/or service (12b-1) fees	0.99	0.50	0.25	0.00	1.00	0.74	0.60
Other expenses	0.27	0.22	0.24[2]	0.27	0.19	0.43[3]	0.29[3]
Total annual fund operating expenses	1.68	1.14	0.91	0.69	1.61	1.59	1.31

Share class:	R-3	R-4	R-5E	R-5	R-6
Management fees	0.42%	0.42%	0.42%	0.42%	0.42%
Distribution and/or service (12b-1) fees	0.50	0.25	none	none	none
Other expenses	0.22	0.18	0.28	0.12	0.08
Total annual fund operating expenses	1.14	0.85	0.70	0.54	0.50

1 A contingent deferred sales charge of 1.00% applies on certain redemptions made within one year following purchases of $1 million or more made without an initial sales charge. Contingent deferred sales charge is calculated based on the lesser of the offering price and market value of shares being sold.

2 Based on estimated amounts for the current fiscal year.

3 Restated to reflect current fees.

1     EuroPacific Growth Fund / Prospectus

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. You may be required to pay brokerage commissions on your purchases and sales of Class F-2 or F-3 shares of the fund, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share class:	A	C	T	F-1	F-2	F-3	529-A	529-C	529-E	529-T	529-F-1	R-1	R-2
1 year	$ 655	$ 265	$ 338	$ 88	$ 61	$ 52	$ 660	$ 271	$ 116	$ 343	$ 70	$ 164	$ 162
3 years	825	511	524	274	192	164	840	530	362	540	221	508	502
5 years	1,009	881	725	477	335	285	1,035	913	628	754	384	876	866
10 years	1,541	1,922	1,307	1,061	750	640	1,597	1,987	1,386	1,370	859	1,911	1,889

Share class:	R-2E	R-3	R-4	R-5E	R-5	R-6	For the share classes listed to the right, you would pay the following if you did not redeem your shares:	Share class:	C	529-C
1 year	$ 133	$ 116	$ 87	$ 72	$ 55	$ 51		1 year	$ 165	$ 171
3 years	415	362	271	224	173	160		3 years	511	530
5 years	718	628	471	390	302	280		5 years	881	913
10 years	1,579	1,386	1,049	871	677	628		10 years	1,922	1,987

Portfolio turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s investment results. During the fiscal year ended March 31, 2016, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal investment strategies The fund invests primarily in common stocks of issuers in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.

Normally the fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues. The fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

The investment adviser uses a system of multiple portfolio managers in managing the fund’s assets. Under this approach, the portfolio of the fund is divided into segments managed by individual managers who decide how their respective segments will be invested.

The fund relies on the professional judgment of its investment adviser to make decisions about the fund’s portfolio investments. The basic investment philosophy of the

EuroPacific Growth Fund / Prospectus     2

investment adviser is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. The investment adviser believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when the investment adviser believes that they no longer represent relatively attractive investment opportunities.

Principal risks This section describes the principal risks associated with the fund’s principal investment strategies. You may lose money by investing in the fund. The likelihood of loss may be greater if you invest for a shorter period of time. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities

3     EuroPacific Growth Fund / Prospectus

markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. You should consider how this fund fits into your overall investment program.

Investment results The following bar chart shows how the fund’s investment results have varied from year to year, and the following table shows how the fund’s average annual total returns for various periods compare with a broad measure of securities market results and other applicable measures of market results. This information provides some indication of the risks of investing in the fund. The MSCI EAFE® Index reflects the market sectors in which the fund primarily invests. The Lipper International Funds Average includes the fund and other funds that disclose investment objectives and/or strategies reasonably comparable to those of the fund. Past investment results (before and after taxes) are not predictive of future investment results. Updated information on the fund’s investment results can be obtained by visiting americanfunds.com.

EuroPacific Growth Fund / Prospectus     4

Average annual total returns For the periods ended December 31, 2016 (with maximum sales charge):
Share class	Inception date	1 year	5 years	10 years	Lifetime
A — Before taxes	4/16/1984	–5.13%	5.58%	2.02%	10.26%
— After taxes on distributions		–5.32	5.33	1.71	N/A
— After taxes on distributions and sale of fund shares		–2.59	4.51	1.83	N/A

Share classes (before taxes)	Inception date	1 year	5 years	10 years	Lifetime
C	3/15/2001	–1.10%	6.02%	1.82%	5.39%
F–1	3/15/2001	0.65	6.82	2.60	5.92
F–2	8/1/2008	0.91	7.11	N/A	3.10
529–A	2/15/2002	–5.16	5.53	1.97	6.46
529–C	2/15/2002	–1.16	5.95	1.76	6.02
529–E	3/7/2002	0.39	6.52	2.29	6.23
529–F–1	9/16/2002	0.83	7.01	2.78	8.38
R–1	6/17/2002	–0.09	6.03	1.83	6.20
R–2	5/31/2002	–0.07	6.06	1.83	5.88
R–2E	8/29/2014	0.29	N/A	N/A	–2.41
R–3	5/21/2002	0.39	6.54	2.32	6.29
R–4	6/7/2002	0.69	6.85	2.61	6.84
R-5E	11/20/2015	0.82	N/A	N/A	–1.89
R–5	5/15/2002	1.00	7.17	2.92	6.94
R–6	5/1/2009	1.01	7.22	N/A	8.26

Indexes	1 year	5 years	10 years	Lifetime (from Class A inception)
MSCI All Country World ex USA Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	4.50%	5.00%	0.96%	N/A
MSCI EAFE Index (reflects no deductions for sales charges, account fees, expenses or U.S. federal income taxes)	1.00	6.53	0.75	8.07%
Lipper International Funds Average (reflects no deductions for sales charges, account fees or U.S. federal income taxes)	0.66	5.84	0.68	8.32

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the highest individual federal income tax rates in effect during each year of the periods shown and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your individual tax situation and likely will differ from the results shown above. In addition, after-tax returns are not relevant if you hold your fund shares through a tax-favored arrangement, such as a 401(k) plan, individual retirement account (IRA) or 529 college savings plan.

5     EuroPacific Growth Fund / Prospectus

Management

Investment adviser Capital Research and Management CompanySM
Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Fund title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Carl M. Kawaja Vice Chairman of the Board and President	16 years	Partner – Capital World Investors
Mark E. Denning Executive Vice President	26 years	Partner – Capital Research Global Investors
Jonathan Knowles Senior Vice President	11 years	Partner – Capital World Investors
Sung Lee Senior Vice President	15 years	Partner – Capital Research Global Investors
Nicholas J. Grace Vice President	14 years	Partner – Capital World Investors
Jesper Lyckeus Vice President	12 years	Partner – Capital Research Global Investors
Christopher Thomsen Vice President	9 years	Partner – Capital Research Global Investors
Lawrence Kymisis	3 years	Partner – Capital Research Global Investors
Andrew B. Suzman	9 years	Partner – Capital World Investors

Purchase and sale of fund shares The minimum amount to establish an account for all share classes is $250 and the minimum to add to an account is $50. For a payroll deduction retirement plan account, payroll deduction savings plan account or employer-sponsored 529 account, the minimum is $25 to establish or add to an account.

If you are a retail investor, you may sell (redeem) shares on any business day through your dealer or financial advisor or by writing to American Funds Service Company® at P.O. Box 6007, Indianapolis, Indiana 46206-6007; telephoning American Funds Service Company at (800) 421-4225; faxing American Funds Service Company at (888) 421-4351; or accessing our website at americanfunds.com. Please contact your plan administrator or recordkeeper to sell (redeem) shares from your retirement plan.

Tax information Dividends and capital gain distributions you receive from the fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are tax-exempt or your account is tax-favored.

Payments to broker-dealers and other financial intermediaries If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and the fund’s distributor or its affiliates may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial advisor to recommend the fund over another investment. Ask your individual financial advisor or visit your financial intermediary’s website for more information.

Investment objective, strategies and risks The fund’s investment objective is to provide you with long-term growth of capital. While it has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ written notice to shareholders.

The fund is designed for investors seeking capital appreciation and diversification through investments in common stocks and other equity-type securities, consistent with the fund’s investment objective. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.

EuroPacific Growth Fund / Prospectus     6

The following describes certain strategies that the investment adviser uses in pursuit of the fund’s investment objective and the corresponding risks:

The fund invests primarily in common stocks of issuers in Europe and the Pacific Basin that the investment adviser believes have the potential for growth. Growth stocks are stocks that the investment adviser believes have the potential for above-average capital appreciation.

Normally, the fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. This policy is subject to change only upon 60 days’ notice to shareholders. A country will be considered part of Europe if it is part of the MSCI European indexes, and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the company’s securities are listed and where the company is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues. The fund may invest a portion of its assets in common stocks and other securities of companies in emerging markets.

The fund may also hold cash, money market instruments and fixed-income securities, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. The investment adviser may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. In addition, for temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.

The following are principal risks associated with the fund’s investment strategies.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

7     EuroPacific Growth Fund / Prospectus

Investing outside the United States — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The following are certain additional risks associated with the fund’s investment strategies.

Exposure to country, region, industry or sector — Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to the country, region, industry or sector than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then

EuroPacific Growth Fund / Prospectus     8

social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.

Liquidity risk — Certain fund holdings may be deemed to be less liquid or illiquid because they cannot be readily sold without significantly impacting the value of the holdings. Liquidity risk may result from the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs.

In addition to the principal investment strategies described above, the fund has other investment practices that are described in the statement of additional information, which includes a description of other risks related to the fund’s principal investment strategies and other investment practices. The fund’s investment results will depend on the ability of the fund’s investment adviser to navigate the risks discussed above as well as those described in the statement of additional information.

Fund comparative indexes The investment results table in this prospectus shows how the fund’s average annual total returns compare with various broad measures of market results. The MSCI All Country World ex USA Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market results in the global developed and emerging markets, excluding the United States. The index consists of more than 40 developed and emerging market country indexes. Results reflect dividends gross of withholding taxes through December 31, 2000, and dividends net of withholding taxes thereafter. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. This index was not in existence when the fund began investment operations; therefore, lifetime results are not available. The MSCI EAFE Index is a free float-adjusted market capitalization-weighted index that is designed to measure developed equity market results, excluding the United States and Canada. Results reflect dividends net of withholding taxes. This index is unmanaged, and its results include reinvested dividends and/or distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. The Lipper International Funds Average is composed of funds that invest assets in securities with primary trading markets outside the United States. The results of the underlying funds in the average include the reinvestment of dividends and capital gain distributions, as well as brokerage commissions paid by the funds for portfolio transactions and other fund expenses, but do not reflect the effect of sales charges, account fees or U.S. federal income taxes.

Fund results All fund results in this prospectus reflect the reinvestment of dividends and capital gain distributions, if any. Unless otherwise noted, fund results reflect any fee waivers and/or expense reimbursements in effect during the periods presented.

9     EuroPacific Growth Fund / Prospectus

Management and organization

Investment adviser Capital Research and Management Company, an experienced investment management organization founded in 1931, serves as the investment adviser to the fund and other funds, including the American Funds. Capital Research and Management Company is a wholly owned subsidiary of The Capital Group Companies, Inc. and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company manages the investment portfolio and business affairs of the fund. The total management fee paid by the fund to its investment adviser for the most recent fiscal year, as a percentage of average net assets, appears in the Annual Fund Operating Expenses table under “Fees and expenses of the fund.” Please see the statement of additional information for further details. A discussion regarding the basis for approval of the fund’s Investment Advisory and Service Agreement by the fund’s board of trustees is contained in the fund’s annual report to shareholders for the fiscal year ended March 31, 2016.

Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another.

The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research and Management Company. In that event, Capital Research and Management Company would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research and Management Company could incorporate its fixed-income investment division in the future and engage it to provide day-to-day investment management of fixed-income assets. Capital Research and Management Company and each of the funds it advises have received an exemptive order from the U.S. Securities and Exchange Commission that allows Capital Research and Management Company to use, upon approval of the fund’s board, its management subsidiaries and affiliates to provide day-to-day investment management services to the fund, including making changes to the management subsidiaries and affiliates providing such services. The fund’s shareholders have approved this arrangement; however, there is no assurance that Capital Research and Management Company will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.

In addition, shareholders approved a proposal to reorganize the fund into a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

Portfolio holdings Portfolio holdings information for the fund is available on the American Funds website at americanfunds.com. A description of the fund’s policies and procedures regarding disclosure of information about its portfolio holdings is available in the statement of additional information.

The Capital SystemSM Capital Research and Management Company uses a system of multiple portfolio managers in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, Capital Research and

EuroPacific Growth Fund / Prospectus     10

Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company and its investment divisions. The table below shows the investment experience and role in management of the fund for each of the fund’s primary portfolio managers.

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Carl M. Kawaja	Investment professional for 30 years in total; 26 years with Capital Research and Management Company or affiliate	16 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Mark E. Denning	Investment professional for 35 years, all with Capital Research and Management Company or affiliate	26 years (plus 3 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Jonathan Knowles	Investment professional for 25 years, all with Capital Research and Management Company or affiliate	11 years (plus 13 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Sung Lee	Investment professional for 23 years, all with Capital Research and Management Company or affiliate	15 years (plus 6 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Nicholas J. Grace	Investment professional for 27 years in total; 23 years with Capital Research and Management Company or affiliate	14 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Jesper Lyckeus	Investment professional for 22 years in total; 21 years with Capital Research and Management Company or affiliate	12 years (plus 8 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager
Christopher Thomsen	Investment professional for 20 years, all with Capital Research and Management Company or affiliate	9 years (plus 3 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager

11     EuroPacific Growth Fund / Prospectus

Portfolio manager	Investment experience	Experience in this fund	Role in management of the fund
Lawrence Kymisis	Investment professional for 22 years in total; 14 years with Capital Research and Management Company or affiliate	3 years	Serves as an equity portfolio manager
Andrew B. Suzman	Investment professional for 24 years, all with Capital Research and Management Company or affiliate	9 years (plus 13 years of prior experience as an investment analyst for the fund)	Serves as an equity portfolio manager

Information regarding the portfolio managers’ compensation, their ownership of securities in the fund and other accounts they manage is in the statement of additional information.

Certain privileges and/or services described on the following pages of this prospectus and in the statement of additional information may not be available to you, depending on your investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer or retirement plan recordkeeper for more information.

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Shareholder information

Shareholder services American Funds Service Company, the fund’s transfer agent, offers a wide range of services that you can use to alter your investment program should your needs or circumstances change. These services may be terminated or modified at any time upon 60 days’ written notice.

A more detailed description of policies and services is included in the fund’s statement of additional information and the owner’s guide sent to new American Funds shareholders entitled Welcome. Class 529 shareholders should also refer to the applicable program description for information on policies and services relating specifically to their account(s). These documents are available by writing to or calling American Funds Service Company.

13     EuroPacific Growth Fund / Prospectus

Unless otherwise noted, references to Class A, C, T or F-1 shares on the following pages also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares. Unless otherwise noted, references to Class F shares refer to Class F-1, F-2 and F-3 shares and references to Class R shares refer to Class R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6 shares.

Purchase, exchange and sale of shares The fund’s transfer agent, on behalf of the fund and American Funds Distributors,® the fund’s distributor, is required by law to obtain certain personal information from you or any other person(s) acting on your behalf in order to verify your or such person’s identity. If you do not provide the information, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially criminal activity, the fund and American Funds Distributors reserve the right to close your account or take such other action they deem reasonable or required by law.

When purchasing shares, you should designate the fund or funds in which you wish to invest. Subject to the exception below, if no fund is designated, your money will be held uninvested (without liability to the transfer agent for loss of income or appreciation pending receipt of proper instructions) until investment instructions are received, but for no more than three business days. Your investment will be made at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) next determined after investment instructions are received and accepted by the transfer agent. If investment instructions are not received, your money will be invested in Class A shares (or, if you are investing through a financial intermediary who offers only Class T shares, in Class T shares) of American Funds U.S. Government Money Market FundSM on the third business day after receipt of your investment.

If the amount of your cash investment is $10,000 or less, no fund is designated, and you made a cash investment (excluding exchanges) within the last 16 months, your money will be invested in the same proportion and in the same fund or funds and in the same class of shares in which your last cash investment was made.

Different procedures may apply to certain employer-sponsored arrangements, including, but not limited to, SEPs and SIMPLE IRAs.

Valuing shares The net asset value of each share class of the fund is the value of a single share of that class. The fund calculates the net asset value each day the New York Stock Exchange is open for trading as of approximately 4 p.m. New York time, the normal close of regular trading. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s net asset value would still be determined as of 4 p.m. New York time. In this example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a “fair value” adjustment is appropriate due to subsequent events.

Equity securities are valued primarily on the basis of market quotations, and debt securities are valued primarily on the basis of prices from third-party pricing services. The fund has adopted procedures for making fair value determinations if market quotations or prices from third-party pricing services, as applicable, are not readily available or are not considered reliable. For example, if events occur between the close of markets outside the United States and the close of regular trading on the New York Stock Exchange that, in the opinion of the investment adviser, materially affect the value

EuroPacific Growth Fund / Prospectus     14

of any of the fund’s equity securities that trade principally in those international markets, those securities will be valued in accordance with fair value procedures. Similarly, fair value procedures may be employed if an issuer defaults on its debt securities and there is no market for its securities. Use of these procedures is intended to result in more appropriate net asset values and, where applicable, to reduce potential arbitrage opportunities otherwise available to short-term investors.

Because the fund may hold securities that are listed primarily on foreign exchanges that trade on weekends or days when the fund does not price its shares, the values of securities held in the fund may change on days when you will not be able to purchase or redeem fund shares.

Your shares will be purchased at the net asset value (plus any applicable sales charge, in the case of Class A or Class T shares) or sold at the net asset value next determined after American Funds Service Company receives your request, provided that your request contains all information and legal documentation necessary to process the transaction. A contingent deferred sales charge may apply at the time you sell certain Class A and C shares.

Purchase of Class A, C and T shares You may generally open an account and purchase Class A, C and T shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell the fund’s shares. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Automatic conversion of Class C shares Class C shares automatically convert to Class F-1 shares in the month of the 10-year anniversary of the purchase date; however, Class 529-C shares will not convert to Class 529-F-1 shares. The Internal Revenue Service currently takes the position that such automatic conversions are not taxable. Should its position change, the automatic conversion feature may be suspended. If this were to happen, you would have the option of converting your Class C shares to Class F-1 shares at the anniversary date described above. This exchange would be based on the relative net asset values of the two classes in question, without the imposition of a sales charge or fee, but you might face certain tax consequences as a result.

Purchase of Class F shares You may generally open an account and purchase Class F shares only through fee-based programs of investment dealers that have special agreements with the fund’s distributor, through financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F shares to self-directed investment brokerage accounts that may charge a transaction fee, through certain registered investment advisors and through other intermediaries approved by the fund’s distributor. These intermediaries typically charge ongoing fees for services they provide. Intermediary fees are not paid by the fund and normally range from .75% to 1.50% of assets annually, depending on the services offered.

Class F-2 and F-3 shares may also be available on brokerage platforms of firms that have agreements with the fund’s distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class F-2 or F-3 shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the fund are available in other share classes that have different fees and expenses.

15     EuroPacific Growth Fund / Prospectus

In addition, Class F-3 shares are available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000.

Purchase of Class 529 shares Class 529 shares may be purchased only through an account established with a 529 college savings plan managed by the American Funds organization. You may open this type of account and purchase Class 529 shares by contacting any financial advisor (who may impose transaction charges in addition to those described in this prospectus) authorized to sell such an account. You may purchase additional shares in various ways, including through your financial advisor and by mail, telephone, the Internet and bank wire.

Class 529-E shares may be purchased only by employees participating through an eligible employer plan.

Accounts holding Class 529 shares are subject to a $10 account setup fee and an annual $10 account maintenance fee. These fees are waived until further notice.

Investors residing in any state may purchase Class 529 shares through an account established with a 529 college savings plan managed by the American Funds organization. Class 529-A, 529-C, 529-T and 529-F-1 shares are structured similarly to the corresponding Class A, C, T and F-1 shares. For example, the same initial sales charges apply to Class 529-A shares as to Class A shares.

Purchase of Class R shares Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans. Class R shares also are generally available only to retirement plans for which plan level or omnibus accounts are held on the books of the fund. Class R-5E, R-5 and R-6 shares are generally available only to fee-based programs or through retirement plan intermediaries. In addition, Class R-5 and R-6 shares are available for investment by other registered investment companies approved by the fund’s investment adviser or distributor. Class R shares generally are not available to retail nonretirement accounts, traditional and Roth individual retirement accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and 529 college savings plans.

Purchases by employer-sponsored retirement plans Eligible retirement plans generally may open an account and purchase Class A or R shares by contacting any investment dealer (who may impose transaction charges in addition to those described in this prospectus) authorized to sell these classes of the fund’s shares. Some or all R share classes may not be available through certain investment dealers. Additional shares may be purchased through a plan’s administrator or recordkeeper.

Class A shares are generally not available for retirement plans using the PlanPremier® or Recordkeeper Direct® recordkeeping programs. These programs are proprietary recordkeeping solutions for small retirement plans.

Employer-sponsored retirement plans that are eligible to purchase Class R shares may instead purchase Class A shares and pay the applicable Class A sales charge, provided that their recordkeepers can properly apply a sales charge on plan investments. These plans are not eligible to make initial purchases of $1 million or more in Class A shares and thereby invest in Class A shares without a sales charge, nor are they eligible to

EuroPacific Growth Fund / Prospectus     16

establish a statement of intention that qualifies them to purchase Class A shares without a sales charge. More information about statements of intention can be found under “Sales charge reductions and waivers” in this prospectus. Plans investing in Class A shares with a sales charge may purchase additional Class A shares in accordance with the sales charge table in this prospectus.

Employer-sponsored retirement plans that invested in Class A shares of any of the American Funds without any sales charge before April 1, 2004, and that continue to meet the eligibility requirements in effect as of that date for purchasing Class A shares at net asset value, may continue to purchase Class A shares of the American Funds without any initial or contingent deferred sales charge.

A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless it was invested in Class A or C shares before January 1, 2009.

Purchase minimums and maximums Purchase minimums described in this prospectus may be waived in certain cases. In addition, the fund reserves the right to redeem the shares of any shareholder for their then current net asset value per share if the shareholder’s aggregate investment in the fund falls below the fund’s minimum initial investment amount. See the statement of additional information for details.

For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The effective purchase maximums for Class 529-A, 529-C, 529-E, 529-T and 529-F-1 shares will reflect the maximum applicable contribution limits under state law. See the applicable program description for more information.

The purchase maximum for Class C shares is $500,000 per transaction. In addition, if you have significant American Funds holdings, you may not be eligible to invest in Class C or 529-C shares. Specifically, you may not purchase Class C or 529-C shares if you are eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (that is, at net asset value). See “Sales charge reductions and waivers” in this prospectus and the statement of additional information for more details regarding sales charge discounts.

Exchange Except for Class T shares or as otherwise described in this prospectus, you may exchange your shares for shares of the same class of other American Funds without a sales charge. Class A, C, T or F-1 shares of any American Fund (other than American Funds U.S. Government Money Market Fund, as described below) may be exchanged for the corresponding 529 share class without a sales charge. Exchanges from Class A, C, T or F-1 shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfers to Minors Act custodial accounts, may result in significant legal and tax consequences, as described in the applicable program description. Please consult your financial advisor before making such an exchange.

Except as indicated above, Class T shares are not eligible for exchange privileges. Accordingly, an exchange of your Class T shares for Class T shares of any other American Fund will normally be subject to any applicable sales charges.

17     EuroPacific Growth Fund / Prospectus

Exchanges of shares from American Funds U.S. Government Money Market Fund initially purchased without a sales charge to shares of another American Fund generally will be subject to the appropriate sales charge applicable to the other fund. For purposes of computing the contingent deferred sales charge on Class C shares, the length of time you have owned your shares will be measured from the first day of the month in which shares were purchased and will not be affected by any permitted exchange.

Exchanges have the same tax consequences as ordinary sales and purchases. For example, to the extent you exchange shares held in a taxable account that are worth more now than what you paid for them, the gain will be subject to taxation.

See “Transactions by telephone, fax or the Internet” in the section “How to sell shares” of this prospectus for information regarding electronic exchanges.

Please see the statement of additional information for details and limitations on moving investments in certain share classes to different share classes and on moving investments held in certain accounts to different accounts.

How to sell shares

You may sell (redeem) shares in any of the following ways:

Employer-sponsored retirement plans

Shares held in eligible retirement plans may be sold through the plan’s administrator or recordkeeper.

Through your dealer or financial advisor (certain charges may apply)

· Shares held for you in your dealer’s name must be sold through the dealer.

· Generally, Class F shares must be sold through intermediaries such as dealers or financial advisors.

Writing to American Funds Service Company

· Requests must be signed by the registered shareholder(s).

· A signature guarantee is required if the redemption is:

— more than $125,000;

— made payable to someone other than the registered shareholder(s); or

— sent to an address other than the address of record or to an address of record that has been changed within the previous 10 days.

· American Funds Service Company reserves the right to require signature guarantee(s) on any redemption.

· Additional documentation may be required for redemptions of shares held in corporate, partnership or fiduciary accounts.

Telephoning or faxing American Funds Service Company or using the Internet

· Redemptions by telephone, fax or the Internet (including American FundsLine® and americanfunds.com) are limited to $125,000 per American Funds shareholder each day.

· Checks must be made payable to the registered shareholder.

· Checks must be mailed to an address of record that has been used with the account for at least 10 days.

EuroPacific Growth Fund / Prospectus     18

If you recently purchased shares and subsequently request a redemption of those shares, you will receive proceeds from the redemption once a sufficient period of time has passed to reasonably ensure that checks or drafts, including certified or cashier’s checks, for the shares purchased have cleared (normally 10 business days).

Although payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. The disposal of the securities received in-kind may be subject to brokerage costs and, until sold, such securities remain at market risk and liquidity risk, including the risk that such securities are or become difficult to sell. If the fund pays your redemption with illiquid or less liquid securities, you will bear the risk of not being able to sell such securities.

Transactions by telephone, fax or the Internet Generally, you are automatically eligible to redeem or exchange shares by telephone, fax or the Internet, unless you notify us in writing that you do not want any or all of these services. You may reinstate these services at any time.

Unless you decide not to have telephone, fax or Internet services on your account(s), you agree to hold the fund, American Funds Service Company, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges, provided that American Funds Service Company employs reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine. If reasonable procedures are not employed, American Funds Service Company and/or the fund may be liable for losses due to unauthorized or fraudulent instructions.

Frequent trading of fund shares The fund and American Funds Distributors reserve the right to reject any purchase order for any reason. The fund is not designed to serve as a vehicle for frequent trading. Frequent trading of fund shares may lead to increased costs to the fund and less efficient management of the fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the fund or American Funds Distributors has determined could involve actual or potential harm to the fund may be rejected.

The fund, through its transfer agent, American Funds Service Company, maintains surveillance procedures that are designed to detect frequent trading in fund shares. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company also may review transactions that occur close in time to other transactions in the same account or in multiple accounts under common ownership or influence. Trading activity that is identified through these procedures or as a result of any other information available to the fund will be evaluated to determine whether such activity might constitute frequent trading. These procedures may be modified from time to time as appropriate to improve the detection of frequent trading, to facilitate monitoring for

19     EuroPacific Growth Fund / Prospectus

frequent trading in particular retirement plans or other accounts and to comply with applicable laws.

In addition to the fund’s broad ability to restrict potentially harmful trading as described above, the fund’s board of trustees has adopted a “purchase blocking policy” under which any shareholder redeeming shares having a value of $5,000 or more from a fund will be precluded from investing in that fund for 30 calendar days after the redemption transaction. This policy also applies to redemptions and purchases that are part of exchange transactions. Under the fund’s purchase blocking policy, certain purchases will not be prevented and certain redemptions will not trigger a purchase block, such as:

· purchases and redemptions of shares having a value of less than $5,000;

· transactions in Class 529 shares;

· purchases and redemptions by investment companies managed or sponsored by the fund’s investment adviser or its affiliates, including reallocations and transactions allowing the investment company to meet its redemptions and purchases;

· retirement plan contributions, loans and distributions (including hardship withdrawals) identified as such on the retirement plan recordkeeper’s system;

· purchase transactions involving in-kind transfers of shares of the fund, rollovers, Roth IRA conversions and IRA recharacterizations, if the entity maintaining the shareholder account is able to identify the transaction as one of these types of transactions; and

· systematic redemptions and purchases, if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase.

Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

The fund reserves the right to waive the purchase blocking policy with respect to specific shareholder accounts if American Funds Service Company determines that its surveillance procedures are adequate to detect frequent trading in fund shares in such accounts.

American Funds Service Company will work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts and bank trust companies) to apply their own procedures, provided that American Funds Service Company believes the intermediary’s procedures are reasonably designed to enforce the frequent trading policies of the fund. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you.

If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that the intermediary has taken appropriate action, American Funds Service Company may terminate the intermediary’s ability to transact in fund shares.

There is no guarantee that all instances of frequent trading in fund shares will be prevented.

EuroPacific Growth Fund / Prospectus     20

Notwithstanding the fund’s surveillance procedures and purchase blocking policy described above, all transactions in fund shares remain subject to the right of the fund, American Funds Distributors and American Funds Service Company to restrict potentially abusive trading generally, including the types of transactions described above that will not be prevented or trigger a block under the purchase blocking policy. See the statement of additional information for more information about how American Funds Service Company may address other potentially abusive trading activity in the American Funds.

Distributions and taxes

Dividends and distributions The fund intends to distribute dividends to you, usually in December.

Capital gains, if any, are usually distributed in December. When a dividend or capital gain is distributed, the net asset value per share is reduced by the amount of the payment.

You may elect to reinvest dividends and/or capital gain distributions to purchase additional shares of this fund or other American Funds, or you may elect to receive them in cash. Dividends and capital gain distributions for 529 share classes and retirement plan shareholders will be reinvested automatically.

Taxes on dividends and distributions For federal tax purposes, dividends and distributions of short-term capital gains are taxable as ordinary income. The fund’s distributions of net long-term capital gains are taxable as long-term capital gains. Any dividends or capital gain distributions you receive from the fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.

Dividends and capital gain distributions that are automatically reinvested in a tax-favored retirement or education savings account do not result in federal or state income tax at the time of reinvestment.

Taxes on transactions Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

Exchanges within a tax-favored retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Shareholder fees Fees borne directly by the fund normally have the effect of reducing a shareholder’s taxable income on distributions. By contrast, fees paid directly to advisors by a fund shareholder for ongoing advice are deductible for income tax purposes only to the extent that they (combined with certain other qualifying expenses) exceed 2% of such shareholder’s adjusted gross income.

Please see your tax advisor for more information. Holders of Class 529 shares should refer to the applicable program description for more information regarding the tax consequences of selling Class 529 shares.

21     EuroPacific Growth Fund / Prospectus

Choosing a share class The fund offers different classes of shares through this prospectus. The services or share classes available to you may vary depending upon how you wish to purchase shares of the fund.

Each share class represents an investment in the same portfolio of securities, but each class has its own sales charge and expense structure, allowing you to choose the class that best fits your situation. For example, while Class F-1 shares are subject to 12b-1 fees and subtransfer agency fees payable to third-party service providers, Class F-2 shares are subject only to subtransfer agency fees payable to third-party service providers (and not 12b-1 fees) and Class F-3 shares are not subject to any such additional fees. The different fee structures allow the investor to choose how to pay for advisory platform expenses. Class R shares offer different levels of 12b-1 and recordkeeping fees so that a plan can choose the class that best meets the cost associated with obtaining investment related services and participant level recordkeeping for the plan. When you purchase shares of the fund for an individual-type account, you should choose a share class. If none is chosen, your investment will be made in Class A shares or, in the case of a 529 plan investment, Class 529-A shares (or, if you are investing through a financial intermediary who offers only Class T and 529-T shares, your investment will be made in Class T or Class 529-T shares, as applicable).

Factors you should consider when choosing a class of shares include:

· how long you expect to own the shares;

· how much you intend to invest;

· total expenses associated with owning shares of each class;

·  whether you qualify for any reduction or waiver of sales charges (for example, Class A or 529-A or Class T or 529-T shares may be a less expensive option over time, particularly if you qualify for a sales charge reduction or waiver);

·  whether you want or need the flexibility to effect exchanges among the American Funds without the imposition of a sales charge (for example, while Class A shares offer such exchange privileges, Class T shares do not);

·  whether you plan to take any distributions in the near future (for example, the contingent deferred sales charge will not be waived if you sell your Class 529-C shares to cover higher education expenses); and

· availability of share classes:

— Class C shares are not available to retirement plans that do not currently invest in such shares and that are eligible to invest in Class R shares, including retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457;

—  Class F and 529-F-1 shares are generally available only to fee-based programs of investment dealers that have special agreements with the fund’s distributor, to financial intermediaries that have been approved by, and that have special agreements with, the fund’s distributor to offer Class F and 529-F-1 shares to self-directed investment brokerage accounts that may charge a transaction fee, to certain registered investment advisors and to other intermediaries approved by the fund’s distributor;

— Class F-3 shares are also available to institutional investors, which include, but are not limited to, charitable organizations, governmental institutions and corporations, with a minimum investment amount of $1,000,000; and

EuroPacific Growth Fund / Prospectus     22

— Class R shares are generally available only to retirement plans established under Internal Revenue Code Sections 401(a) (including 401(k) plans), 403(b) or 457, and to nonqualified deferred compensation plans and certain voluntary employee benefit association and post-retirement benefit plans.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you.

Sales charges

Class A shares The initial sales charge you pay each time you buy Class A shares differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $25,000	5.75%	6.10%	5.00%
$25,000 but less than $50,000	5.00	5.26	4.25
$50,000 but less than $100,000	4.50	4.71	3.75
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares. Similarly, any contingent deferred sales charge paid by you on investments in Class A shares may be higher or lower than the 1% charge described below due to rounding.

Except as provided below, investments in Class A shares of $1 million or more may be subject to a 1% contingent deferred sales charge if the shares are sold within one year of purchase. The contingent deferred sales charge is based on the original purchase cost or the current market value of the shares being sold, whichever is less.

Class A share purchases not subject to sales charges The following investments are not subject to any initial or contingent deferred sales charge if American Funds Service Company is properly notified of the nature of the investment:

·  investments made by accounts that are part of qualified fee-based programs that purchased Class A shares before the discontinuation of the relevant investment

23     EuroPacific Growth Fund / Prospectus

dealer’s load-waived Class A share program with the American Funds and that continue to be held through fee-based programs; and

·  rollover investments from retirement plans to IRAs that are described in the “Rollovers from retirement plans to IRAs” section of this prospectus.

The distributor may pay dealers a commission of up to 1% on investments made in Class A shares with no initial sales charge. The fund may reimburse the distributor for these payments through its plans of distribution (see “Plans of distribution” in this prospectus).

A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Business Management Group, or by his or her designee, Class A shares of the American Funds may be sold at net asset value to:

(1) currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, “Eligible Persons”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of dealers who have sales agreements with American Funds Distributors (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children (these policies are subject to the dealer’s policies and system capabilities);

(2) currently registered investment advisors (“RIAs”) and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively, “Eligible RIAs”) (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible RIAs or the spouses, children or parents of the Eligible RIAs are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible RIAs, their spouses, parents and/or children (these policies are subject to the RIA’s policies and system capabilities);

(3) insurance company separate accounts;

(4) accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(5) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

EuroPacific Growth Fund / Prospectus     24

(6) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.;

(7) full-time employees of banks that have sales agreements with American Funds Distributors who are solely dedicated to directly supporting the sale of mutual funds; and

(8) current or former clients of Capital Group Private Client Services and their family members who purchase their shares through Capital Group Private Client Services or American Funds Service Company.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Certain other investors may qualify to purchase shares without a sales charge, such as employees of The Capital Group Companies, Inc. and its affiliates. Please see the statement of additional information for further details.

Class C shares

Class C shares are sold without any initial sales charge. American Funds Distributors pays 1% of the amount invested to dealers who sell Class C shares. A contingent deferred sales charge of 1% applies if Class C shares are sold within one year of purchase. The contingent deferred sales charge is eliminated one year after purchase.

Any contingent deferred sales charge paid by you on sales of Class C shares, expressed as a percentage of the applicable redemption amount, may be higher or lower than the percentages described above due to rounding.

Class T shares The initial sales charge you pay each time you buy Class T shares differs depending upon the amount you invest and may be reduced for larger purchases as indicated below. The “offering price,” the price you pay to buy shares, includes any applicable sales charge, which will be deducted directly from your investment. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge.

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested
Less than $250,000	2.50%	2.56%
$250,000 but less than $500,000	2.00	2.04
$500,000 but less than $1 million	1.50	1.52
$1 million or more	1.00	1.01

The sales charge, expressed as a percentage of the offering price or the net amount invested, may be higher or lower than the percentages described in the table above due to rounding. This is because the dollar amount of the sales charge is determined by subtracting the net asset value of the shares purchased from the offering price, which is

25     EuroPacific Growth Fund / Prospectus

calculated to two decimal places using standard rounding criteria. The impact of rounding will vary with the size of the investment and the net asset value of the shares.

Class 529-E and Class F shares Class 529-E and Class F shares (including Class 529-F-1 shares) are sold without any initial or contingent deferred sales charge.

Class R shares Class R shares are sold without any initial or contingent deferred sales charge. The distributor will pay dealers annually asset-based compensation of up to 1.00% for sales of Class R-1 shares, up to .75% for Class R-2 shares, up to .60% for Class R-2E shares, up to .50% for Class R-3 shares and up to .25% for Class R-4 shares. No dealer compensation is paid from fund assets on sales of Class R-5E, R-5 or R-6 shares. The fund may reimburse the distributor for these payments through its plans of distribution.

See “Plans of distribution” in this prospectus for ongoing compensation paid to your dealer or financial advisor for all share classes.

Contingent deferred sales charges Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge. In addition, the contingent deferred sales charge may be waived in certain circumstances. See “Contingent deferred sales charge waivers” in the “Sales charge reductions and waivers” section of this prospectus. For purposes of determining the contingent deferred sales charge, if you sell only some of your shares, shares that are not subject to any contingent deferred sales charge will be sold first, followed by shares that you have owned the longest.

EuroPacific Growth Fund / Prospectus     25A

Sales charge reductions and waivers To receive a reduction in your Class A initial sales charge, you must let your financial advisor or American Funds Service Company know at the time you purchase shares that you qualify for such a reduction. If you do not let your advisor or American Funds Service Company know that you are eligible for a reduction, you may not receive the sales charge discount to which you are otherwise entitled. In order to determine your eligibility to receive a sales charge discount, it may be necessary for you to provide your advisor or American Funds Service Company with information and records (including account statements) of all relevant accounts invested in the American Funds. You may need to invest directly through American Funds Service Company in order to receive the sales charge waivers described in this prospectus. Investors should consult their financial intermediary for further information.

In addition to the information in this prospectus, you may obtain more information about share classes, sales charges and sales charge reductions and waivers through a link on the home page of the American Funds website at americanfunds.com, from the statement of additional information or from your financial advisor.

Reducing your Class A initial sales charge Consistent with the policies described in this prospectus, you and your “immediate family” (your spouse — or equivalent, if recognized under local law — and your children under the age of 21) may combine all of your American Funds investments to reduce Class A sales charges. In addition, two or more retirement plans of an employer or an employer’s affiliates may combine all of their American Funds investments to reduce Class A sales charges. Certain investments in the American Funds Target Date Retirement Series,® American Funds Portfolio SeriesSM, American Funds College Target Date Series® and American Funds Retirement Income Portfolio SeriesSM may also be combined for this purpose. Please see the applicable series’ prospectus for further information. However, for this purpose, investments representing direct purchases of American Funds U.S. Government Money Market Fund are excluded. Following are different ways that you may qualify for a reduced Class A sales charge:

Aggregating accounts To receive a reduced Class A sales charge, investments made by you and your immediate family (see above) may be aggregated if made for your own account(s) and/or certain other accounts, such as:

·  individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below);

·  SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors;

·  business accounts solely controlled by you or your immediate family (for example, you own the entire business);

·  trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary;

26     EuroPacific Growth Fund / Prospectus

each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

·  endowments or foundations established and controlled by you or your immediate family; or

·  529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

·  for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

·  made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act of 1940, as amended (“1940 Act”), excluding the individual-type employee benefit plans described above;

·  for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

·  for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

·  for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Rollovers from retirement plans to IRAs” below), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

·  for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Investments made through employer-sponsored retirement plan accounts will not be aggregated with individual-type accounts.

Concurrent purchases You may reduce your Class A sales charge by combining simultaneous purchases (including, upon your request, purchases for gifts) of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund are excluded. If you currently have individual holdings in

EuroPacific Growth Fund / Prospectus     27

American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e., at net asset value).

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

You should retain any records necessary to substantiate the historical amounts you have invested.

Statement of intention You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention is a nonbinding commitment that allows you to combine all purchases of all share classes of the American Funds (excluding American Funds U.S. Government Money Market Fund) that you intend to

28     EuroPacific Growth Fund / Prospectus

make over a 13-month period to determine the applicable sales charge; however, purchases made under a right of reinvestment, appreciation of your holdings, and reinvested dividends and capital gains do not count as purchases made during the statement period. Your accumulated holdings (as described and calculated under “Rights of accumulation” above) eligible to be aggregated as of the day immediately before the start of the statement period may be credited toward satisfying the statement. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total purchases over the statement period do not qualify you for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See the discussion regarding employer-sponsored retirement plans under “Purchase, exchange and sale of shares” in this prospectus for more information.

The statement of intention period starts on the date on which your first purchase made toward satisfying the statement of intention is processed. Your accumulated holdings (as described above under “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the statement of intention period may be credited toward satisfying the statement of intention.

You may revise the commitment you have made in your statement of intention upward at any time during the statement of intention period. If your prior commitment has not been met by the time of the revision, the statement of intention period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised statement of intention. If your prior commitment has been met by the time of the revision, your original statement of intention will be considered met and a new statement of intention will be established.

The statement of intention will be considered completed if the shareholder dies within the 13-month statement of intention period. Commissions to dealers will not be adjusted or paid on the difference between the statement of intention amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a statement of intention, shares equal to 5% of the dollar amount specified in the statement of intention may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by American Funds Service Company. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified statement of intention period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a statement of intention.

EuroPacific Growth Fund / Prospectus     29

Shareholders purchasing shares at a reduced sales charge under a statement of intention indicate their acceptance of these terms and those in the prospectus with their first purchase.

Reducing your Class T initial sales charge Consistent with the policies described in this prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are normally applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not generally eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

Right of reinvestment If you notify American Funds Service Company prior to the time of reinvestment, you may reinvest proceeds from a redemption, dividend payment or capital gain distribution without a sales charge in the same fund or other American Funds, provided that the reinvestment occurs within 90 days after the date of the redemption, dividend payment or distribution and is made into the same account from which you redeemed the shares or received the dividend payment or distribution. If the account has been closed, you may reinvest without a sales charge if the new receiving account has the same registration as the closed account and the reinvestment is made within 90 days after the date of redemption, dividend payment or distribution.

Proceeds from a redemption and all dividend payments and capital gain distributions will be reinvested in the same share class from which the original redemption, dividend payment or distribution was made. Any contingent deferred sales charge on Class A or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in American Funds U.S. Government Money Market Fund that are reinvested in other American Funds will be subject to a sales charge.

Proceeds will be reinvested at the next calculated net asset value after your request is received by American Funds Service Company, provided that your request contains all information and legal documentation necessary to process the transaction. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. You may not reinvest proceeds in the American Funds as described in this paragraph if such proceeds are subject to a purchase block as described under “Frequent trading of fund shares” in this prospectus. This paragraph does not apply to certain rollover investments as described under “Rollovers from retirement plans to IRAs” in this prospectus. Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this prospectus. Investors should consult their financial intermediary for further information.

Contingent deferred sales charge waivers The contingent deferred sales charge on Class A and C shares may be waived in the following cases:

30     EuroPacific Growth Fund / Prospectus

· permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a contingent deferred sales charge would apply to the initial shares purchased;

· tax-free returns of excess contributions to IRAs;

· redemptions due to death or postpurchase disability of the shareholder (this generally excludes accounts registered in the names of trusts and other entities);

·  in the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies American Funds Service Company of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a contingent deferred sales charge; however, redemptions made after American Funds Service Company is notified of the death of a joint tenant will be subject to a contingent deferred sales charge;

· for 529 share classes only, redemptions due to a beneficiary’s death, postpurchase disability or receipt of a scholarship (to the extent of the scholarship award);

· redemptions due to the complete termination of a trust upon the death of the trustor/grantor or beneficiary, but only if such termination is specifically provided for in the trust document; and

·  the following types of transactions, if they do not exceed 12% of the value of an account annually:

—  required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver); and

—  redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in the statement of additional information). For each AWP payment, assets that are not subject to a contingent deferred sales charge, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a contingent deferred sales charge to cover a particular AWP payment, shares subject to the lowest contingent deferred sales charge will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a contingent deferred sales charge may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Business Management Group, or by his or her designee, the contingent deferred sales charge on Class A shares of the American Funds may be waived for bulk conversions to another share class in cases

EuroPacific Growth Fund / Prospectus     31

where the fund’s transfer agent determines the benefit to the fund of collecting the contingent deferred sales charge would be outweighed by the cost of applying it.

Contingent deferred sales charge waivers are allowed only in the cases listed here and in the statement of additional information. For example, contingent deferred sales charge waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

To have your Class A or C contingent deferred sales charge waived, you must inform your advisor or American Funds Service Company at the time you redeem shares that you qualify for such a waiver.

32     EuroPacific Growth Fund / Prospectus

Rollovers from retirement plans to IRAs Assets from retirement plans may be invested in Class A, C or F shares through an IRA rollover, subject to the other provisions of this prospectus. Class C shares are not available if the assets are being rolled over from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

Rollovers to IRAs from retirement plans that are rolled into Class A shares will be subject to applicable sales charges. The following rollovers to Class A shares will be made without a sales charge:

· rollovers to Capital Bank and Trust CompanySM IRAs if the assets were invested in American Funds at the time of distribution;

· rollovers to IRAs from 403(b) plans with Capital Bank and Trust Company as custodian; and

· rollovers to Capital Bank and Trust Company IRAs from investments held in the American Funds Recordkeeper Direct and PlanPremier retirement plan recordkeeping programs.

IRA rollover assets that roll over without a sales charge as described above will not be subject to a contingent deferred sales charge, and investment dealers will be compensated solely with an annual service fee that begins to accrue immediately. All other rollovers invested in Class A shares, as well as future contributions to the IRA, will be subject to sales charges and to the terms and conditions generally applicable to Class A share investments as described in this prospectus and in the statement of additional information.

Other sales charge waivers Sales charges (including contingent deferred sales charges) may be waived pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Business Management Group, or by his or her designee. For example, waivers of all or a portion of the contingent deferred sales charge on Class C shares may be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

Purchases by SEP plans and SIMPLE IRA plans Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts. The ability to link SEP and SIMPLE IRA accounts at the plan level may

EuroPacific Growth Fund / Prospectus     33

not be available to you depending on the policies and system capabilities of your financial intermediary.

Purchases by certain 403(b) plans A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Moving between accounts American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

·    redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

·    required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

·    death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on their systems. Investors should consult their financial intermediary for further information.

34     EuroPacific Growth Fund / Prospectus

Plans of distribution The fund has plans of distribution, or “12b-1 plans,” for certain share classes under which it may finance activities intended primarily to sell shares, provided that the categories of expenses are approved in advance by the fund’s board of trustees. The plans provide for payments, based on annualized percentages of average daily net assets, of:

Up to:	Share class(es)
0.25%	Class A shares
0.50%	Class T, 529-A, 529-T, F-1, 529-F-1 and R-4 shares
0.75%	Class 529-E and R-3 shares
0.85%	Class R-2E shares
1.00%	Class C, 529-C, R-1 and R-2 shares

For all share classes indicated above, up to .25% may be used to pay service fees to qualified dealers for providing certain shareholder services. The amount remaining for each share class, if any, may be used for distribution expenses.

The 12b-1 fees paid by each applicable share class of the fund, as a percentage of average net assets for the most recent fiscal year, are indicated in the Annual Fund Operating Expenses table on page 1 of this prospectus. Since these fees are paid out of the fund’s assets on an ongoing basis, over time they may cost you more than paying other types of sales charges or service fees and reduce the return on your investment. The higher fees for Class C shares may cost you more over time than paying the initial sales charge for Class A or T shares.

Other compensation to dealers American Funds Distributors, at its expense, provides additional compensation to investment dealers. These payments may be made, at the discretion of American Funds Distributors, to the top 100 dealers (or their affiliates) that have sold shares of the American Funds. A number of factors will be considered in determining payments, including the qualifying dealer’s sales, assets and positive cash flows, and the quality of the dealer’s relationship with American Funds Distributors. The payment will be determined using a formula applied consistently to dealers based on the relevant facts and circumstances. The level of payments made to a qualifying firm in any given year will vary and (excluding payments for meetings as described below) will represent the sum of (a) up to .10% of the previous year’s American Funds sales by that dealer and (b) up to .02% of American Funds assets attributable to that dealer, with an adjustment made for the dealer’s positive cash flows and the quality of the dealer’s relationship with American Funds Distributors. For calendar year 2016, aggregate payments made by American Funds Distributors to dealers were less than .02% of the average assets of the American Funds. Aggregate payments made by American Funds Distributors to dealers may also change from year to year. American Funds Distributors makes these payments to help defray the costs incurred by qualifying dealers in connection with efforts to educate financial advisors about the American Funds so that they can make recommendations and provide services that are suitable and meet shareholder needs. These payments may also be made to help defray the costs associated with the dealer firms’ provision of account related services and activities. American Funds Distributors will, on an annual basis, determine the advisability of continuing these payments.

Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and American Funds Distributors’ goal that the payment will

EuroPacific Growth Fund / Prospectus     35

help facilitate education of the firm’s financial advisors about the American Funds to help the advisors make suitable recommendations and better serve their clients who invest in the funds. The letters generally require the firms to (1) have significant assets invested in the American Funds, (2) perform the due diligence necessary to classify the American Funds as “approved” or “preferred” (or an equivalent) on their platform, (3) not provide financial advisors, branch managers or associated persons with any financial incentives to promote the sales of one approved fund group over another approved group, (4) provide opportunities for their clients to obtain individualized advice, (5) provide American Funds Distributors broad access to their financial advisors and product platforms and develop a business plan to achieve such access, and (6) work with the fund’s transfer agent to promote operational efficiencies and to facilitate necessary communication between the American Funds and the firm’s clients who own shares of the American Funds.

American Funds Distributors may also pay expenses associated with meetings and other training and educational opportunities conducted by selling dealers, advisory platform providers and other intermediaries to facilitate educating financial advisors and shareholders about the American Funds. For example, some of these expenses may include, but not be limited to, meeting sponsor fees, meeting location fees, and fees to obtain lists of financial advisors to better tailor training and education opportunities.

If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to investment dealers in differing amounts, dealer firms and their advisors may have financial incentives for recommending a particular mutual fund over other mutual funds or investments. You should consult with your financial advisor and review carefully any disclosure by your financial advisor’s firm as to compensation received.

36     EuroPacific Growth Fund / Prospectus

Fund expenses Note that references to Class A, C, T and F-1 shares in this “Fund expenses” section do not include the corresponding Class 529 shares.

In periods of market volatility, assets of the fund may decline significantly, causing total annual fund operating expenses (as a percentage of the value of your investment) to become higher than the numbers shown in the Annual Fund Operating Expenses table on page 1 of this prospectus.

For all share classes, “Other expenses” items in the Annual Fund Operating Expenses table in this prospectus include fees for administrative services provided by the fund’s investment adviser and its affiliates. Administrative services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. The fund's investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, T, F, R and 529 shares for its provision of administrative services.

The “Other expenses” items in the Annual Fund Operating Expenses table also include custodial, legal, transfer agent and subtransfer agent/recordkeeping payments and various other expenses applicable to all share classes.

Subtransfer agency and recordkeeping fees Subtransfer agent/recordkeeping payments may be made to third parties (including affiliates of the fund’s investment adviser) that provide subtransfer agent, recordkeeping and/or shareholder services with respect to certain shareholder accounts in lieu of the transfer agent providing such services. The amount paid for subtransfer agent/recordkeeping services varies depending on the share class and services provided, and typically ranges from $3 to $19 per account. Although Class F-3 shares are not subject to any subtransfer agency or recordkeeping fees, Class F-1 and F-2 shares are subject to subtransfer agency fees of up to .12% of fund assets. For Class 529 shares, an expense of up to a maximum of .10% paid to a state or states for oversight and administrative services is included as an “Other expenses” item.

For employer-sponsored retirement plans, the amount paid for subtransfer agent/ recordkeeping services varies depending on the share class selected. The table below shows the maximum payments to entities providing these services to retirement plans.

Payments
Class A	0.05% of assets or $12 per participant position*
Class R-1	0.10% of assets
Class R-2	0.35% of assets
Class R-2E	0.20% of assets
Class R-3	0.15% of assets
Class R-4	0.10% of assets
Class R-5E	0.15% of assets
Class R-5	0.05% of assets
Class R-6	none

* Payment amount depends on the date services commenced.

EuroPacific Growth Fund / Prospectus     37

Financial highlights The Financial Highlights table is intended to help you understand the fund’s results for the past five fiscal years (and for the six months ended September 30, 2016). Certain information reflects financial results for a single share of a particular class. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and capital gain distributions). The information in the Financial Highlights table (other than information for the six months ended September 30, 2016) has been audited by Deloitte & Touche LLP, whose current report, along with the fund’s financial statements, is included in the statement of additional information, which is available upon request. The information for the six-month period presented has been derived from the fund’s unaudited financial statements and includes all adjustments that management considers necessary for a fair presentation of such information for the period presented.

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class A:
Six months ended 9/30/2016[4,5]	$44.28	$.30	$ 3.11	$ 3.41	$ —	$ —	$ —	$47.69	7.70%[6]	$26,587	.86%[7]	1.30%[7]
Year ended 3/31/2016	49.91	.44	(4.68)	(4.24)	(.80)	(.59)	(1.39)	44.28	(8.60)	26,556.83		.92
Year ended 3/31/2015	49.37	.43	.76	1.19	(.65)	—	(.65)	49.91	2.48	30,770.83		.88
Year ended 3/31/2014	42.38	.69	6.75	7.44	(.45)	—	(.45)	49.37	17.57	32,295.84		1.50
Year ended 3/31/2013	39.47	.58	3.02	3.60	(.69)	—	(.69)	42.38	9.19	29,939.86		1.48
Year ended 3/31/2012	42.81	.65	(3.40)	(2.75)	(.59)	—	(.59)	39.47	(6.25)	31,443.84		1.65
Class B:
Six months ended 9/30/2016[4,5]	44.52	.14	3.10	3.24	—	—	—	47.76	7.30[6]	27	1.62[7]	.61[7]
Year ended 3/31/2016	49.89	.08	(4.67)	(4.59)	(.19)	(.59)	(.78)	44.52	(9.28)	55	1.57	.17
Year ended 3/31/2015	49.17	.09	.75	.84	(.12)	—	(.12)	49.89	1.73	141	1.56	.19
Year ended 3/31/2014	42.16	.33	6.71	7.04	(.03)	—	(.03)	49.17	16.70	253	1.58	.73
Year ended 3/31/2013	39.20	.32	2.96	3.28	(.32)	—	(.32)	42.16	8.39	330	1.59	.81
Year ended 3/31/2012	42.39	.37	(3.34)	(2.97)	(.22)	—	(.22)	39.20	(6.95)	464	1.58	.96

38 EuroPacific Growth Fund / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class C:
Six months ended 9/30/2016[4,5]	$43.25	$.12	$ 3.03	$ 3.15	$ —	$ —	$ —	$46.40	7.28%[6]	$ 1,389	1.64%[7]	.52%[7]
Year ended 3/31/2016	48.75	.06	(4.56)	(4.50)	(.41)	(.59)	(1.00)	43.25	(9.30)	1,474	1.62	.13
Year ended 3/31/2015	48.22	.05	.73	.78	(.25)	—	(.25)	48.75	1.65	1,803	1.61	.11
Year ended 3/31/2014	41.41	.32	6.59	6.91	(.10)	—	(.10)	48.22	16.69	1,990	1.62	.72
Year ended 3/31/2013	38.57	.28	2.92	3.20	(.36)	—	(.36)	41.41	8.34	1,896	1.63	.73
Year ended 3/31/2012	41.76	.34	(3.28)	(2.94)	(.25)	—	(.25)	38.57	(6.97)	2,111	1.62	.89
Class F-1:
Six months ended 9/30/2016[4,5]	44.08	.29	3.09	3.38	—	—	—	47.46	7.67[6]	4,285	.87[7]	1.29[7]
Year ended 3/31/2016	49.67	.41	(4.64)	(4.23)	(.77)	(.59)	(1.36)	44.08	(8.60)	4,281.86		.86
Year ended 3/31/2015	49.10	.45	.71	1.16	(.59)	—	(.59)	49.67	2.43	6,773.86		.93
Year ended 3/31/2014	42.15	.67	6.72	7.39	(.44)	—	(.44)	49.10	17.55	9,425.87		1.47
Year ended 3/31/2013	39.27	.57	3.01	3.58	(.70)	—	(.70)	42.15	9.19	8,288.85		1.45
Year ended 3/31/2012	42.59	.63	(3.37)	(2.74)	(.58)	—	(.58)	39.27	(6.25)	7,399.86		1.62
Class F-2:
Six months ended 9/30/2016[4,5]	44.19	.35	3.11	3.46	—	—	—	47.65	7.83[6]	21,448	.60[7]	1.55[7]
Year ended 3/31/2016	49.82	.56	(4.68)	(4.12)	(.92)	(.59)	(1.51)	44.19	(8.36)	19,386.60		1.18
Year ended 3/31/2015	49.32	.53	.76	1.29	(.79)	—	(.79)	49.82	2.69	16,273.59		1.06
Year ended 3/31/2014	42.33	.82	6.74	7.56	(.57)	—	(.57)	49.32	17.90	10,714.59		1.78
Year ended 3/31/2013	39.44	.66	3.05	3.71	(.82)	—	(.82)	42.33	9.47	7,828.59		1.67
Year ended 3/31/2012	42.80	.73	(3.39)	(2.66)	(.70)	—	(.70)	39.44	(6.02)	5,958.58		1.86
Class 529-A:
Six months ended 9/30/2016[4,5]	43.82	.28	3.08	3.36	—	—	—	47.18	7.67[6]	1,141	.91[7]	1.25[7]
Year ended 3/31/2016	49.41	.40	(4.63)	(4.23)	(.77)	(.59)	(1.36)	43.82	(8.64)	1,103.90		.86
Year ended 3/31/2015	48.89	.40	.75	1.15	(.63)	—	(.63)	49.41	2.41	1,205.89		.82
Year ended 3/31/2014	41.98	.66	6.69	7.35	(.44)	—	(.44)	48.89	17.52	1,187.90		1.45
Year ended 3/31/2013	39.12	.55	2.99	3.54	(.68)	—	(.68)	41.98	9.12	999.91		1.40
Year ended 3/31/2012	42.45	.61	(3.35)	(2.74)	(.59)	—	(.59)	39.12	(6.30)	928.89		1.56
(The Financial Highlights table continues on the following page.)

EuroPacific Growth Fund / Prospectus 39

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class 529-B:
Six months ended 9/30/2016[4,5]	$43.78	$.12	$ 3.04	$ 3.16	$ —	$ —	$ —	$46.94	7.22%[6]	$ 4	1.71%[7]	.52%[7]
Year ended 3/31/2016	49.07	.02	(4.59)	(4.57)	(.13)	(.59)	(.72)	43.78	(9.36)	8	1.70	.04
Year ended 3/31/2015	48.39	.03	.73	.76	(.08)	—	(.08)	49.07	1.58	19	1.69	.06
Year ended 3/31/2014	41.51	.28	6.60	6.88	—	—	—	48.39	16.58	31	1.70	.62
Year ended 3/31/2013	38.61	.26	2.92	3.18	(.28)	—	(.28)	41.51	8.26	39	1.71	.68
Year ended 3/31/2012	41.77	.32	(3.29)	(2.97)	(.19)	—	(.19)	38.61	(7.05)	52	1.70	.83
Class 529-C:
Six months ended 9/30/2016[4,5]	42.90	.10	3.00	3.10	—	—	—	46.00	7.23[6]	343	1.69[7]	.47[7]
Year ended 3/31/2016	48.38	.04	(4.53)	(4.49)	(.40)	(.59)	(.99)	42.90	(9.35)	335	1.68	.08
Year ended 3/31/2015	47.88	.02	.73	.75	(.25)	—	(.25)	48.38	1.62	374	1.67	.04
Year ended 3/31/2014	41.15	.29	6.54	6.83	(.10)	—	(.10)	47.88	16.57	378	1.68	.66
Year ended 3/31/2013	38.36	.24	2.93	3.17	(.38)	—	(.38)	41.15	8.29	329	1.70	.62
Year ended 3/31/2012	41.60	.29	(3.26)	(2.97)	(.27)	—	(.27)	38.36	(7.05)	321	1.68	.77
Class 529-E:
Six months ended 9/30/2016[4,5]	43.45	.23	3.04	3.27	—	—	—	46.72	7.53[6]	59	1.14[7]	1.01[7]
Year ended 3/31/2016	49.00	.29	(4.59)	(4.30)	(.66)	(.59)	(1.25)	43.45	(8.86)	57	1.14	.62
Year ended 3/31/2015	48.49	.27	.75	1.02	(.51)	—	(.51)	49.00	2.15	62	1.14	.57
Year ended 3/31/2014	41.65	.54	6.63	7.17	(.33)	—	(.33)	48.49	17.22	63	1.15	1.19
Year ended 3/31/2013	38.82	.44	2.97	3.41	(.58)	—	(.58)	41.65	8.86	53	1.17	1.14
Year ended 3/31/2012	42.11	.50	(3.32)	(2.82)	(.47)	—	(.47)	38.82	(6.58)	50	1.16	1.29
Class 529-F-1:
Six months ended 9/30/2016[4,5]	43.81	.33	3.07	3.40	—	—	—	47.21	7.76[6]	95	.69[7]	1.46[7]
Year ended 3/31/2016	49.40	.50	(4.62)	(4.12)	(.88)	(.59)	(1.47)	43.81	(8.44)	90.69		1.07
Year ended 3/31/2015	48.89	.51	.74	1.25	(.74)	—	(.74)	49.40	2.62	96.67		1.04
Year ended 3/31/2014	41.97	.75	6.70	7.45	(.53)	—	(.53)	48.89	17.75	90.68		1.65
Year ended 3/31/2013	39.11	.63	3.00	3.63	(.77)	—	(.77)	41.97	9.37	74.70		1.60
Year ended 3/31/2012	42.45	.69	(3.36)	(2.67)	(.67)	—	(.67)	39.11	(6.09)	65.68		1.78

40 EuroPacific Growth Fund / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class R-1:
Six months ended 9/30/2016[4,5]	$42.69	$.12	$ 2.99	$ 3.11	$ —	$ —	$ —	$45.80	7.26%[6]	$ 244	1.62%[7]	.54%[7]
Year ended 3/31/2016	48.14	.07	(4.50)	(4.43)	(.43)	(.59)	(1.02)	42.69	(9.28)	248	1.61	.15
Year ended 3/31/2015	47.64	.06	.72	.78	(.28)	—	(.28)	48.14	1.67	285	1.59	.12
Year ended 3/31/2014	40.90	.33	6.50	6.83	(.09)	—	(.09)	47.64	16.70	299	1.61	.75
Year ended 3/31/2013	38.12	.27	2.90	3.17	(.39)	—	(.39)	40.90	8.36	288	1.61	.72
Year ended 3/31/2012	41.34	.32	(3.24)	(2.92)	(.30)	—	(.30)	38.12	(6.98)	300	1.61	.85
Class R-2:
Six months ended 9/30/2016[4,5]	43.01	.13	3.01	3.14	—	—	—	46.15	7.30[6]	800	1.60[7]	.57[7]
Year ended 3/31/2016	48.49	.08	(4.53)	(4.45)	(.44)	(.59)	(1.03)	43.01	(9.25)	800	1.58	.18
Year ended 3/31/2015	47.96	.07	.73	.80	(.27)	—	(.27)	48.49	1.70	975	1.57	.15
Year ended 3/31/2014	41.20	.34	6.54	6.88	(.12)	—	(.12)	47.96	16.71	1,079	1.57	.76
Year ended 3/31/2013	38.39	.28	2.92	3.20	(.39)	—	(.39)	41.20	8.41	1,041	1.60	.74
Year ended 3/31/2012	41.60	.33	(3.26)	(2.93)	(.28)	—	(.28)	38.39	(7.00)	1,098	1.62	.87
Class R-2E:
Six months ended 9/30/2016[4,5]	43.79	.16	3.12	3.28	—	—	—	47.07	7.49[6]	179	1.29[7]	.71[7]
Year ended 3/31/2016	49.67	.52	(4.89)	(4.37)	(.92)	(.59)	(1.51)	43.79	(8.89)	8	1.18	1.25
Period from 8/29/2014 to 3/31/2015[4,8]	50.08	.10	.27	.37	(.78)	—	(.78)	49.67	.82[6]	—[9]	1.26[6]	.28[6]
Class R-3:
Six months ended 9/30/2016[4,5]	43.40	.23	3.04	3.27	—	—	—	46.67	7.53[6]	4,836	1.15[7]	1.01[7]
Year ended 3/31/2016	48.93	.29	(4.59)	(4.30)	(.64)	(.59)	(1.23)	43.40	(8.87)	5,029	1.14	.62
Year ended 3/31/2015	48.40	.28	.74	1.02	(.49)	—	(.49)	48.93	2.16	6,482	1.13	.59
Year ended 3/31/2014	41.56	.54	6.62	7.16	(.32)	—	(.32)	48.40	17.24	7,219	1.14	1.20
Year ended 3/31/2013	38.73	.46	2.96	3.42	(.59)	—	(.59)	41.56	8.87	6,962	1.14	1.18
Year ended 3/31/2012	42.01	.51	(3.31)	(2.80)	(.48)	—	(.48)	38.73	(6.52)	6,922	1.14	1.32
(The Financial Highlights table continues on the following page.)

EuroPacific Growth Fund / Prospectus 41

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class R-4:
Six months ended 9/30/2016[4,5]	$43.45	$.29	$ 3.05	$ 3.34	$ —	$ —	$ —	$46.79	7.69%[6]	$10,384	.87%[7]	1.29%[7]
Year ended 3/31/2016	48.99	.43	(4.59)	(4.16)	(.79)	(.59)	(1.38)	43.45	(8.58)	11,310.85		.92
Year ended 3/31/2015	48.48	.42	.74	1.16	(.65)	—	(.65)	48.99	2.45	13,488.84		.88
Year ended 3/31/2014	41.63	.67	6.64	7.31	(.46)	—	(.46)	48.48	17.57	14,394.84		1.50
Year ended 3/31/2013	38.79	.57	2.98	3.55	(.71)	—	(.71)	41.63	9.20	12,961.85		1.47
Year ended 3/31/2012	42.09	.62	(3.33)	(2.71)	(.59)	—	(.59)	38.79	(6.25)	12,490.85		1.61
Class R-5E:
Six months ended 9/30/2016[4,5]	44.14	.32	3.10	3.42	—	—	—	47.56	7.75[6]	—[9]	.73[7]	1.42[7]
Period from 11/20/2015 to 3/31/2016[4,10]	48.16	.20	(2.65)	(2.45)	(.98)	(.59)	(1.57)	44.14	(5.19)[6]	—[9]	.25[6]	.46[6]
Class R-5:
Six months ended 9/30/2016[4,5]	44.22	.37	3.11	3.48	—	—	—	47.70	7.87[6]	8,832	.55[7]	1.62[7]
Year ended 3/31/2016	49.85	.58	(4.68)	(4.10)	(.94)	(.59)	(1.53)	44.22	(8.32)	9,285.54		1.21
Year ended 3/31/2015	49.32	.59	.74	1.33	(.80)	—	(.80)	49.85	2.77	11,418.53		1.19
Year ended 3/31/2014	42.33	.82	6.76	7.58	(.59)	—	(.59)	49.32	17.93	12,197.54		1.79
Year ended 3/31/2013	39.43	.70	3.02	3.72	(.82)	—	(.82)	42.33	9.54	13,746.55		1.78
Year ended 3/31/2012	42.78	.76	(3.40)	(2.64)	(.71)	—	(.71)	39.43	(5.99)	14,016.55		1.93

42 EuroPacific Growth Fund / Prospectus

		Income (loss) from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class R-6:
Six months ended 9/30/2016[4,5]	$44.27	$.38	$ 3.11	$ 3.49	$ —	$ —	$ —	$47.76	7.89%[6]	$46,321	.50%[7]	1.65%[7]
Year ended 3/31/2016	49.90	.60	(4.67)	(4.07)	(.97)	(.59)	(1.56)	44.27	(8.26)	41,539.50		1.27
Year ended 3/31/2015	49.38	.60	.74	1.34	(.82)	—	(.82)	49.90	2.80	38,346.49		1.20
Year ended 3/31/2014	42.38	.85	6.76	7.61	(.61)	—	(.61)	49.38	17.97	32,575.49		1.85
Year ended 3/31/2013	39.48	.70	3.04	3.74	(.84)	—	(.84)	42.38	9.58	22,744.50		1.76
Year ended 3/31/2012	42.85	.73	(3.36)	(2.63)	(.74)	—	(.74)	39.48	(5.94)	17,603.50		1.88

	Six months ended September 30, 2016[4,5,6]	Year ended March 31
		2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	13%	30%	28%	28%	27%	24%

1 Based on average shares outstanding.

2 For the period ended March 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .40 percentage points, respectively. The impact to the other share classes would have been similar

3 Total returns exclude any applicable sales charges, including contingent deferred sales charges.

4 Based on operations for the period shown and, accordingly, is not representative of a full year.

5 Unaudited.

6 Not annualized.

7 Annualized.

8 Class R-2E shares were offered beginning August 29, 2014.

9 Amount less than $1 million.

10 Class R-5E shares were offered beginning November 20, 2015.

EuroPacific Growth Fund / Prospectus 43

Notes

44     EuroPacific Growth Fund / Prospectus

Notes

EuroPacific Growth Fund / Prospectus     45

For shareholder services	American Funds Service Company (800) 421-4225
For retirement plan services	Call your employer or plan administrator
For 529 plans	American Funds Service Company (800) 421-4225, ext. 529
For 24-hour information	American FundsLine (800) 325-3590 americanfunds.com For Class R share information, visit AmericanFundsRetirement.com
Telephone calls you have with American Funds may be monitored or recorded for quality assurance, verification and recordkeeping purposes. By speaking to American Funds on the telephone, you consent to such monitoring and recording.

Multiple translations This prospectus may be translated into other languages. If there is any inconsistency or ambiguity as to the meaning of any word or phrase in a translation, the English text will prevail. Liability is not limited as a result of any material misstatement or omission introduced in the translation.

Annual/Semi-annual report to shareholders The shareholder reports contain additional information about the fund, including financial statements, investment results, portfolio holdings, a discussion of market conditions and the fund’s investment strategies, and the independent registered public accounting firm’s report (in the annual report).

Program description The CollegeAmerica® 529 program description contains additional information about the policies and services related to 529 plan accounts.

Statement of additional information (SAI) and codes of ethics The current SAI, as amended from time to time, contains more detailed information about the fund, including the fund’s financial statements, and is incorporated by reference into this prospectus. This means that the current SAI, for legal purposes, is part of this prospectus. The codes of ethics describe the personal investing policies adopted by the fund, the fund’s investment adviser and its affiliated companies.

The codes of ethics and current SAI are on file with the U.S. Securities and Exchange Commission (SEC). These and other related materials about the fund are available for review or to be copied at the SEC’s Public Reference Room in Washington, D.C., (202) 551-8090, on the EDGAR database on the SEC’s website at sec.gov or, after payment of a duplicating fee, via email request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The codes of ethics, current SAI and shareholder reports are also available, free of charge, on our website, americanfunds.com.

E-delivery and household mailings Each year you are automatically sent an updated summary prospectus and annual and semi-annual reports for the fund. You may also occasionally receive proxy statements for the fund. In order to reduce the volume of mail you receive, when possible, only one copy of these documents will be sent to shareholders who are part of the same family and share the same household address. You may elect to receive these documents electronically in lieu of paper form by enrolling in e-delivery on our website, americanfunds.com.

If you would like to opt out of household-based mailings or receive a complimentary copy of the current SAI, codes of ethics, annual/semi-annual report to shareholders or applicable program description, please call American Funds Service Company at (800) 421-4225 or write to the secretary of the fund at 333 South Hope Street, Los Angeles, California 90071-1406.

Securities Investor Protection Corporation (SIPC) Shareholders may obtain information about SIPC® on its website at sipc.org or by calling (202) 371-8300.

MFGEPRX-016-0517P Litho in USA CGD/CF/8007 Investment Company File No. 811-03734

THE FUND MAKES AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT.

/s/	MICHAEL W. STOCKTON
MICHAEL W. STOCKTON
SECRETARY

EuroPacific Growth Fund®

Part B
Statement of Additional Information

April 7, 2017

This document is not a prospectus but should be read in conjunction with the current prospectus of EuroPacific Growth Fund (the “fund”) dated April 7, 2017. You may obtain a prospectus from your financial advisor, by calling American Funds Service Company® at (800) 421-4225 or by writing to the fund at the following address:

EuroPacific Growth Fund
Attention: Secretary

333 South Hope Street
Los Angeles, California 90071

Certain privileges and/or services described below may not be available to all shareholders (including shareholders who purchase shares at net asset value through eligible retirement plans) depending on the shareholder’s investment dealer or retirement plan recordkeeper. Please see your financial advisor, investment dealer, plan recordkeeper or employer for more information.

Class A	AEPGX	Class 529-A	CEUAX	Class R-1	RERAX
Class C	AEPCX	Class 529-C	CEUCX	Class R-2	RERBX
Class T	TEUPX	Class 529-E	CEUEX	Class R-2E	REEBX
Class F-1	AEGFX	Class 529-T	TEUGX	Class R-3	RERCX
Class F-2	AEPFX	Class 529-F-1	CEUFX	Class R-4	REREX
Class F-3	FEUPX			Class R-5E	RERHX
				Class R-5	RERFX
				Class R-6	RERGX

Table of Contents

Item Page no.

Certain investment limitations and guidelines	2
Description of certain securities, investment techniques and risks	3
Fund policies	19
Management of the fund	21
Execution of portfolio transactions	48
Disclosure of portfolio holdings	51
Price of shares	53
Taxes and distributions	56
Purchase and exchange of shares	59
Sales charges	64
Sales charge reductions and waivers	67
Selling shares	72
Shareholder account services and privileges	73
General information	76
Appendix	85

Investment portfolio
Financial statements

EuroPacific Growth Fund — Page 1

Certain investment limitations and guidelines

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund’s net assets unless otherwise noted. This summary is not intended to reflect all of the fund’s investment limitations.

Investment strategies

· Normally, the fund will invest at least 80% of its net assets in securities of issuers in Europe and the Pacific Basin. This policy is subject to change only upon 60 days’ notice to shareholders. A country will be considered part of Europe if it is part of the MSCI European indexes and part of the Pacific Basin if any of its borders touches the Pacific Ocean. In determining the domicile of an issuer, the fund’s investment adviser will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations and/or generates revenues.

· Although the United States is considered part of the Pacific Basin, the fund will not generally purchase equity securities of issuers domiciled in the United States. However, the fund may invest up to 10% of its assets in securities of issuers domiciled in the United States or issuers whose securities are primarily listed on U.S. securities exchanges. Cash, cash equivalents and securities held as collateral issued by U.S. issuers will be treated as Pacific Basin assets.

· The fund invests primarily in the common stocks of issuers located outside the United States. The fund may invest a portion of its assets in companies located in emerging or developing countries.

Debt instruments

· The fund may invest up to 5% of its assets in straight debt securities (i.e., not convertible into equity) rated Baa1 or below and BBB+ or below by Nationally Recognized Statistical Rating Organizations or in unrated securities that are determined to be of equivalent quality by Capital Research and Management Company (the "investment adviser"). The fund currently intends to look to the ratings from Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of these ratings, consistent with the fund's investment policies.

* * * * * *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

EuroPacific Growth Fund — Page 2

Description of certain securities, investment techniques and risks

The descriptions below are intended to supplement the material in the prospectus under “Investment objective, strategies and risks.”

Equity securities — Equity securities represent an ownership position in a company. Equity securities held by the fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

Investing outside the U.S. — Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

EuroPacific Growth Fund — Page 3

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

Currency fluctuations — Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the fund’s emerging markets securities holdings would generally depreciate and vice versa. Further, the fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

Government regulation — Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the fund will only invest in markets where these restrictions are considered acceptable by the investment adviser, a country could impose new or additional repatriation restrictions after the fund’s investment. If this happened, the fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the fund if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the fund’s investments.

Fluctuations in inflation rates — Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

Less developed securities markets — Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries, and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

Settlement risks — Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to

EuroPacific Growth Fund — Page 4

apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the fund may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the fund to suffer a loss. The fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the fund.

Insufficient market information — The fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, the fund’s investment adviser will seek alternative sources of information, and to the extent the investment adviser is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the fund will not invest in such market or security.

Taxation — Taxation of dividends, interest and capital gains received by the fund varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

Litigation — The fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

Fraudulent securities — Securities purchased by the fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the fund.

EuroPacific Growth Fund — Page 5

Investing through Stock Connect — The fund may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the fund’s rights with respect to the securities. As Stock Connect is relatively new, there are no assurances that the necessary systems to run the program will function properly. Stock Connect is subject to aggregate and daily quota limitations on purchases and the fund may experience delays in transacting via Stock Connect. The fund’s shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the U.S. and investing in emerging markets.

Synthetic local access instruments — Participation notes, market access warrants and other similar structured investment vehicles (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investments in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Currency transactions — The fund may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency (often referred to as a spot or cover transaction). In addition, the fund may enter into forward currency contracts to protect against changes in currency exchange rates. The fund may also enter into forward currency contracts to seek to increase total return. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

EuroPacific Growth Fund — Page 6

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, the fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the fund’s commitment increases because of changes in exchange rates, the fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. In addition, the fund may use foreign currency contracts in order to increase exposure to a certain currency or to shift exposure to currency fluctuations from one currency to another. Entering into forward currency transactions may change the fund’s exposure to currency exchange rates and could result in losses to the fund if currencies do not perform as expected by the fund’s investment adviser. For example, if the fund’s investment adviser increases the fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the fund may incur a loss. Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause the fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Internal Revenue Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the fund.

EuroPacific Growth Fund — Page 7

Investing in smaller capitalization stocks — The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of $4.0 billion and below at the time of purchase). Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.

Debt instruments — Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

Sensitivity to interest rate and economic changes — Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted, and may continue to impact, interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside of the U.S., may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the fund’s portfolio to decline.

Payment expectations — Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer

EuroPacific Growth Fund — Page 8

of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

Liquidity and valuation — There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund’s ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund’s portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. The investment adviser considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/–) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See the Appendix to this statement of additional information for more information about credit ratings.

Securities with equity and debt characteristics — Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.

Preferred stock — Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible securities — A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the

EuroPacific Growth Fund — Page 9

option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.

Hybrid securities — A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an

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automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Warrants and rights — Warrants and rights may be acquired by the fund in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

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Obligations backed by the “full faith and credit” of the U.S. government — U.S. government obligations include the following types of securities:

U.S. Treasury securities — U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter).

Federal agency securities — The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), the Government National Mortgage Association (“Ginnie Mae”), the Veterans Administration (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank (“Exim Bank”), the Overseas Private Investment Corporation (“OPIC”), the Commodity Credit Corporation (“CCC”) and the Small Business Administration (“SBA”).

Other federal agency obligations — Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (“Freddie Mac”), the Federal National Mortgage Association (“Fannie Mae”), the Tennessee Valley Authority and the Federal Farm Credit Bank System.

In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

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Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Cash and cash equivalents — The fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Forward commitment, when issued and delayed delivery transactions — The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

The fund may enter into roll transactions, such as a mortgage dollar roll where the fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the fund forgoes principal and interest paid on the mortgage-backed securities. The fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The fund could suffer a loss if the contracting party fails to perform the future transaction and the fund is therefore unable to buy back the mortgage-backed securities it initially sold. The fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase the fund’s portfolio turnover rate.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund’s portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate

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additional cash to meet its obligations. After a transaction is entered into, the fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the fund may sell such securities.

Repurchase agreements — The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan by the fund that is collateralized by the security purchased. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. The fund will only enter into repurchase agreements involving securities of the type in which it could otherwise invest. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

Depositary receipts — Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. The fund may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Real estate investment trusts — Real estate investment trusts ("REITs"), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

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Inflation linked bonds — The fund may invest in inflation linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers (“CPURNSA”). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (“TIPS”), currently the only inflation linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation linked securities are currently the largest part of the inflation linked market, the fund may invest in corporate inflation linked securities.

The value of inflation linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation linked securities. There can be no assurance, however, that the value of inflation linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation linked securities currently available for the fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

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Restricted or illiquid securities — The fund may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the fund or cause it to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if they cannot be sold in the ordinary course of business at approximately the price at which the fund values them. The determination of whether a holding is considered liquid or illiquid is made by the fund’s adviser under procedures adopted by the fund’s board. The fund’s adviser makes this determination based on factors it deems relevant, such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur significant additional costs in disposing of illiquid securities. If the fund holds more than 15% of its net assets in illiquid assets due to appreciation of illiquid securities, the depreciation of liquid securities or changes in market conditions, the fund will seek over time to increase its investments in liquid securities to the extent practicable.

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Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.

In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the fund’s third-party service providers in the future, particularly as the fund cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Interfund borrowing and lending — Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission, the fund may lend money to, and borrow money from, other funds advised by Capital Research and Management Company or its affiliates. The fund will borrow through the program only when the costs are equal to or lower than the costs of bank loans. The fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. The fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

* * * * * *

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Portfolio turnover — Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund’s objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.

The fund’s portfolio turnover rates for the fiscal years ended March 31, 2016 and 2015 were 30% and 28%, respectively. The portfolio turnover rate would equal 100% if each security in a fund’s portfolio were replaced once per year. See “Financial highlights” in the prospectus for the fund’s annual portfolio turnover rate for each of the last five fiscal years.

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Fund policies

All percentage limitations in the following fund policies are considered at the time securities are purchased and are based on the fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund. In managing the fund, the fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the U.S. Securities and Exchange Commission (“SEC”), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the fund may not:

a. Borrow money;

b. Issue senior securities;

c. Underwrite the securities of other issuers;

d. Purchase or sell real estate or commodities;

e. Make loans; or

f. Purchase the securities of any issuer if, as a result of such purchase, the fund’s investments would be concentrated in any particular industry.

2. The fund may not invest in companies for the purpose of exercising control or management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

The fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

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Additional information about the fund’s policies — The information below is not part of the fund’s fundamental or nonfundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the fund. Information is also provided regarding the fund’s current intention with respect to certain investment practices permitted by the 1940 Act.

For purposes of fundamental policy 1a, the fund may borrow money in amounts of up to 33-1/3% of its total assets from banks for any purpose. Additionally, the fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time securities are purchased and thereafter.

For purposes of fundamental policies 1a and 1e, the fund may borrow money from, or loan money to, other funds managed by Capital Research and Management Company or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.

For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, to the extent the fund covers its commitments under certain types of agreements and transactions, including mortgage-dollar-roll transactions, sale-buybacks, when-issued, delayed-delivery, or forward commitment transactions, and other similar trading practices, by segregating or earmarking liquid assets equal in value to the amount of the fund’s commitment, such agreement or transaction will not be considered a senior security by the fund.

For purposes of fundamental policy 1c, the policy will not apply to the fund to the extent the fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objectives and strategies.

For purposes of fundamental policy 1e, the fund may not lend more than 33-1/3% of its total assets, provided that this limitation shall not apply to the fund’s purchase of debt obligations.

For purposes of fundamental policy 1f, the fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the U.S. Government, its agencies or Government Sponsored Enterprises or repurchase agreements with respect thereto.

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Management of the fund

Board of trustees and officers

Independent trustees1

The fund’s nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes and experience to appropriately oversee the actions of the fund’s service providers, decide upon matters of general policy and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education and skills.

The fund seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the fund’s board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.

Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting or other professions. Although no single list could identify all experience upon which the fund’s independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed below, none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the fund’s registration statement.

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
Elisabeth Allison, 1946 Trustee (1991)	Trustee, Co-Director, The Stanton Foundation; former Senior Business Advisor, Harvard Medical School	3	None

·  Senior corporate management experience, international publishing company

·  Business consulting experience

·  Corporate board experience

·  Service as associate professor, economics

·  Service on advisory boards, trustee boards or finance committees for educational, charitable, municipal and nonprofit organizations

·  PhD, business economics

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
Vanessa C. L. Chang, 1952 Trustee (2005)	Director, EL & EL Investments (real estate)	17	Edison International; Sykes Enterprises; Transocean Ltd.

·  Service as a chief executive officer, insurance-related (claims/dispute resolution) internet company

·  Senior management experience, investment banking

·  Former partner, public accounting firm

·  Corporate board experience

·  Service on advisory and trustee boards for charitable, educational and nonprofit organizations

·  Former member of the Governing Council of the Independent Directors Council

·  CPA (inactive)

Nicholas Donatiello, Jr., 1960 Chairman of the Board (Independent and Non-Executive) (2008)	President and CEO, Odyssey Ventures, Inc. (business strategy and marketing consulting); Lecturer, Graduate School of Business, Stanford University	3	Big 5 Sporting Goods Corporation; Dolby Laboratories, Inc.	· Corporate board experience · Service on advisory and trustee boards for charitable and nonprofit organizations · Global media and technology consultant · MBA

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
Pablo R. González Guajardo, 1967 Trustee (2014)	CEO, Kimberly-Clark de México, S.A.B. de C.V.	7	América Móvil, S.A.B. de C.V.; Grupo Lala, S.A.B. de C.V.; Grupo Sanborns, S.A.B. de C.V.; Kimberly-Clark de México, S.A.B. de C.V.	· Service as a chief executive officer · Senior corporate management experience · Corporate board experience · Service on advisory and trustee boards for nonprofit organizations · MBA
William H. Kling, 1942 Trustee (1987)	President Emeritus and former CEO, American Public Media	10	None

·  Service as chief executive officer, media and entertainment company

·  Media and technology consultant

·  Corporate board experience

·  Service on advisory and trustee boards for charitable and nonprofit organizations

·  BA, economics, MS, mass communications

Martin E. Koehler, 1957 Trustee (2015)	Independent management consultant; former Managing Director and Senior Advisor, The Boston Consulting Group	3	Delton AG; Deutsche Lufthansa AG	· Senior management experience · Corporate board experience · Service on advisory and trustee boards for charitable and nonprofit organizations · MBA · MS, industrial engineering

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Name, year of birth and position with fund (year first elected as a trustee2)	Principal occupation(s) during the past five years	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years	Other relevant experience
William I. Miller, 1956 Trustee (1992)	President, The Wallace Foundation	3	Cummins, Inc.	· Service as chief executive officer · Corporate board experience · Service on advisory and trustee boards for charitable, educational and nonprofit organizations · MBA
Alessandro Ovi, 1944 Trustee (2002)	Publisher and Editor, Technology Review; President, TechRev.srl; former Special Advisor to the Italian Prime Minister (2005 – 2008); former Special Advisor to the President of the European Commission (2001 – 2005)	3	Landi Renzo SpA; ST Microelectronics SNV Former director of Telecom Italia Media SpA (until 2012); Guala Closures SpA (until 2015)	· Service as chief executive officer, engineering firm · Corporate board experience · Service on university trustee board · MS
Josette Sheeran, 1954 Trustee (2015)	President and CEO, Asia Society; Vice Chair, World Economic Forum; Executive Director, United Nations World Food Program	3	None

·  Senior management experience

·  Government service

·  Service on advisory councils and commissions for international and governmental organizations

·  Service on advisory and trustee boards for charitable and nonprofit organizations

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Interested trustee(s)5,6

Interested trustees have similar qualifications, skills and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research and Management Company or its affiliates. Such management roles with the fund’s service providers also permit the interested trustees to make a significant contribution to the fund’s board.

Name, year of birth and position with fund (year first elected as a trustee/officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund	Number of portfolios in fund complex overseen by trustee[3]	Other directorships[4] held by trustee during the past five years
Carl M. Kawaja, 1964 Vice Chairman of the Board and President (2003)	Partner – Capital World Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.*	1	None

Other officers6

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Walter R. Burkley, 1966 Executive Vice President (2012)	Senior Vice President and Senior Counsel – Fund Business Management Group, Capital Research and Management Company; Director, Capital Research Company*
Mark E. Denning, 1957 Executive Vice President (1994)	Director, Capital Research and Management Company; Partner – Capital Research Global Investors, Capital Research Company*; Partner – Capital Research Global Investors, Capital International, Inc.*
Jonathan Knowles, PhD, 1961 Senior Vice President (2012)	Partner – Capital World Investors, Capital International, Inc.*; Director, The Capital Group Companies, Inc.*
Sung Lee, 1966 Senior Vice President (2003)	Partner – Capital Research Global Investors, Capital International, Inc.*

EuroPacific Growth Fund — Page 26

Name, year of birth and position with fund (year first elected as an officer2)	Principal occupation(s) during the past five years and positions held with affiliated entities or the Principal Underwriter of the fund
Michael J. Downer, 1955 Vice President (2004)	Director, Senior Vice President and Secretary, Capital Research and Management Company; Chairman of the Board, Capital Bank and Trust Company*
Nicholas J. Grace, 1966 Vice President (2004)	Partner – Capital World Investors, Capital Research Company*; Director, The Capital Group Companies, Inc.*
Leo Hee, 1971 Vice President (2015)	Partner – Capital World Investors, Capital International, Inc.*
Jesper Lyckeus, 1967 Vice President (2010)	Partner – Capital Research Global Investors, Capital Research Company*
Lara Pellini, 1975 Vice President (2015)	Partner – Capital World Investors, Capital Research Company*
Joerg Sponer, 1972 Vice President (2010)	Partner – Capital Research Global Investors, Capital Research Company*
Christopher Thomsen, 1970 Vice President (2015)	Partner – Capital Research Global Investors, Capital Research Company*
Michael W. Stockton, 1967 Secretary (2013)	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer (2010)	Vice President – Investment Operations, Capital Research and Management Company
Jennifer L. Butler, 1966 Assistant Secretary (2013)	Assistant Vice President – Fund Business Management Group, Capital Research and Management Company
Dori Laskin, 1951 Assistant Treasurer (2010)	Vice President – Investment Operations, Capital Research and Management Company
Gregory F. Niland, 1971 Assistant Treasurer (2016)	Vice President - Investment Operations, Capital Research and Management Company

* Company affiliated with Capital Research and Management Company.

1 The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.

2 Trustees and officers of the fund serve until their resignation, removal or retirement.

3 Funds managed by Capital Research and Management Company or its affiliates.

4 This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.

5 The term interested trustee refers to a trustee who is an “interested person” of the fund within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6 All of the trustees and/or officers listed, with the exception of Leo Hee, Lara Pellini and Joerg Sponer, are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

The address for all trustees and officers of the fund is 333 South Hope Street, 55th Floor, Los Angeles, California 90071, Attention: Secretary.

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Fund shares owned by trustees as of December 31, 2016:

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustee	Dollar range[1,2] of independent trustees deferred compensation[3] allocated to fund	Aggregate dollar range[1,2] of independent trustees deferred compensation[3] allocated to all funds within American Funds family overseen by trustee
Independent trustees
Elisabeth Allison	Over $100,000	Over $100,000	N/A	N/A
Vanessa C. L. Chang	Over $100,000	Over $100,000	N/A	N/A
Nicholas Donatiello, Jr.	Over $100,000	Over $100,000	N/A	N/A
Pablo R. González Guajardo	$10,001 – $50,000	$50,001 – $100,000	Over $100,000	Over $100,000
William H. Kling	$50,001 – $100,000	Over $100,000	N/A	N/A
Martin E. Koehler	$1 – $10,000	$10,001 – $50,000	$10,001 – $50,000	$50,001 – $100,000
William I. Miller	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Alessandro Ovi	Over $100,000	Over $100,000	N/A	N/A
Josette Sheeran	$10,001 – $50,000	Over $100,000	N/A	N/A

Name	Dollar range[1] of fund shares owned	Aggregate dollar range[1] of shares owned in all funds in the American Funds family overseen by trustees
Interested trustees
Carl M. Kawaja	Over $100,000	Over $100,000

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2  N/A indicates that the listed individual, as of December 31, 2016, was not a trustee of a particular fund, did not allocate deferred compensation to the fund or did not participate in the deferred compensation plan.

3 Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.

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Trustee compensation — No compensation is paid by the fund to any officer or trustee who is a director, officer or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Board of trustees and officers — Independent trustees” table under the “Management of the fund” section in this statement of additional information, all other officers and trustees of the fund are directors, officers or employees of the investment adviser or its affiliates. The boards of funds advised by the investment adviser typically meet either individually or jointly with the boards of one or more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The fund typically pays each independent trustee an annual fee, which ranges from $16,000 to $36,667, based primarily on the total number of board clusters on which that independent trustee serves.

In addition, the fund generally pays independent trustees attendance and other fees for meetings of the board and its committees. Board and committee chairs receive additional fees for their services.

Independent trustees also receive attendance fees for certain special joint meetings and information sessions with directors and trustees of other groupings of funds advised by the investment adviser. The fund and the other funds served by each independent trustee each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses. Independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the independent trustees.

Trustee compensation earned during the fiscal year ended March 31, 2016:

Name	Aggregate compensation (including voluntarily deferred compensation1) from the fund	Total compensation (including voluntarily deferred compensation1) from all funds managed by Capital Research and Management Company or its affiliates
Elisabeth Allison	$56,084	$168,250
Vanessa C. L. Chang	38,542	310,775
Nicholas Donatiello, Jr.	63,959	191,875
Pablo R. González Guajardo[2]	45,708	208,875
William H. Kling	33,753	364,019
Martin E. Koehler[2,3]	13,250	39,750
William I. Miller[2]	52,292	156,875
Alessandro Ovi	55,084	165,250
Josette Sheeran[2,3]	13,250	39,750

1 Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended March 31, 2016 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.

2 Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the end of the 2016 fiscal year for participating trustees is as follows: Pablo R. González Guajardo ($98,510), Martin E. Koehler ($6,625), William I. Miller ($419,317) and Josette Sheeran ($13,250). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the trustees.

3 Mr. Koehler and Ms. Sheeran were elected to the board effective December 2, 2015.

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Fund organization and the board of trustees — The fund, an open-end, diversified management investment company, was organized as a Massachusetts business trust on May 17, 1983. At a meeting of the fund’s shareholders on December 23, 2009, shareholders approved the reorganization of the fund to a Delaware statutory trust. The reorganization may be completed in the next year; however, the fund reserves the right to delay the implementation. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the fund can be found in a joint proxy statement available on the SEC’s website at sec.gov. Although the board of trustees has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund’s board, which meets periodically and performs duties required by applicable state and federal laws.

Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.

Independent board members are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares. Shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the fund’s rule 18f-3 Plan. Each class’ shareholders have exclusive voting rights with respect to the respective class’ rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that 529 college savings plan account owners invested in Class 529 shares are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund’s Class 529 shares, Virginia College Savings PlanSM (Virginia529SM) will vote any proxies relating to the fund’s Class 529 shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.

The fund’s declaration of trust and by-laws, as well as separate indemnification agreements with independent trustees, provide in effect that, subject to certain conditions, the fund will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

Leadership structure — The board’s chair is currently an independent trustee who is not an “interested person” of the fund within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive

EuroPacific Growth Fund — Page 30

session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for fund management and counsel to the independent trustees and the fund.

Risk oversight — Day-to-day management of the fund, including risk management, is the responsibility of the fund’s contractual service providers, including the fund’s investment adviser, principal underwriter/distributor and transfer agent. Each of these entities is responsible for specific portions of the fund’s operations, including the processes and associated risks relating to the fund’s investments, integrity of cash movements, financial reporting, operations and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the fund’s service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the fund’s investments and trading. The board also receives compliance reports from the fund’s and the investment adviser’s chief compliance officers addressing certain areas of risk.

Committees of the fund’s board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research and Management Company, also explore risk management procedures in particular areas and then report back to the full board. For example, the fund’s audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.

Not all risks that may affect the fund can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the fund’s objectives. As a result of the foregoing and other factors, the ability of the fund’s service providers to eliminate or mitigate risks is subject to limitations.

Committees of the board of trustees — The fund has an audit committee comprised of Elisabeth Allison, Vanessa C. L. Chang, Pablo R. González Guajardo, Martin E. Koehler and Josette Sheeran. The committee provides oversight regarding the fund’s accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund’s principal service providers. The committee acts as a liaison between the fund’s independent registered public accounting firm and the full board of trustees. Five audit committee meetings were held during the 2016 fiscal year.

The fund has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser’s affiliates, such as the Investment Advisory and Service Agreement, Principal Underwriting Agreement, Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. One contracts committee meeting was held during the 2016 fiscal year.

The fund has a nominating and governance committee comprised of William H. Kling, William I. Miller and Alessandro Ovi. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the fund, addressed to the fund’s secretary, and must be accompanied by complete biographical and

EuroPacific Growth Fund — Page 31

occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. Four nominating and governance committee meetings were held during the 2016 fiscal year.

Proxy voting procedures and principles — The fund’s investment adviser, in consultation with the fund’s board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the fund, other American Funds and American Funds Insurance Series. The complete text of these principles is available on the American Funds website at americanfunds.com. Proxies are voted by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the funds’ boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

The Principles, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time.

The investment adviser seeks to vote all U.S. proxies; however, in certain circumstances it may be impracticable or impossible to do so. Proxies for companies outside the U.S. also are voted, provided there is sufficient time and information available. After a proxy statement is received, the investment adviser prepares a summary of the proposals contained in the proxy statement. A notation of any potential conflicts of interest also is included in the summary (see below for a description of Capital Research and Management Company’s special review procedures).

For proxies of securities managed by a particular investment division of the investment adviser, the initial voting recommendation is made by one or more of the division’s investment analysts familiar with the company and industry. A second recommendation is made by a proxy coordinator (an investment analyst or other individual with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of these Principles and familiarity with proxy-related issues. The proxy summary and voting recommendations are made available to the appropriate proxy voting committee for a final voting decision.

In addition to its proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company may utilize research provided by Institutional Shareholder Services, Glass-Lewis & Co. or other third-party advisory firms on a case-by-case basis. It does not, as a policy, follow the voting recommendations provided by these firms. It periodically assesses the information provided by the advisory firms and reports to the Joint Proxy Committee of the American Funds (“JPC”), as appropriate.

The JPC is composed of independent board members from each American Funds board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters. Members of the JPC also may be called upon to resolve voting conflicts involving funds co-managed by the investment adviser’s equity investment divisions and vote proxies when necessary as a result of regulatory requirements (see below for more information).

From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with the American Funds organization, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested

EuroPacific Growth Fund — Page 32

Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict. The investment adviser analyzes these proxies and proposals on their merits and does not consider these relationships when casting its vote.

The investment adviser has developed procedures to identify and address instances where a vote could appear to be influenced by such a relationship. Under the procedures, prior to a final vote being cast by the investment adviser, the relevant proxy committees’ voting results for proxies issued by Interested Parties are reviewed by a Special Review Committee (“SRC”) of the investment division voting the proxy if the vote was in favor of the Interested Party.

If a potential conflict is identified according to the procedure above, the SRC will be provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the party and any other pertinent information. The SRC will evaluate the information and determine whether the decision was in the best interest of fund shareholders. It will then accept or override the voting decision or determine alternative action. The SRC includes senior investment professionals and legal and compliance professionals.

In cases where a fund is co-managed and a portfolio company is held by more than one of the investment adviser’s equity investment divisions, voting ties are resolved by one of the following methods. First, for those funds that have delegated tie-breaking authority to the investment adviser, the outcome will be determined by the equity investment division or divisions with the larger position in the portfolio company as of the record date for the shareholder meeting. For the remaining funds, members of the JPC representing those funds will determine the outcome based on a review of the same information provided to the relevant investment analysts, proxy coordinators and proxy committee members.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the American Funds website and (c) on the SEC’s website at sec.gov.

The following summary sets forth the general positions of the American Funds, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the American Funds website.

Director matters — The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. Separation of the chairman and CEO positions also may be supported.

Governance provisions — Typically, proposals to declassify a board (elect all directors annually) are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder rights — Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an

EuroPacific Growth Fund — Page 33

investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

Compensation and benefit plans — Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

Routine matters — The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

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Principal fund shareholders — The following table identifies those investors who own of record, or are known by the fund to own beneficially, 5% or more of any class of its shares as of the opening of business on March 8, 2017. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

Name and address	Ownership	Ownership percentage
Edward D. Jones & Co. Omnibus Account Saint Louis, MO	Record	Class A Class F-2 Class 529-A	17.49% 8.25 6.45
Wells Fargo Clearing Services, LLC Custody Account Saint Louis, MO	Record	Class A Class C Class F-2	7.59 11.30 12.90
National Financial Services, LLC Omnibus Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2	6.37 6.97 25.52 13.46
Pershing, LLC Custody Account Jersey City, NJ	Record	Class A Class C Class F-1 Class F-2 Class F-3 Class 529-F1	5.59 7.52 10.38 11.15 13.16 6.58
Morgan Stanley & Co., Inc. Omnibus Account Jersey City, NJ	Record	Class A Class C Class F-2	5.24 12.90 7.30
Merrill Lynch Omnibus Account Jacksonville, FL	Record	Class C Class R-3	9.61 7.61
Raymond James Omnibus Account St. Petersburg, FL	Record	Class C Class F-1 Class F-2	7.56 7.98 7.63
Charles Schwab & Co., Inc. Custody Account San Francisco, CA	Record	Class F-1 Class F-2 Class R-4 Class R-5	24.00 10.86 7.26 7.86
Acuity, A Mutual Insurance Company Sheboygan, WI	Record	Class F-3	23.33
Health Maintenance Organization, Inc. Watertown, MA	Record	Class F-3	13.31
Retirement Plan #1 Pasadena, CA	Beneficial	Class F-3	10.03
Ancilla Systems, Inc. Hobart, IN	Record	Class F-3	9.52
Retirement Plan #2 Pasadena, CA	Beneficial	Class F-3	7.04
Hartford Life Insurance Co. Separate Account 401K Plan Hartford, CT	Record Beneficial	Class R-1	55.22
Massachusetts Mutual Life Insurance Company 401K Plan Springfield, MA	Record Beneficial	Class R-1	8.67
Delaware Charter Guarantee & Trust Company, Inc. Omnibus Account Des Moines, IA	Record	Class R-1 Class R-3	5.47 8.06
State Street Bank & Trust Co. Omnibus Account Harrison, NY	Record	Class R-2E Class R4 Class R5	88.79 6.32 5.78

EuroPacific Growth Fund — Page 35

Name and address	Ownership	Ownership percentage
Voya Retirement Insurance and Annuity Company Omnibus Account Hartford, CT	Record	Class R-3 Class R-4	7.96 5.20
NFS, LLC FEBO 401K Plan Covington, KY	Record Beneficial	Class R-4 Class R-5 Class R-6	7.11 10.35 14.13
John Hancock Life Insurance Co. USA Omnibus Account Boston, MA	Record	Class R-5	7.35
State Street Bank & Trust Co. Custody Account Boston, MA	Record	Class R-5E	76.28
Great-West Trust Co., LLC 401k Plan Greenwood Village, CO	Record Beneficial	Class R-5E	23.40

As of March 8, 2017, the officers and trustees of the fund, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

Unless otherwise noted, references in this statement of additional information to Class F shares, Class R shares or Class 529 shares refer to all F share classes, all R share classes or all 529 share classes, respectively.

EuroPacific Growth Fund — Page 36

Investment adviser — Capital Research and Management Company, the fund’s investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Beijing, Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo and Washington, D.C.). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research and Management Company manages equity assets through three equity investment divisions and fixed-income assets through its fixed-income investment division, Capital Fixed Income Investors. The three equity investment divisions — Capital World Investors, Capital Research Global Investors and Capital International Investors — make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research and Management Company. The investment adviser, which is deemed under the Commodity Exchange Act (the “CEA”) to be the operator of the fund, has claimed an exclusion from the definition of the term commodity pool operator under the CEA with respect to the fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the fund.

The investment adviser has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the fund and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. The investment adviser believes that its policies and procedures are reasonably designed to address these issues.

Compensation of investment professionals — As described in the prospectus, the investment adviser uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.

Portfolio managers and investment analysts are paid competitive salaries by Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization and other factors.

To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent one-, three-, five- and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the fund’s portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as: MSCI All Country World ex USA Index and Lipper International Funds Index. From time to time, Capital Research and Management Company may adjust or customize these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Portfolio manager fund holdings and other managed accounts — As described below, portfolio managers may personally own shares of the fund. In addition, portfolio managers may manage portions of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

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The following table reflects information as of March 31, 2016:

Portfolio manager	Dollar range of fund shares owned[1]	Number of other registered investment companies (RICs) for which portfolio manager is a manager (assets of RICs in billions)[2]		Number of other pooled investment vehicles (PIVs) for which portfolio manager is a manager (assets of PIVs in billions)[3]		Number of other accounts for which portfolio manager is a manager (assets of other accounts in billions)[4]
Carl M. Kawaja	Over $1,000,000	3	$151.9	1	$3.51	None
Mark E. Denning	$100,001 – $500,000	5	$149.5	1	$0.45	None
Jonathan Knowles	$100,001 – $500,000	4	$112.6	None		None
Sung Lee	$100,001 – $500,000	3	$89.8	None		None
Nicholas J. Grace	$100,001 – $500,000	3	$27.1	None		None
Jesper Lyckeus	$100,001 – $500,000	2	$8.4	None		None
Christopher Thomsen	Over $1,000,000	2	$29.9	None		None
Lawrence Kymisis	$100,001 – $500,000	2	$30.8	None		None
Andrew B. Suzman	Over $1,000,000	21	$172.8	None		None

1 Ownership disclosure is made using the following ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; $100,001 – $500,000; $500,001 – $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.

2 Indicates other RIC(s) managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No RIC has an advisory fee that is based on the performance of the RIC.

3 Indicates other PIV(s) managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the PIV(s) and are not the total assets managed by the individual, which is a substantially lower amount. No PIV has an advisory fee that is based on the performance of the PIV.

4 Indicates other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the other accounts and are not the total assets managed by the individual, which is a substantially lower amount. Personal brokerage accounts of portfolio managers and their families are not reflected.

The fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the fund and such other accounts.

EuroPacific Growth Fund — Page 38

Investment Advisory and Service Agreement — The Investment Advisory and Service Agreement (the “Agreement”) between the fund and the investment adviser will continue in effect until January 31, 2018, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that the investment adviser may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the fund’s board, pursuant to an agreement between the investment adviser and such subsidiary. Any such subsidiary adviser will be paid solely by the investment adviser out of its fees.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund’s executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund’s offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund’s plans of distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to independent trustees; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

EuroPacific Growth Fund — Page 39

As compensation for its services, the investment adviser receives a monthly fee that is accrued daily, calculated at the annual rate of:

Rate	Net asset level
	In excess of	Up to
0.690%	$ 0	$ 500,000,000
0.590	500,000,000	1,000,000,000
0.530	1,000,000,000	1,500,000,000
0.500	1,500,000,000	2,500,000,000
0.480	2,500,000,000	4,000,000,000
0.470	4,000,000,000	6,500,000,000
0.460	6,500,000,000	10,500,000,000
0.450	10,500,000,000	17,000,000,000
0.440	17,000,000,000	21,000,000,000
0.430	21,000,000,000	27,000,000,000
0.425	27,000,000,000	34,000,000,000
0.420	34,000,000,000	44,000,000,000
0.415	44,000,000,000	55,000,000,000
0.410	55,000,000,000	71,000,000,000
0.405	71,000,000,000	89,000,000,000
0.400	89,000,000,000	115,000,000,000
0.397	115,000,000,000	144,000,000,000
0.394	144,000,000,000

For the fiscal years ended March 31, 2016, 2015 and 2014, the investment adviser received from the fund management fees of $525,863,000, $522,677,000 and $484,759,000, respectively.

Administrative services — The investment adviser and its affiliates provide certain administrative services for shareholders of the fund’s Class A, C, T, F, R and 529 shares. Services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the fund and the investment adviser relating to the fund’s Class A, C, T, F, R and 529 shares. The Administrative Agreement will continue in effect until January 31, 2018, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of the members of the fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. The investment adviser has the right to terminate the Administrative Agreement upon 60 days’ written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

EuroPacific Growth Fund — Page 40

Under the Administrative Agreement, the investment adviser receives an administrative services fee at the annual rate of .01% of the average daily net assets of the fund attributable to Class A shares and .05% of the average daily net assets of the fund attributable to Class C, T, F, R and 529 shares for administrative services. Administrative services fees are paid monthly and accrued daily.

During the 2016 fiscal year, administrative services fees were:

Administrative services fee
Class A	$ 2,901,000
Class C	844,000
Class F-1	3,110,000
Class F-2	8,626,000
Class 529-A	580,000
Class 529-C	178,000
Class 529-E	30,000
Class 529-F-1	47,000
Class R-1	135,000
Class R-2	449,000
Class R-2E	1,000
Class R-3	2,922,000
Class R-4	6,197,000
Class R-5E	—*
Class R-5	5,223,000
Class R-6	19,877,000

* Amount less than $1,000.

Principal Underwriter and plans of distribution — American Funds Distributors, Inc. (the “Principal Underwriter”) is the principal underwriter of the fund’s shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; and 12811 North Meridian Street, Carmel, IN 46032.

The Principal Underwriter receives revenues relating to sales of the fund’s shares, as follows:

· For Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of the balance of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers.

· For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase.

In addition, the fund reimburses the Principal Underwriter for advancing immediate service fees to qualified dealers and advisors upon the sale of Class C and 529-C shares. The fund also reimburses the Principal Underwriter for service fees (and, in the case of Class 529-E shares, commissions) paid on a quarterly basis to intermediaries, such as qualified dealers or financial advisors, in connection with investments in Class T, F-1, 529-E, 529-T, 529-F-1, R-1, R-2, R-2E, R-3 and R-4 shares.

EuroPacific Growth Fund — Page 41

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

	Fiscal year	Commissions, revenue or fees retained	Allowance or compensation to dealers
Class A	2016	$6,188,000	$26,738,000
	2015	5,668,000	24,657,000
	2014	5,727,000	24,923,000
Class C	2016	169,000	2,386,000
	2015	276,000	2,118,000
	2014	—	2,265,000
Class 529-A	2016	454,000	2,000,000
	2015	468,000	2,069,000
	2014	503,000	2,256,000
Class 529-C	2016	6,000	278,000
	2015	28,000	284,000
	2014	—	311,000

Plans of distribution — The fund has adopted plans of distribution (the “Plans”) pursuant to rule 12b-1 under the 1940 Act. The Plans permit the fund to expend amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund’s board of trustees has approved the category of expenses for which payment is being made.

Each Plan is specific to a particular share class of the fund. As the fund has not adopted a Plan for Class F-2, F-3, R-5E, R-5 or R-6, no 12b-1 fees are paid from Class F-2, F-3, R-5E, R-5 or R-6 share assets and the following disclosure is not applicable to these share classes.

Payments under the Plans may be made for service-related and/or distribution-related expenses. Service-related expenses include paying service fees to qualified dealers. Distribution-related expenses include commissions paid to qualified dealers. The amounts actually paid under the Plans for the past fiscal year, expressed as a percentage of the fund’s average daily net assets attributable to the applicable share class, are disclosed in the prospectus under “Fees and expenses of the fund.” Further information regarding the amounts available under each Plan is in the “Plans of Distribution” section of the prospectus.

Following is a brief description of the Plans:

Class A and 529-A — For Class A and 529-A shares, up to .25% of the fund’s average daily net assets attributable to such shares is reimbursed to the Principal Underwriter for paying service-related expenses, and the balance available under the applicable Plan may be paid to the Principal Underwriter for distribution-related expenses. The fund may annually expend up to .25% for Class A shares and up to .50% for Class 529-A shares under the applicable Plan; however, for Class 529-A shares, the board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets, in the aggregate, for paying service- and distribution-related expenses.

Distribution-related expenses for Class A and 529-A shares include dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge. Commissions on these “no load” purchases (which are described in further detail under the “Sales Charges” section of this statement of additional information) in excess of the Class A and 529-A Plan limitations and not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for 15 months, provided that the reimbursement of

EuroPacific Growth Fund — Page 42

such commissions does not cause the fund to exceed the annual expense limit. After 15 months, these commissions are not recoverable.

Class T and 529-T — For Class T and 529-T shares, the fund may annually expend up to .50% under the applicable Plan; however, the fund’s board of trustees has approved payments to the Principal Underwriter of up to .25% of the fund’s average daily net assets attributable to Class T and 529-T shares for paying service-related expenses.

Other share classes — The Plans for each of the other share classes that have adopted Plans provide for payments to the Principal Underwriter for paying service-related and distribution-related expenses of up to the following amounts of the fund’s average daily net assets attributable to such shares:

Share class	Service related payments[1]	Distribution related payments[1]	Total allowable under the Plans[2]
Class C	0.25%	0.75%	1.00%
Class F-1	0.25	—	0.50
Class 529-C	0.25	0.75	1.00
Class 529-E	0.25	0.25	0.75
Class 529-F-1	0.25	—	0.50
Class R-1	0.25	0.75	1.00
Class R-2	0.25	0.50	1.00
Class R-2E	0.25	0.35	0.85
Class R-3	0.25	0.25	0.75
Class R-4	0.25	—	0.50

1 Amounts in these columns represent the amounts approved by the board of trustees under the applicable Plan.

2 The fund may annually expend the amounts set forth in this column under the current Plans with the approval of the board of trustees.

Payment of service fees — Payment of service fees to investment dealers generally begins 13 months after establishment of an account in Class A, C, 529-A or 529-C shares. Service fees are not paid on certain investments made at net asset value including accounts established by registered representatives and their family members as described in the “Sales charges” section of this statement of additional information.

During the 2016 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

	12b-1 expenses	12b-1 unpaid liability outstanding
Class A	$68,891,000	$4,437,000
Class C	16,819,000	1,318,000
Class F-1	15,551,000	1,053,000
Class 529-A	2,450,000	172,000
Class 529-C	3,528,000	364,000
Class 529-E	297,000	30,000
Class 529-F-1	—	—
Class R-1	2,694,000	210,000
Class R-2	6,676,000	629,000
Class R-2E	12,000	4,000
Class R-3	29,117,000	2,217,000
Class R-4	30,986,000	2,405,000

EuroPacific Growth Fund — Page 43

Approval of the Plans — As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full board of trustees and separately by a majority of the independent trustees of the fund who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. In addition, the selection and nomination of independent trustees of the fund are committed to the discretion of the independent trustees during the existence of the Plans.

Potential benefits of the Plans to the fund and its shareholders include enabling shareholders to obtain advice and other services from a financial advisor at a reasonable cost, the likelihood that the Plans will stimulate sales of the fund benefiting the investment process through growth or stability of assets and the ability of shareholders to choose among various alternatives in paying for sales and service. The Plans may not be amended to materially increase the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly by the board of trustees and the Plans must be renewed annually by the board of trustees.

A portion of the fund’s 12b-1 expense is paid to financial advisors to compensate them for providing ongoing services. If you have questions regarding your investment in the fund or need assistance with your account, please contact your financial advisor. If you need a financial advisor, please call American Funds Distributors at (800) 421-4120 for assistance.

Fee to Virginia529 — With respect to Class 529 shares, as compensation for its oversight and administration, Virginia529 receives a quarterly fee accrued daily and calculated at the annual rate of .10% on the first $20 billion of the net assets invested in Class 529 shares of the American Funds, .05% on net assets between $20 billion and $100 billion and .03% on net assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter.

EuroPacific Growth Fund — Page 44

Other compensation to dealers — As of July 2016, the top dealers (or their affiliates) that American Funds Distributors anticipates will receive additional compensation (as described in the prospectus) include:

AIG Advisor Group

AIG Capital Services Inc

FSC Securities Corporation

Royal Alliance Associates, Inc.

SagePoint Financial, Inc.

Woodbury Financial Services, Inc.

American Portfolios Financial Services, Inc.

American Portfolios Advisors, Inc

American Portfolios Financial Services, Inc.

AXA Advisors, LLC

Cadaret, Grant & Co., Inc.

Cambridge

Cambridge Advisors, Inc.

Cambridge Appleton Trust

Cambridge Associates, LLC (USA)

Cambridge Investment Research Advisors, Inc.

Cambridge Investment Research, Inc.

Cambridge Southern Financial Advisors

Cetera Financial Group

Cetera Advisor Networks LLC

Cetera Advisors LLC

Cetera Financial Specialists LLC

Cetera Investment Services LLC

CIMAS, LLC

First Allied Securities Inc

Investors Capital Corp.

J.P. Turner & Company, L.L.C.

Legend Equities Corporation

Summit Brokerage Services, Inc.

Commonwealth

Commonwealth Advisory Group, LTD

Commonwealth Bank and Trust Company

Commonwealth Financial Advisors, LLC

Commonwealth Financial Group, Inc.

Commonwealth Financial Network

Commonwealth Retirement Services, Inc.

D.A. Davidson & Co.

Edward Jones

Hefren-Tillotson, Inc.

EuroPacific Growth Fund — Page 45

HTK / Janney Montgomery Group

Hornor, Townsend & Kent, Inc.

Janney Montgomery Scott LLC

J.J.B. Hilliard Lyons

Hilliard Lyons Trust Company LLC

J. J. B. Hilliard, W. L. Lyons, LLC

J.P. Morgan Chase Banc One

J.P. Morgan Securities LLC

JP Morgan Chase Bank, N.A.

Ladenburg Thalmann Group

Investacorp, Inc.

KMS Financial Services, Inc.

Ladenburg, Thalmann & Co., Inc.

Securities America, Inc.

Securities Service Network Inc.

Triad Advisors, Inc.

Lincoln Network

Lincoln Financial Advisors Corporation

Lincoln Financial Distributors, Inc.

Lincoln Financial Securities Corporation

LPL Financial LLC

Mass Mutual / MML

MassMutual Trust Company FSB

MML Distributors LLC

MML Investors Services, LLC

The Massmutual Trust Company FSB

Merrill Lynch Banc of America

Bank Of America

Bank of America, NA

Merrill Lynch, Pierce, Fenner & Smith Incorporated

Metlife Enterprises

MetLife Advisers, LLC

Metlife Securities Inc.

New England Securities

Morgan Stanley Smith Barney LLC

NFP Securities

Kestra Investment Services LLC

NFP Advisor Services, LLC

NFP Retirement

NMIS

Northwestern Mutual Investment Services, LLC

Northwestern Mutual Wealth Management Co

NPH / Jackson National

Invest Financial Corporation

Investment Centers of America, Inc.

National Planning Corporation

SII Investments, Inc.

Park Avenue Securities LLC

EuroPacific Growth Fund — Page 46

PFS

PFS Investments Inc.

Puplava Securities, Inc.

PNC Network

PNC Bank, National Association

PNC Investments LLC

Raymond James Group

Raymond James & Associates, Inc.

Raymond James (USA) LTD.

Raymond James Financial Services Advisors, Inc.

Raymond James Financial Services Inc.

RBC

RBC Capital Markets, LLC

RBC Capital Markets Corporation

RBC Trust Company

Robert W. Baird & Co, Incorporated

Securian / H. Beck / CRI

CRI Securities, LLC

H. Beck, Inc.

Securian Financial Services, Inc.

Stifel, Nicolaus & Co

Sterne Agee Investment Advisor Services, Inc.

Stifel Trust Company, N.A.

Stifel, Nicolaus & Company, Incorported

Transamerica Financial Advisors, Inc.

UBS

UBS Financial Services, Inc.

UBS Securities, LLC

Voya Financial Advisors Inc

Wells Fargo Network

First Clearing LLC

Wells Fargo

Wells Fargo Advisors Financial Network, LLC

Wells Fargo Advisors Latin American Channel

Wells Fargo Advisors LLC (WBS)

Wells Fargo Advisors Private Client Group

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wells Fargo Securities, LLC

EuroPacific Growth Fund — Page 47

Execution of portfolio transactions

The investment adviser places orders with broker-dealers for the fund’s portfolio transactions. Purchases and sales of equity securities on a securities exchange or an over-the-counter market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed-income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed-income securities includes underwriting fees. Prices for fixed-income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.

In selecting broker-dealers, the investment adviser strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the fund’s portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the potential for minimizing market impact. The investment adviser considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. The investment adviser views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. The investment adviser and its affiliates negotiate commission rates with broker-dealers based on what they believe is necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates are in the marketplace in respect of both execution and research — taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, commission rates that other institutional investors are paying, and the provision of brokerage and research products and services. The fund does not consider the investment adviser as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.

The investment adviser may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it, either directly or through a commission sharing arrangement, but only when in the investment adviser’s judgment the broker-dealer is capable of providing best execution for that transaction. The receipt of these services permits the investment adviser to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries and regions, economic, political and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. The investment adviser considers these services to be supplemental to its own internal research efforts and therefore the receipt of investment research from broker-dealers does not tend to reduce the expenses involved in the investment adviser’s research efforts. If broker-dealers were to discontinue providing such services, it is unlikely the investment adviser would attempt to replicate them on its own, in part because they would then no longer provide an independent, supplemental viewpoint. Nonetheless, if it were to attempt to do so, the investment adviser would incur substantial additional costs. Research services that the investment adviser receives from broker-dealers may be used by the investment adviser in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.

EuroPacific Growth Fund — Page 48

The investment adviser may pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, the investment adviser has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the U.S. Securities Exchange Act of 1934. Section 28(e) permits the investment adviser and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to the investment adviser and its affiliates, if the investment adviser and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to the investment adviser and its affiliates in terms of that particular transaction or the investment adviser’s overall responsibility to the fund and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, the investment adviser and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to the investment adviser and its affiliates. Further, investment research services may be used by all investment associates of the investment adviser and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.

In accordance with their internal brokerage allocation procedure, the investment adviser and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, the investment adviser and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services the investment adviser and its affiliates receive from broker-dealers and other research providers in connection with its good faith determination of reasonableness, the investment adviser and its affiliates take various factors into consideration, including the quantity, quality and usefulness of the services to the investment adviser and its affiliates. Based on this information and applying their judgment, the investment adviser and its affiliates set an annual research budget.

Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, the investment adviser and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer to be used to compensate the broker-dealer for proprietary research or to be paid to a third-party research provider for research it has provided.

When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which the investment adviser, through its equity investment divisions, has investment discretion, each investment division within the adviser and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed-income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, the investment adviser normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security.

The investment adviser currently owns an interest in IEX Group and Luminex Trading and Analytics. The investment adviser may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. The investment adviser is subject to the same best execution obligations when trading on any such exchange or alternative trading system.

EuroPacific Growth Fund — Page 49

Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by the investment adviser or its affiliates, including the fund. The investment adviser maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.

The investment adviser may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by the investment adviser or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by the investment adviser or its affiliated companies when placing any such orders for the fund’s portfolio transactions.

Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.

Brokerage commissions paid on portfolio transactions for the fiscal years ended March 31, 2016, 2015 and 2014 amounted to $75,073,000, $70,274,000 and $69,107,000, respectively.

The fund is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund’s portfolio transactions during the fund’s most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund’s most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund’s most recently completed fiscal year.

At the end of the fund’s most recently completed fiscal year, the fund’s regular broker-dealers included Credit Suisse Group AG. At the end of the fund’s most recently completed fiscal year, the fund held equity securities of Credit Suisse Group AG in the amount of $303,281,000.

EuroPacific Growth Fund — Page 50

Disclosure of portfolio holdings

The fund’s investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the fund’s Chief Compliance Officer.

Under these policies and procedures, the fund’s complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the American Funds website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 equity portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the American Funds website no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.

The fund’s custodian, outside counsel, auditor, financial printers, proxy voting service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding) and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive fund portfolio holdings information earlier. See the “General information” section in this statement of additional information for further information about the fund’s custodian, outside counsel and auditor.

The fund’s portfolio holdings, dated as of the end of each calendar month, are made available to up to 20 key broker-dealer relationships with research departments to help them evaluate the fund for eligibility on approved lists or in model portfolios. These firms include certain of those listed under the “Other compensation to dealers” section of this statement of additional information and certain broker-dealer firms that offer trading platforms for registered investment advisers. Monthly holdings may be provided to these intermediaries no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg and Thomson Financial Research.

Affiliated persons of the fund, including officers of the fund and employees of the investment adviser and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. For more information on these restrictions and limitations, please see the “Code of ethics” section in this statement of additional information and the Code of Ethics. Third-party service providers of the fund and other entities, as described in this statement of additional information, receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

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Subject to board policies, the authority to disclose a fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund’s investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund’s portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser’s code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers and other third parties for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

The fund’s investment adviser and its affiliates provide investment advice to clients other than the fund that have investment objectives that may be substantially similar to those of the fund. These clients also may have portfolios consisting of holdings substantially similar to those of the fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe the fund’s investment adviser or the fund a duty of confidentiality with respect to disclosure of their portfolio holdings.

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Price of shares

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received by the fund or the Transfer Agent provided that your request contains all information and legal documentation necessary to process the transaction. The Transfer Agent may accept written orders for the sale of fund shares on a future date. These orders are subject to the Transfer Agent’s policies, which generally allow shareholders to provide a written request to sell shares at the net asset value on a specified date no more than five business days after receipt of the order by the Transfer Agent. Any request to sell shares on a future date will be rejected if the request is not in writing, if the requested transaction date is more than five business days after the Transfer Agent receives the request or if the request does not contain all information and legal documentation necessary to process the transaction.

The offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer should be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

Orders received by the investment dealer or authorized designee, the Transfer Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the New York Stock Exchange is open. If, for example, the New York Stock Exchange closes at 1 p.m. New York time, the fund’s share price would still be determined as of 4 p.m. New York time. In such example, portfolio securities traded on the New York Stock Exchange would be valued at their closing prices unless the investment adviser determines that a fair value adjustment is appropriate due to subsequent events. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year’s Day; Martin Luther King, Jr. Day; Presidents’ Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management Company (other than American Funds U.S. Government Money Market Fund) are valued, and the net asset values per share for each share class are determined, as indicated below. The fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

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Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. The pricing vendors base prices on, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads and other relationships observed in the markets among comparable securities and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information and other reference data. The fund’s investment adviser performs certain checks on vendor prices prior to calculation of the fund’s net asset value. When the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Assets or liabilities initially expressed in terms of currencies other than U.S. dollars are translated prior to the next determination of the net asset value of the fund’s shares into U.S. dollars at the prevailing market rates.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are valued at fair value as determined in good faith under fair value guidelines adopted by authority of the fund’s board. Subject to board oversight, the fund’s board has appointed the fund’s investment adviser to make fair valuation determinations, which are directed by a valuation committee established by the fund’s investment adviser. The board receives regular reports describing fair-valued securities and the valuation methods used.

The valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to consider certain relevant principles and factors when making fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable by the investment adviser, are valued in good faith by the valuation committee based upon what the fund might reasonably expect to receive upon their current sale. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred. The valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities that trade principally in markets outside the United States. Such securities may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the fund’s net asset values are next determined) which affect the value of equity securities held in the fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

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Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities attributable to particular share classes, such as liabilities for repurchase of fund shares, are deducted from total assets attributable to such share classes.

Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the net asset value per share for that class.

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Taxes and distributions

Disclaimer: Some of the following information may not apply to certain shareholders, including those holding fund shares in a tax-favored account, such as a retirement plan or education savings account. Shareholders should consult their tax advisors about the application of federal, state and local tax law in light of their particular situation.

Taxation as a regulated investment company — The fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company, and avoid being subject to federal income taxes, the fund intends to distribute substantially all of its net investment income and realized net capital gains on a fiscal year basis, and intends to comply with other tests applicable to regulated investment companies under Subchapter M.

The Code includes savings provisions allowing the fund to cure inadvertent failures of certain qualification tests required under Subchapter M. However, should the fund fail to qualify under Subchapter M, the fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains.

Amounts not distributed by the fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, the fund must distribute during each calendar year an amount equal to the sum of (a) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) at least 98.2% of its capital gains in excess of its capital losses for the twelve month period ending on October 31, and (c) all ordinary income and capital gains for previous years that were not distributed during such years.

Dividends paid by the fund from ordinary income or from an excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income dividends.

The fund may declare a capital gain distribution consisting of the excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carryforward of the fund. For fund fiscal years beginning on or after December 22, 2010, capital losses may be carried forward indefinitely and retain their character as either short-term or long-term. Under prior law, net capital losses could be carried forward for eight tax years and were treated as short-term capital losses. The fund is required to use capital losses arising in fiscal years beginning on or after December 22, 2010 before using capital losses arising in fiscal years prior to December 22, 2010.

The fund may retain a portion of net capital gain for reinvestment and may elect to treat such capital gain as having been distributed to shareholders of the fund. Shareholders may receive a credit for the tax that the fund paid on such undistributed net capital gain and would increase the basis in their shares of the fund by the difference between the amount of includible gains and the tax deemed paid by the shareholder.

Distributions of net capital gain that the fund properly designates as a capital gain distribution generally will be taxable as long-term capital gain, regardless of the length of time the shares of the fund have been held by a shareholder. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain distributions (including any undistributed amounts treated as distributed capital gains, as described above) during such six-month period.

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Capital gain distributions by the fund result in a reduction in the net asset value of the fund’s shares. Investors should consider the tax implications of buying shares just prior to a capital gain distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

Redemptions and exchanges of fund shares — Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder.

Any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder’s tax basis in the new shares purchased.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced or no sales charge for shares of the fund, or of a different fund acquired before January 31st of the year following the year the shareholder exchanged or otherwise disposed of the original fund shares, the sales charge previously incurred in acquiring the fund’s shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Tax consequences of investing in non-U.S. securities — Dividend and interest income received by the fund from sources outside the United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the United States, however, may reduce or eliminate these foreign taxes. Some foreign countries impose taxes on capital gains with respect to investments by foreign investors.

If more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations, the fund may elect to pass through to shareholders the foreign taxes paid by the fund. If such an election is made, shareholders may claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries. The application of the foreign tax credit depends upon the particular circumstances of each shareholder.

Foreign currency gains and losses, including the portion of gain or loss on the sale of debt securities attributable to fluctuations in foreign exchange rates, are generally taxable as ordinary income or loss. These gains or losses may increase or decrease the amount of dividends payable by the fund to shareholders. A fund may elect to treat gain and loss on certain foreign currency contracts as capital gain and loss instead of ordinary income or loss.

If the fund invests in stock of certain passive foreign investment companies (PFICs), the fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise tax years. Deductions for losses are allowable only to the extent of any previously recognized gains. Both gains and losses will be treated as ordinary income or loss, and the fund is required to distribute any resulting income. If the fund is unable to identify an investment as a PFIC security and thus does not make a timely mark-to-market election, the fund may be subject to adverse tax consequences.

Other tax considerations — After the end of each calendar year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions.

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Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

For fund shares acquired on or after January 1, 2012, the fund is required to report cost basis information for redemptions, including exchanges, to both shareholders and the IRS.

Shareholders may obtain more information about cost basis online at americanfunds.com/costbasis.

Under the backup withholding provisions of the Code, the fund generally will be required to withhold federal income tax on all payments made to a shareholder if the shareholder either does not furnish the fund with the shareholder’s correct taxpayer identification number or fails to certify that the shareholder is not subject to backup withholding. Backup withholding also applies if the IRS notifies the shareholder or the fund that the taxpayer identification number provided by the shareholder is incorrect or that the shareholder has previously failed to properly report interest or dividend income.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and legal residents and U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to U.S. withholding taxes.

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Unless otherwise noted, all references in the following pages to Class A, C, T or F-1 shares also refer to the corresponding Class 529-A, 529-C, 529-T or 529-F-1 shares. Class 529 shareholders should also refer to the applicable program description for information on policies and services specifically relating to these accounts. Shareholders holding shares through an eligible retirement plan should contact their plan’s administrator or recordkeeper for information regarding purchases, sales and exchanges.

Purchase and exchange of shares

Purchases by individuals — As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial advisor or investment dealer authorized to sell the fund’s shares. You may make investments by any of the following means:

Contacting your financial advisor — Deliver or mail a check to your financial advisor.

By mail — For initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application. Please indicate an investment dealer on the account application. You may make additional investments by filling out the “Account Additions” form at the bottom of a recent transaction confirmation and mailing the form, along with a check made payable to the fund, using the envelope provided with your confirmation.

The amount of time it takes for us to receive regular U.S. postal mail may vary and there is no assurance that we will receive such mail on the day you expect. Mailing addresses for regular U.S. postal mail can be found in the prospectus. To send investments or correspondence to us via overnight mail or courier service, use either of the following addresses:

American Funds

12711 North Meridian Street

Carmel, IN 46032-9181

American Funds

5300 Robin Hood Road

Norfolk, VA 23513-2407

By telephone — Using the American FundsLine. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

By Internet — Using americanfunds.com. Please see the “Shareholder account services and privileges” section of this statement of additional information for more information regarding this service.

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By wire — If you are making a wire transfer, instruct your bank to wire funds to:

Wells Fargo Bank

ABA Routing No. 121000248

Account No. 4600-076178

Your bank should include the following information when wiring funds:

For credit to the account of:

American Funds Service Company

(fund’s name)

For further credit to:

(shareholder’s fund account number)

(shareholder’s name)

You may contact American Funds Service Company at (800) 421-4225 if you have questions about making wire transfers.

Other purchase information — Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The American Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. In addition, the fund and the Principal Underwriter reserve the right to reject any purchase order.

Class R-5 and R-6 shares may be made available to certain charitable foundations organized and maintained by The Capital Group Companies, Inc. or its affiliates.

Class R-5 and R-6 shares may also be made available to Virginia529 for use in the Virginia Education Savings Trust and the Virginia Prepaid Education Program and other registered investment companies approved by the fund’s investment adviser or distributor. Class R-6 shares are also available to other post employment benefits plans.

Purchase minimums and maximums — All investments are subject to the purchase minimums and maximums described in the prospectus. As noted in the prospectus, purchase minimums may be waived or reduced in certain cases.

In the case of American Funds non-tax-exempt funds, the initial purchase minimum of $25 may be waived for the following account types:

· Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

· Employer-sponsored CollegeAmerica accounts.

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The following account types may be established without meeting the initial purchase minimum:

· Retirement accounts that are funded with employer contributions; and

· Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

· Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or (d) required minimum distribution automatic exchanges; and

· American Funds U.S. Government Money Market Fund accounts registered in the name of clients of Capital Group Private Client Services.

Certain accounts held on the fund’s books, known as omnibus accounts, contain multiple underlying accounts that are invested in shares of the fund. These underlying accounts are maintained by entities such as financial intermediaries and are subject to the applicable initial purchase minimums as described in the prospectus and this statement of additional information. However, in the case where the entity maintaining these accounts aggregates the accounts’ purchase orders for fund shares, such accounts are not required to meet the fund’s minimum amount for subsequent purchases.

Exchanges — With the exception of Class T shares, for which rights of exchange are not generally available, you may only exchange shares without a sales charge into other American Funds within the same share class; however, Class A, C, T or F-1 shares may also generally be exchanged without a sales charge for the corresponding 529 share class.

Notwithstanding the above, exchanges from Class A shares of American Funds U.S. Government Money Market Fund may be made to Class C shares of other American Funds for dollar cost averaging purposes. However, exchanges are not permitted from Class A shares of American Funds U.S. Government Money Market Fund to Class C shares of (1) American Funds Short-Term Tax-Exempt Bond Fund, (2) Intermediate Bond Fund of America, (3) Limited Term Tax-Exempt Bond Fund of America, (4) Short-Term Bond Fund of America or (5) American Funds Inflation Linked Bond Fund.

Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds U.S. Government Money Market Fund are subject to applicable sales charges, unless the American Funds U.S. Government Money Market Fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.

Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund’s distributor and certain registered investment advisors.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial advisor, by using American FundsLine or americanfunds.com, or by telephoning (800) 421-4225 toll-free, or faxing (see “American Funds Service Company service areas” in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see “Shareholder account services and privileges” in this statement of additional information. These transactions have the same tax consequences as ordinary sales and purchases.

Shares held in employer-sponsored retirement plans may be exchanged into other American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are

EuroPacific Growth Fund — Page 61

processed simultaneously at the share prices next determined after the exchange order is received (see “Price of shares” in this statement of additional information).

Frequent trading of fund shares — As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund’s “purchase blocking policy.” Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented if the entity maintaining the shareholder account is able to identify the transaction as a systematic redemption or purchase. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is prescheduled for a specific date.

Other potentially abusive activity — In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds — for example, short-term trading activity in multiple funds. When identified, American Funds Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

Moving between share classes

If you wish to “move” your investment between share classes (within the same fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanging Class C shares for Class A or Class T shares — If you exchange Class C shares for Class A or Class T shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A or Class T sales charges.

Exchanging Class C shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class C shares for Class F shares to be held in the program, you are still responsible for paying any applicable Class C contingent deferred sales charges.

Exchanging Class F shares for Class A shares — You can exchange Class F shares held in a qualified fee-based program for Class A shares without paying an initial Class A sales charge if you are leaving or have left the fee-based program. You can exchange Class F shares received in a conversion from Class C shares for Class A shares at any time without paying an initial Class A sales charge if you notify American Funds Service Company of the conversion when you make your request. If you have already redeemed your Class F shares, the foregoing requirements apply and you must purchase Class A shares within 90 days after redeeming your Class F shares to receive the Class A shares without paying an initial Class A sales charge.

Exchanging Class A or Class T shares for Class F shares — If you are part of a qualified fee-based program or approved self-directed platform and you wish to exchange your Class A or Class T shares for Class F shares to be held in the program, any Class A or Class T sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

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Exchanging Class A shares for Class R shares — Provided it is eligible to invest in Class R shares, a retirement plan currently invested in Class A shares may exchange its shares for Class R shares. Any Class A sales charges that the retirement plan previously paid will not be credited back to the plan’s account.

Moving between Class F shares — If you are part of a qualified fee-based program that offers Class F shares, you may exchange your Class F shares for any other Class F shares to be held in the program. For example, if you hold Class F-2 shares, you may exchange your shares for Class F-1 or Class F-3 shares to be held in the program.

Moving between other share classes — If you desire to move your investment between share classes and the particular scenario is not described in this statement of additional information, please contact American Funds Service Company at (800) 421-4225 for more information.

Non-reportable transactions — Automatic conversions described in the prospectus will be non-reportable for tax purposes. In addition, an exchange of shares from one share class of a fund to another share class of the same fund will be treated as a non-reportable exchange for tax purposes, provided that the exchange request is received in writing by American Funds Service Company and processed as a single transaction. However, a movement between a 529 share class and a non-529 share class of the same fund will be reportable.

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Sales charges

Class A purchases

Purchases by certain 403(b) plans

A 403(b) plan may not invest in Class A or C shares of any of the American Funds unless such plan was invested in Class A or C shares before January 1, 2009.

Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an individual-type plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an individual-type plan for sales charge purposes. Participant accounts of a 403(b) plan that invested in Class A or C shares of any of the American Funds and were treated as an employer-sponsored plan for sales charge purposes before January 1, 2009, may continue to be treated as accounts of an employer-sponsored plan for sales charge purposes. Participant accounts of a 403(b) plan that was established on or after January 1, 2009, are treated as accounts of an employer-sponsored plan for sales charge purposes.

Purchases by SEP plans and SIMPLE IRA plans

Participant accounts in a Simplified Employee Pension (SEP) plan or a Savings Incentive Match Plan for Employees of Small Employers IRA (SIMPLE IRA) will be aggregated at the plan level for Class A sales charge purposes if an employer adopts a prototype plan produced by American Funds Distributors, Inc. or (a) the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal or the contributions are identified as related to the same plan; (b) each transmittal is accompanied by checks or wire transfers and generally must be submitted through the transfer agent’s automated contribution system if held on the fund’s books; and (c) if the fund is expected to carry separate accounts in the name of each plan participant and (i) the employer or plan sponsor notifies the funds’ transfer agent or the intermediary holding the account that the separate accounts of all plan participants should be linked and (ii) all new participant accounts are established by submitting the appropriate documentation on behalf of each new participant. Participant accounts in a SEP or SIMPLE plan that are eligible to aggregate their assets at the plan level may not also aggregate the assets with their individual accounts. The ability to link SEP and SIMPLE IRA accounts at the plan level may not be available to you depending on the policies and system capabilities of your financial intermediary.

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Other purchases

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, Class A shares of the American Funds may be sold at net asset value to:

(1)	current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;
(2)	companies exchanging securities with the fund through a merger, acquisition or exchange offer; and
(3)	The Capital Group Companies, Inc. and its affiliated companies.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account. Depending on the financial intermediary holding your account, these privileges may be unavailable. Investors should consult their financial intermediary for further information.

Transfers to CollegeAmerica — A transfer from the Virginia Prepaid Education ProgramSM or the Virginia Education Savings TrustSM to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer. Investment dealers will be compensated solely with an annual service fee that begins to accrue immediately.

Moving between accounts — American Funds investments by certain account types may be moved to other account types without incurring additional Class A sales charges. These transactions include:

· redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase fund shares in an IRA or other individual-type retirement account;

· required minimum distributions from an IRA or other individual-type retirement account used to purchase fund shares in a non-retirement account; and

· death distributions paid to a beneficiary’s account that are used by the beneficiary to purchase fund shares in a different account.

These privileges are generally available only if your account is held directly with the fund’s transfer agent or if the financial intermediary holding your account has the systems, policies and procedures to support providing the privileges on their systems. Investors should consult their financial intermediary for further information.

Loan repayments — Repayments on loans taken from a retirement plan are not subject to sales charges if American Funds Service Company is notified of the repayment.

Dealer commissions and compensation — Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, and b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees. Commissions on such investments (other than IRA rollover assets that roll over at no sales

EuroPacific Growth Fund — Page 65

charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

EuroPacific Growth Fund — Page 66

Sales charge reductions and waivers

Reducing your Class A sales charge — As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares. Additional information about Class A sales charge reductions is provided below.

Statement of intention — By establishing a statement of intention (the "Statement"), you enter into a nonbinding commitment to purchase shares of the American Funds (excluding American Funds U.S. Government Money Market Fund) over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once, unless the Statement is upgraded as described below.

The Statement period starts on the date on which your first purchase made toward satisfying the Statement is processed. Your accumulated holdings (as described in the paragraph below titled “Rights of accumulation”) eligible to be aggregated as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

You may revise the commitment you have made in your Statement upward at any time during the Statement period. If your prior commitment has not been met by the time of the revision, the Statement period during which purchases must be made will remain unchanged. Purchases made from the date of the revision will receive the reduced sales charge, if any, resulting from the revised Statement. If your prior commitment has been met by the time of the revision, your original Statement will be considered met and a new Statement will be established.

The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder’s death.

When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement may be held in escrow in the shareholder’s account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder’s account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period the investments made during the statement period will be adjusted to reflect the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder’s account at the time a purchase was made during the Statement period will receive a corresponding commission adjustment if appropriate.

In addition, if you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to apply purchases under such contracts and policies to a Statement.

Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

Aggregation — Qualifying investments for aggregation include those made by you and your “immediate family” as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

EuroPacific Growth Fund — Page 67

· individual-type employee benefit plans, such as an IRA, single-participant Keogh-type plan, or a participant account of a 403(b) plan that is treated as an individual-type plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information);

· SEP plans and SIMPLE IRA plans established after November 15, 2004, by an employer adopting any plan document other than a prototype plan produced by American Funds Distributors, Inc.;

· business accounts solely controlled by you or your immediate family (for example, you own the entire business);

· trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor’s death the trust account may be aggregated with such beneficiary’s own accounts; for trusts with multiple primary beneficiaries, upon the trustor’s death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each primary beneficiary; each primary beneficiary’s separate trust account may then be aggregated with such beneficiary’s own accounts);

· endowments or foundations established and controlled by you or your immediate family; or

· 529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

· for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

· made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

· for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

· for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations;

· for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan for sales charge purposes (see “Purchases by certain 403(b) plans” under “Sales charges” in this statement of additional information), or made for participant accounts of two or more such plans, in each case of a single employer or affiliated employers as defined in the 1940 Act; or

· for a SEP or SIMPLE IRA plan established after November 15, 2004, by an employer adopting a prototype plan produced by American Funds Distributors, Inc.

Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

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Joint accounts may be aggregated with other accounts belonging to the primary owner and/or his or her immediate family. The primary owner of a joint account is the individual responsible for taxes on the account.

Concurrent purchases — As described in the prospectus, you may reduce your Class A sales charge by combining purchases of all classes of shares in the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series. Shares of American Funds U.S. Government Money Market Fund purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds U.S. Government Money Market Fund are excluded. If you currently have individual holdings in American Legacy variable annuity contracts or variable life insurance policies that were established on or before March 31, 2007, you may continue to combine purchases made under such contracts and policies to reduce your Class A sales charge.

Rights of accumulation — Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as applicable holdings in the American Funds Target Date Retirement Series, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series and American Funds College Target Date Series, to determine your sales charge on investments in accounts eligible to be aggregated. Direct purchases of American Funds U.S. Government Money Market Fund are excluded. Subject to your investment dealer’s or recordkeeper’s capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the “market value”) as of the day prior to your American Funds investment or (b) the amount you invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the “cost value”). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, accounts held in nominee or street name may not be eligible for calculation at cost value and instead may be calculated at market value for purposes of rights of accumulation.

The value of all of your holdings in accounts established in calendar year 2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial advisor or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

When determining your American Funds Class A sales charge, if your investment is not in an employer-sponsored retirement plan, you may also continue to take into account the market value (as of the day prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies that were established on or before March 31, 2007. An employer-sponsored retirement plan may also continue to take into account the market value of its investments in American Legacy Retirement Investment Plans that were established on or before March 31, 2007.

You may not purchase Class C or 529-C shares if such combined holdings cause you to be eligible to purchase Class A or 529-A shares at the $1 million or more sales charge discount rate (i.e. at net asset value).

EuroPacific Growth Fund — Page 69

If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and applicable American Legacy accounts.

Reducing your Class T sales charge — As described in the prospectus, the initial sales charge you pay each time you buy Class T shares may differ depending upon the amount you invest and may be reduced for larger purchases. Additionally, Class T shares acquired through reinvestment of dividends or capital gain distributions are not subject to an initial sales charge. Sales charges on Class T shares are normally applied on a transaction-by-transaction basis, and, accordingly, Class T shares are not generally eligible for any other sales charge waivers or reductions, including through the aggregation of Class T shares concurrently purchased by other related accounts or in other American Funds. The sales charge applicable to Class T shares may not be reduced by establishing a statement of intention, and rights of accumulation are not available for Class T shares.

CDSC waivers for Class A and C shares — As noted in the prospectus, a contingent deferred sales charge (“CDSC”) may be waived for redemptions due to death or post-purchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant’s death and removes the decedent’s name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if they do not exceed 12% of the value of an “account” (defined below) annually (the “12% limit”):

· Required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70½ (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

· Redemptions through an automatic withdrawal plan (“AWP”) (see “Automatic withdrawals” under “Shareholder account services and privileges” in this statement of additional information). For each AWP payment, assets that are not subject to a CDSC, such as shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular AWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions taken in cash by a shareholder who receives payments through an AWP will also count toward the 12% limit. In the case of an AWP, the 12% limit is calculated at the time an automatic redemption is first made, and is recalculated at the time each additional automatic redemption is made. Shareholders who establish an AWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

For purposes of this paragraph, “account” means your investment in the applicable class of shares of the particular fund from which you are making the redemption.

Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Administration Unit, or by his or her designee, the CDSC on Class A shares of the American Funds may be waived for bulk conversions to another share class in cases where the fund’s transfer agent determines the benefit to the fund of collecting the CDSC would be outweighed by the cost of applying it.

EuroPacific Growth Fund — Page 70

CDSC waivers are allowed only in the cases listed here and in the prospectus. For example, CDSC waivers will not be allowed on redemptions of Class 529-C shares due to termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or elimination of the fund by Virginia529 as an option for additional investment within CollegeAmerica.

Other sales charge waivers — Sales charges (including contingent deferred sales charges) may be waived pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund Business Management Group, or by his or her designee. For example, waivers of all or a portion of the contingent deferred sales charge on Class C shares may be granted for transactions requested by financial intermediaries as a result of (i) pending or anticipated regulatory matters that require investor accounts to be moved to a different share class or (ii) conversions of IRAs from brokerage to advisory accounts in cases where new investments in brokerage IRA accounts have been restricted by the intermediary.

EuroPacific Growth Fund — Page 71

Selling shares

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service Company directly, any such request must be signed by the registered shareholders. To contact American Funds Service Company via overnight mail or courier service, see “Purchase and exchange of shares.”

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the Financial Industry Regulatory Authority, bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

If you hold multiple American Funds and a CDSC applies to the shares you are redeeming, the CDSC will be calculated based on the applicable class of shares of the particular fund from which you are making the redemption.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier’s checks) for shares purchased have cleared (which may take up to 10 business days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from American Funds U.S. Government Money Market Fund be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

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Shareholder account services and privileges

The following services and privileges are generally available to all shareholders. However, certain services and privileges described in the prospectus and this statement of additional information may not be available for Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

Automatic investment plan — An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank’s capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer Agent.

Automatic reinvestment — Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option may be automatically converted to having all dividends and other distributions reinvested in additional shares.

Cross-reinvestment of dividends and distributions — For all share classes, except Class T shares and the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1) the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund’s minimum initial investment requirement);

(2) if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3) if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

Depending on the financial intermediary holding your account, your reinvestment privileges may be unavailable or differ from those described in this statement of additional information. Investors should consult their financial intermediary for further information.

EuroPacific Growth Fund — Page 73

Automatic exchanges — For all share classes other than Class T shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

Automatic withdrawals — Depending on the type of account, for all share classes except R shares, you may automatically withdraw shares from any of the American Funds. You can make automatic withdrawals of $50 or more. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday. You should consult with your advisor or intermediary to determine if your account is eligible for automatic withdrawals.

Withdrawal payments are not to be considered as dividends, yield or income. Generally, automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder’s account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

Redemption proceeds from an automatic withdrawal plan are not eligible for reinvestment without a sales charge.

Account statements — Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals, will be confirmed at least quarterly.

American FundsLine and americanfunds.com — You may check your share balance, the price of your shares or your most recent account transaction; redeem shares (up to $125,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using americanfunds.com. To use American FundsLine, call (800) 325-3590 from a TouchTone™ telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in “Telephone and Internet purchases, redemptions and exchanges” below. You will need your fund number (see the list of the American Funds under the “General information — fund numbers” section in this statement of additional information), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services. However, if you are not currently authorized to do so, you may complete an American FundsLink Authorization Form. Once you establish this privilege, you, your financial advisor or any person with your account information may use these services.

Telephone and Internet purchases, redemptions and exchanges — By using the telephone (including American FundsLine) or the Internet (including americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liabilities (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are

EuroPacific Growth Fund — Page 74

automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

Checkwriting — You may establish check writing privileges for Class A shares (but not Class 529-A shares) of American Funds U.S. Government Money Market Fund upon meeting the fund’s initial purchase minimum of $1,000. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

Redemption of shares — The fund’s declaration of trust permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund’s current registration statement under the 1940 Act, and subject to such further terms and conditions as the board of trustees of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund’s declaration of trust permits payment of the redemption price wholly or partly with portfolio securities or other fund assets under conditions and circumstances determined by the fund’s board of trustees. For example, redemptions could be made in this manner if the board determined that making payments wholly in cash over a particular period would be unfair and/or harmful to other fund shareholders.

Share certificates — Shares are credited to your account. The fund’s board may determine if the fund issues share certificates.

EuroPacific Growth Fund — Page 75

General information

Custodian of assets — Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund’s portfolio, are held by JP Morgan Chase Bank N.A., 270 Park Avenue, New York, NY 10017-2070, as custodian. If the fund holds securities of issuers outside the U.S., the custodian may hold these securities pursuant to subcustodial arrangements in banks outside the U.S. or branches of U.S. banks outside the U.S.

Transfer agent services — American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund’s shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 6455 Irvine Center Drive, Irvine, CA 92618. Transfer agent fees are paid according to a fee schedule, based principally on the number of accounts serviced, contained in a Shareholder Services Agreement between the fund and American Funds Service Company.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

During the 2016 fiscal year, transfer agent fees, gross of any payments made by American Funds Service Company to third parties, were:

Transfer agent fee
Class A	$40,848,000
Class C	2,106,000
Class F-1	7,121,000
Class F-2	17,196,000
Class 529-A	1,191,000
Class 529-C	395,000
Class 529-E	37,000
Class 529-F-1	97,000
Class R-1	300,000
Class R-2	3,023,000
Class R-2E	2,000
Class R-3	8,238,000
Class R-4	12,217,000
Class R-5E	—*
Class R-5	4,859,000
Class R-6	133,000

* Amount less than $1,000.

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Independent registered public accounting firm — Deloitte & Touche LLP, 695 Town Center Drive, Costa Mesa, CA 92626, serves as the fund’s independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the SEC. The financial statements included in this statement of additional information from the annual report have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The selection of the fund’s independent registered public accounting firm is reviewed and determined annually by the board of trustees.

Independent legal counsel — Dechert LLP, One Bush Street, Suite 1600, San Francisco, CA 94104, serves as independent legal counsel (“counsel”) for the fund and for independent trustees in their capacities as such. Counsel does not provide legal services to the fund’s investment adviser, but provides an insignificant amount of legal services unrelated to the operations of the fund to an investment adviser affiliate. A determination with respect to the independence of the fund’s counsel will be made at least annually by the independent trustees of the fund, as prescribed by applicable 1940 Act rules.

Prospectuses, reports to shareholders and proxy statements — The fund’s fiscal year ends on March 31. Shareholders are provided updated summary prospectuses annually and at least semi-annually with reports showing the fund’s investment portfolio or summary investment portfolio, financial statements and other information. Shareholders may request a copy of the fund’s current prospectus at no cost by calling (800) 421-4225 or by sending an email request to prospectus@americanfunds.com. Shareholders may also access the fund’s current summary prospectus, prospectus, statement of additional information and shareholder reports at americanfunds.com/prospectus. The fund’s annual financial statements are audited by the fund’s independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of summary prospectuses, shareholder reports and proxy statements. To receive additional copies of a summary prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

Shareholders may also elect to receive updated summary prospectuses, annual reports and semi-annual reports electronically by signing up for electronic delivery on our website, americanfunds.com. Upon electing the electronic delivery of updated summary prospectuses and other reports, a shareholder will no longer automatically receive such documents in paper form by mail. A shareholder who elects electronic delivery is able to cancel this service at any time and return to receiving updated summary prospectuses and other reports in paper form by mail.

Summary prospectuses, prospectuses, annual reports and semi-annual reports that are mailed to shareholders by the American Funds organization are printed with ink containing soy and/or vegetable oil on paper containing recycled fibers.

Codes of ethics — The fund and Capital Research and Management Company and its affiliated companies, including the fund’s Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; disclosure of personal securities transactions; and policies regarding political contributions.

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Determination of net asset value, redemption price and maximum offering price per share for Class A shares — September 30, 2016

Net asset value and redemption price per share (Net assets divided by shares outstanding)	$47.69
Maximum offering price per share (100/94.25 of net asset value per share, which takes into account the fund’s current maximum sales charge)	$50.60

Other information — The fund reserves the right to modify the privileges described in this statement of additional information at any time.

The fund’s financial statements, including the investment portfolio and the report of the fund’s independent registered public accounting firm contained in the annual report, are included in this statement of additional information.

EuroPacific Growth Fund — Page 78

Fund numbers — Here are the fund numbers for use with our automated telephone line, American FundsLine®, or when making share transactions:

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
Stock and stock/fixed income funds
AMCAP Fund®	002	302	43002	402	602	702
American Balanced Fund®	011	311	43011	411	611	711
American Funds Developing World Growth and Income FundSM	30100	33100	43100	34100	36100	37100
American Funds Global Balanced FundSM	037	337	43037	437	637	737
American Mutual Fund®	003	303	43003	403	603	703
Capital Income Builder®	012	312	43012	412	612	712
Capital World Growth and Income Fund®	033	333	43033	433	633	733
EuroPacific Growth Fund®	016	316	43016	416	616	716
Fundamental Investors®	010	310	43010	410	610	710
The Growth Fund of America®	005	305	43005	405	605	705
The Income Fund of America®	006	306	43006	406	606	706
International Growth and Income FundSM	034	334	43034	434	634	734
The Investment Company of America®	004	304	43004	404	604	704
The New Economy Fund®	014	314	43014	414	614	714
New Perspective Fund®	007	307	43007	407	607	707
New World Fund®	036	336	43036	436	636	736
SMALLCAP World Fund®	035	335	43035	435	635	735
Washington Mutual Investors FundSM	001	301	43001	401	601	701
Fixed income funds
American Funds Emerging Markets Bond Fund SM	30114	33114	43114	34114	36114	37114
American Funds Corporate Bond Fund SM	032	332	43032	432	632	732
American Funds Inflation Linked Bond Fund®	060	360	43060	460	660	760
American Funds Mortgage Fund®	042	342	43042	442	642	742
American Funds Short-Term Tax-Exempt Bond Fund®	039	N/A	43039	439	639	739
American Funds Strategic Bond FundSM	30112	33112	43112	34112	36112	37112
American Funds Tax-Exempt Fund of New York®	041	341	43041	441	641	741
American High-Income Municipal Bond Fund®	040	340	43040	440	640	740
American High-Income Trust®	021	321	43021	421	621	721
The Bond Fund of America®	008	308	43008	408	608	708
Capital World Bond Fund®	031	331	43031	431	631	731
Intermediate Bond Fund of America®	023	323	43023	423	623	723
Limited Term Tax-Exempt Bond Fund of America®	043	343	43043	443	643	743
Short-Term Bond Fund of America®	048	348	43048	448	648	748
The Tax-Exempt Bond Fund of America®	019	319	43019	419	619	719
The Tax-Exempt Fund of California®	020	320	43020	420	620	720
U.S. Government Securities Fund®	022	322	43022	422	622	722
Money market fund
American Funds U.S. Government Money Market FundSM	059	359	43059	459	659	759

EuroPacific Growth Fund — Page 79

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
Stock and stock/fixed income funds
AMCAP Fund	1002	1302	1502	46002	1402
American Balanced Fund	1011	1311	1511	46011	1411
American Funds Developing World Growth and Income Fund	10100	13100	15100	46100	14100
American Funds Global Balanced Fund	1037	1337	1537	46037	1437
American Mutual Fund	1003	1303	1503	46003	1403
Capital Income Builder	1012	1312	1512	46012	1412
Capital World Growth and Income Fund	1033	1333	1533	46033	1433
EuroPacific Growth Fund	1016	1316	1516	46016	1416
Fundamental Investors	1010	1310	1510	46010	1410
The Growth Fund of America	1005	1305	1505	46005	1405
The Income Fund of America	1006	1306	1506	46006	1406
International Growth and Income Fund	1034	1334	1534	46034	1434
The Investment Company of America	1004	1304	1504	46004	1404
The New Economy Fund	1014	1314	1514	46014	1414
New Perspective Fund	1007	1307	1507	46007	1407
New World Fund	1036	1336	1536	46036	1436
SMALLCAP World Fund	1035	1335	1535	46035	1435
Washington Mutual Investors Fund	1001	1301	1501	46001	1401
Fixed income funds
American Funds Emerging Markets Bond Fund	10114	13114	15114	46114	14114
American Funds Corporate Bond Fund	1032	1332	1532	46032	1432
American Funds Inflation Linked Bond Fund	1060	1360	1560	46060	1460
American Funds Mortgage Fund	1042	1342	1542	46042	1442
American Funds Strategic Bond Fund	10112	13112	15112	46112	14112
American High-Income Trust	1021	1321	1521	46021	1421
The Bond Fund of America	1008	1308	1508	46008	1408
Capital World Bond Fund	1031	1331	1531	46031	1431
Intermediate Bond Fund of America	1023	1323	1523	46023	1423
Short-Term Bond Fund of America	1048	1348	1548	46048	1448
U.S. Government Securities Fund	1022	1322	1522	46022	1422
Money market fund
American Funds U.S. Government Money Market Fund	1059	1359	1559	46059	1459

EuroPacific Growth Fund — Page 80

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
Stock and stock/fixed income funds
AMCAP Fund	2102	2202	4102	2302	2402	2702	2502	2602
American Balanced Fund	2111	2211	4111	2311	2411	2711	2511	2611
American Funds Developing World Growth and Income Fund	21100	22100	41100	23100	24100	27100	25100	26100
American Funds Global Balanced Fund	2137	2237	4137	2337	2437	2737	2537	2637
American Mutual Fund	2103	2203	4103	2303	2403	2703	2503	2603
Capital Income Builder	2112	2212	4112	2312	2412	2712	2512	2612
Capital World Growth and Income Fund	2133	2233	4133	2333	2433	2733	2533	2633
EuroPacific Growth Fund	2116	2216	4116	2316	2416	2716	2516	2616
Fundamental Investors	2110	2210	4110	2310	2410	2710	2510	2610
The Growth Fund of America	2105	2205	4105	2305	2405	2705	2505	2605
The Income Fund of America	2106	2206	4106	2306	2406	2706	2506	2606
International Growth and Income Fund	2134	2234	41034	2334	2434	27034	2534	2634
The Investment Company of America	2104	2204	4104	2304	2404	2704	2504	2604
The New Economy Fund	2114	2214	4114	2314	2414	2714	2514	2614
New Perspective Fund	2107	2207	4107	2307	2407	2707	2507	2607
New World Fund	2136	2236	4136	2336	2436	2736	2536	2636
SMALLCAP World Fund	2135	2235	4135	2335	2435	2735	2535	2635
Washington Mutual Investors Fund	2101	2201	4101	2301	2401	2701	2501	2601
Fixed income funds
American Funds Emerging Markets Bond Fund	21114	22114	41114	23114	24114	27114	25114	26114
American Funds Corporate Bond Fund	2132	2232	4132	2332	2432	2732	2532	2632
American Funds Inflation Linked Bond Fund	2160	2260	4160	2360	2460	2760	2560	2660
American Funds Mortgage Fund	2142	2242	4142	2342	2442	2742	2542	2642
American Funds Strategic Bond Fund	21112	22112	41112	23112	24112	27112	25112	26112
American High-Income Trust	2121	2221	4121	2321	2421	2721	2521	2621
The Bond Fund of America	2108	2208	4108	2308	2408	2708	2508	2608
Capital World Bond Fund	2131	2231	4131	2331	2431	2731	2531	2631
Intermediate Bond Fund of America	2123	2223	4123	2323	2423	2723	2523	2623
Short-Term Bond Fund of America	2148	2248	4148	2348	2448	2748	2548	2648
U.S. Government Securities Fund	2122	2222	4122	2322	2422	2722	2522	2622
Money market fund
American Funds U.S. Government Money Market Fund	2159	2259	4159	2359	2459	2759	2559	2659

EuroPacific Growth Fund — Page 81

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	083	383	43083	483	683	783
American Funds 2055 Target Date Retirement Fund®	082	382	43082	482	682	782
American Funds 2050 Target Date Retirement Fund®	069	369	43069	469	669	769
American Funds 2045 Target Date Retirement Fund®	068	368	43068	468	668	768
American Funds 2040 Target Date Retirement Fund®	067	367	43067	467	667	767
American Funds 2035 Target Date Retirement Fund®	066	366	43066	466	36066	766
American Funds 2030 Target Date Retirement Fund®	065	365	43065	465	665	765
American Funds 2025 Target Date Retirement Fund®	064	364	43064	464	664	764
American Funds 2020 Target Date Retirement Fund®	063	363	43063	463	663	763
American Funds 2015 Target Date Retirement Fund®	062	362	43062	462	662	762
American Funds 2010 Target Date Retirement Fund®	061	361	43061	461	661	761

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Target Date Retirement Series®
American Funds 2060 Target Date Retirement Fund®	2183	2283	4183	2383	2483	2783	2583	2683
American Funds 2055 Target Date Retirement Fund®	2182	2282	4182	2382	2482	2782	2582	2682
American Funds 2050 Target Date Retirement Fund®	2169	2269	4169	2369	2469	2769	2569	2669
American Funds 2045 Target Date Retirement Fund®	2168	2268	4168	2368	2468	2768	2568	2668
American Funds 2040 Target Date Retirement Fund®	2167	2267	4167	2367	2467	2767	2567	2667
American Funds 2035 Target Date Retirement Fund®	2166	2266	4166	2366	2466	2766	2566	2666
American Funds 2030 Target Date Retirement Fund®	2165	2265	4165	2365	2465	2765	2565	2665
American Funds 2025 Target Date Retirement Fund®	2164	2264	4164	2364	2464	2764	2564	2664
American Funds 2020 Target Date Retirement Fund®	2163	2263	4163	2363	2463	2763	2563	2663
American Funds 2015 Target Date Retirement Fund®	2162	2262	4162	2362	2462	2762	2562	2662
American Funds 2010 Target Date Retirement Fund®	2161	2261	4161	2361	2461	2761	2561	2661

EuroPacific Growth Fund — Page 82

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds College Target Date Series®
American Funds College 2033 Fund®	10103	13103	15103	46103	14103
American Funds College 2030 Fund®	1094	1394	1594	46094	1494
American Funds College 2027 Fund®	1093	1393	1593	46093	1493
American Funds College 2024 Fund®	1092	1392	1592	46092	1492
American Funds College 2021 Fund®	1091	1391	1591	46091	1491
American Funds College 2018 Fund®	1090	1390	1590	46090	1490
American Funds College Enrollment Fund®	1088	1388	1588	46088	1488

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM	055	355	43055	455	655	755
American Funds Growth PortfolioSM	053	353	43053	453	653	753
American Funds Growth and Income PortfolioSM	051	351	43051	451	651	751
American Funds Balanced PortfolioSM	050	350	43050	450	650	750
American Funds Income PortfolioSM	047	347	43047	447	647	747
American Funds Tax-Advantaged Income PortfolioSM	046	346	43046	446	646	746
American Funds Preservation PortfolioSM	045	345	43045	445	645	745
American Funds Tax-Exempt Preservation PortfolioSM	044	344	43044	444	644	744

	Fund numbers
Fund	Class 529-A	Class 529-C	Class 529-E	Class 529-T	Class 529-F-1
American Funds Global Growth Portfolio	1055	1355	1555	46055	1455
American Funds Growth Portfolio	1053	1353	1553	46053	1453
American Funds Growth and Income Portfolio	1051	1351	1551	46051	1451
American Funds Balanced Portfolio	1050	1350	1550	46050	1450
American Funds Income Portfolio	1047	1347	1547	46047	1447
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	1045	1345	1545	46045	1445
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Global Growth Portfolio	2155	2255	4155	2355	2455	2755	2555	2655
American Funds Growth Portfolio	2153	2253	4153	2353	2453	2753	2553	2653
American Funds Growth and Income Portfolio	2151	2251	4151	2351	2451	2751	2551	2651
American Funds Balanced Portfolio	2150	2250	4150	2350	2450	2750	2550	2650
American Funds Income Portfolio	2147	2247	4147	2347	2447	2747	2547	2647
American Funds Tax-Advantaged Income Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
American Funds Preservation Portfolio	2145	2245	4145	2345	2445	2745	2545	2645
American Funds Tax-Exempt Preservation Portfolio	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

EuroPacific Growth Fund — Page 83

	Fund numbers
Fund	Class A	Class C	Class T	Class F-1	Class F-2	Class F-3
American Funds Retirement Income Portfolio SeriesSM
American Funds Retirement Income Portfolio – ConservativeSM	30109	33109	43109	34109	36109	37109
American Funds Retirement Income Portfolio – ModerateSM	30110	33110	43110	34110	36110	37110
American Funds Retirement Income Portfolio – EnhancedSM	30111	33111	43111	34111	36111	37111

	Fund numbers
Fund	Class R-1	Class R-2	Class R-2E	Class R-3	Class R-4	Class R-5E	Class R-5	Class R-6
American Funds Retirement Income Portfolio – Conservative	21109	22109	41109	23109	24109	27109	25109	26109
American Funds Retirement Income Portfolio – Moderate	21110	22110	41110	23110	24110	27110	25110	26110
American Funds Retirement Income Portfolio – Enhanced	21111	22111	41111	23111	24111	27111	25111	26111

EuroPacific Growth Fund — Page 84

Appendix

The following descriptions of debt security ratings are based on information provided by Moody’s Investors Service, Standard & Poor’s Ratings Services and Fitch Ratings, Inc.

Description of bond ratings

Moody’s
Long-term rating scale

Aaa
Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be speculative and of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies and securities firms.

EuroPacific Growth Fund — Page 85

Standard & Poor’s
Long-term issue credit ratings

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not occurred, but Standard & Poor’s expects default to be a virtual certainty, regardless of the anticipated time to default.

EuroPacific Growth Fund — Page 86

C
An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D
An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to D if it is subject to a distressed exchange offer.

Plus (+) or minus (–)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

EuroPacific Growth Fund — Page 87

Fitch Ratings, Inc.
Long-term credit ratings

AAA
Highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. A ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. BBB ratings indicate that expectations of default risk are low. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.

BB
Speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

B
Highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC
Substantial credit risk. Default is a real possibility.

CC
Very high levels of credit risk. Default of some kind appears probable.

C
Exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a C category rating for an issuer include:

· The issuer has entered into a grace or cure period following nonpayment of a material financial obligation;

· The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

· Fitch Ratings otherwise believes a condition of RD or D to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

EuroPacific Growth Fund — Page 88

RD
Restricted default. RD ratings indicate an issuer that in Fitch Ratings’ opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, and which has not otherwise ceased operating. This would include:

· The selective payment default on a specific class or currency of debt;

· The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

· The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

· Execution of a distressed debt exchange on one or more material financial obligations.

D
Default. D ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, nonpayment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

Imminent default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note: The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, or to categories below B.

EuroPacific Growth Fund — Page 89

Description of commercial paper ratings

Moody’s

Global short-term rating scale

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

Commercial paper ratings (highest three ratings)

A-1

A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

EuroPacific Growth Fund — Page 90

EuroPacific Growth Fund®
Investment portfolio
September 30, 2016
unaudited
Common stocks 94.76% Financials 15.89%	Shares	Value (000)
HDFC Bank Ltd.[1]	99,206,759	$2,193,069
HDFC Bank Ltd. (ADR)	8,898,800	639,735
AIA Group Ltd.[1]	366,633,600	2,456,486
Prudential PLC[1]	110,625,527	1,963,435
Barclays PLC[1]	666,675,486	1,453,613
Housing Development Finance Corp. Ltd.[1]	51,986,265	1,091,569
Kotak Mahindra Bank Ltd.[1]	90,708,514	1,061,535
Fairfax Financial Holdings Ltd.	873,091	511,771
Fairfax Financial Holdings Ltd. (CAD denominated)	802,378	470,143
UniCredit SpA[1,2]	384,906,239	897,084
Credit Suisse Group AG1	63,611,289	832,218
Société Générale[1]	18,380,372	634,318
ORIX Corp.[1]	41,501,700	612,376
ICICI Bank Ltd.[1]	130,051,772	495,362
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	72,260,000	373,504
Commerzbank AG, non-registered shares[1]	55,053,715	354,938
Toronto-Dominion Bank (CAD denominated)	7,410,000	328,944
Indiabulls Housing Finance Ltd.[1,2]	26,207,577	327,041
Bank of Ireland[1,3]	1,405,558,553	292,576
Itaú Unibanco Holding SA, preferred nominative (ADR)	21,845,000	238,984
BNP Paribas SA1	4,087,666	210,170
Hana Financial Group Inc.[1]	7,515,630	191,136
Svenska Handelsbanken AB, Class A1	13,841,154	190,078
Brookfield Asset Management Inc., Class A	5,347,000	188,107
Siam Commercial Bank PCL[1]	42,933,840	184,469
UBS Group AG1	13,529,026	183,706
Axis Bank Ltd.[1]	21,393,890	174,871
Macquarie Group Ltd.[1]	2,710,000	170,712
Aberdeen Asset Management PLC[1]	35,986,042	151,897
Metropolitan Bank & Trust Co.[1]	84,220,000	148,283
Sberbank of Russia (ADR)[1]	15,630,000	146,313
AXA SA1	6,440,241	137,024
Industrial and Commercial Bank of China Ltd., Class H1	208,300,000	131,392
St. James’s Place PLC[1]	9,113,747	112,216
Standard Chartered PLC (HKD denominated)[1,3]	4,885,857	39,698
Standard Chartered PLC[1,3]	4,860,000	39,578
RSA Insurance Group PLC[1]	9,457,706	66,932
Eurobank Ergasias SA1,3	108,860,228	62,476
Bankia, SA1	75,948,709	62,281
Royal Bank of Canada	1,000,000	61,938
Haci Ömer Sabanci Holding AS1	19,560,000	60,738
Investment AB Kinnevik, Class B1	2,318,633	59,096
Shinsei Bank, Ltd.[1]	38,280,000	57,874
Bangkok Bank PCL, non-voting depository receipt[1]	10,507,900	49,516
Akbank TAS[1]	17,645,000	47,393
EuroPacific Growth Fund — Page 1 of 9

unaudited
Common stocks Financials (continued)	Shares	Value (000)
Banca Monte dei Paschi di Siena SPA[1,3]	49,384,445	$10,337
Banca Popolare Di Milano[1]	24,275,000	9,753
		20,176,685
Information technology 15.38%
Nintendo Co., Ltd.[1,2]	10,490,154	2,775,760
Tencent Holdings Ltd.[1]	96,940,800	2,686,053
Alibaba Group Holding Ltd. (ADR)[3]	25,302,445	2,676,746
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	354,750,649	2,080,526
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,962,723	182,400
ASML Holding NV1	12,981,811	1,423,575
Murata Manufacturing Co., Ltd.[1]	9,693,526	1,264,365
Infineon Technologies AG1,2	66,517,842	1,186,893
Baidu, Inc., Class A (ADR)[3]	4,639,031	844,628
Naver Corp.[1]	968,886	777,774
Samsung Electronics Co., Ltd.[1]	447,700	652,499
Samsung Electronics Co., Ltd., non-voting preferred[1]	48,800	57,609
Nokia Corp.[1]	63,884,500	369,849
Tech Mahindra Ltd.[1,2]	56,806,266	358,891
Keyence Corp.[1]	418,000	304,228
Tata Consultancy Services Ltd.[1]	7,966,000	291,652
Yandex NV, Class A3	11,553,288	243,197
Hexagon AB, Class B1	5,037,949	219,838
Samsung SDI Co., Ltd.[1]	2,439,352	214,577
AAC Technologies Holdings Inc.[1]	18,681,000	189,168
TDK Corp.[1]	2,811,700	188,077
SK hynix Inc.[1]	4,283,000	156,751
Halma PLC[1]	8,955,157	121,760
Hermes Microvision Inc.[1]	2,350,000	101,684
LG Display Co., Ltd.[1]	3,543,269	90,378
ASM Pacific Technology Ltd.[1]	8,247,000	68,147
		19,527,025
Consumer discretionary 12.93%
Sony Corp.[1]	59,515,000	1,944,613
Naspers Ltd., Class N1	7,290,132	1,263,434
Altice NV, Class A1,2,3	48,314,459	866,756
Altice NV, Class B1,2,3	16,341,536	294,267
adidas AG1	5,151,373	894,060
Ctrip.com International, Ltd. (ADR)[3]	18,068,000	841,427
Rakuten, Inc.[1]	49,182,900	639,777
Industria de Diseño Textil, SA1	17,201,000	637,650
Toyota Motor Corp.[1]	10,473,300	607,386
Paddy Power Betfair PLC[1,2]	4,704,176	532,143
Kering SA1	2,576,100	519,110
Mahindra & Mahindra Ltd.[1]	23,794,388	503,816
Hyundai Mobis Co., Ltd.[1]	1,917,260	480,018
Hyundai Motor Co.[1]	3,674,447	453,709
Galaxy Entertainment Group Ltd.[1]	118,656,000	451,495
LVMH Moet Hennessy Vuitton SE1	2,579,700	439,782
Liberty Global PLC, Class C3	8,508,070	281,107
Liberty Global PLC, Class A3	3,790,000	129,542
Liberty Global PLC LiLAC, Class C3	378,911	10,628
Liberty Global PLC LiLAC, Class A3	143,310	3,954
Kroton Educacional SA, ordinary nominative[2]	90,424,000	411,227
EuroPacific Growth Fund — Page 2 of 9

unaudited
Common stocks Consumer discretionary (continued)	Shares	Value (000)
Steinhoff International Holdings NV1	69,351,481	$398,058
Barratt Developments PLC[1,2]	54,318,000	348,771
Sands China Ltd.[1]	78,995,200	346,032
ASOS PLC[1,2,3]	5,302,939	333,291
Publicis Groupe SA1	3,579,205	270,673
B&M European Value Retail SA1,2	63,424,531	209,630
H & M Hennes & Mauritz AB, Class B1	7,370,003	207,772
Maruti Suzuki India Ltd.[1]	2,460,000	203,125
Don Quijote Holdings Co., Ltd.[1]	5,288,500	193,829
Schibsted ASA[1]	6,837,977	190,281
Li & Fung Ltd.[1]	356,847,000	183,889
William Hill PLC[1,2]	45,270,007	178,495
Suzuki Motor Corp.[1]	5,160,000	172,740
Techtronic Industries Co. Ltd.[1]	43,815,000	171,827
Melco Crown Entertainment Ltd. (ADR)	8,414,000	135,549
Mr Price Group Ltd.[1]	10,345,345	114,554
Ryohin Keikaku Co., Ltd.[1]	561,500	113,111
JD.com, Inc., Class A (ADR)[3]	3,986,800	104,016
Sports Direct International PLC[1,3]	19,276,154	71,675
Accor SA1	1,654,581	65,630
TOD’S SpA[1]	1,224,376	64,644
Global Brands Group Holding Ltd.[1,2,3]	543,368,100	55,704
Samsonite International SA1	14,220,000	45,712
Hermès International[1]	47,805	19,450
HUGO BOSS AG1	246,134	13,612
Ferrari NV1	78,157	4,060
		16,422,031
Health care 9.48%
Novo Nordisk A/S, Class B1	87,765,495	3,656,791
Novartis AG1	30,892,832	2,429,452
Sysmex Corp.[1,2]	15,668,538	1,160,827
UCB SA1,2	12,642,824	977,545
Bayer AG1	7,886,000	792,101
Grifols, SA, Class A, non-registered shares[1]	12,687,000	273,352
Grifols, SA, Class B, preferred non-voting, non-registered shares[1]	11,254,100	180,279
Grifols, SA, Class B (ADR)	3,541,478	56,558
Takeda Pharmaceutical Co. Ltd.[1]	9,397,000	449,795
Roche Holding AG, non-registered shares, non-voting[1]	1,585,500	392,785
Sanofi[1]	5,088,500	387,704
Teva Pharmaceutical Industries Ltd. (ADR)	6,688,000	307,715
Merck KGaA[1]	1,645,500	177,323
Astellas Pharma Inc.[1]	10,748,000	167,851
Fresenius SE & Co. KGaA[1]	2,032,800	162,147
Chugai Pharmaceutical Co., Ltd.[1]	4,431,000	159,997
AstraZeneca PLC[1]	2,408,000	155,991
Sonova Holding AG1	1,030,000	145,780
		12,033,993
Industrials 8.76%
Airbus Group SE, non-registered shares[1]	24,258,000	1,467,337
International Consolidated Airlines Group, SA (CDI)[1,2]	166,083,816	859,951
Ryanair Holdings PLC (ADR)	10,603,756	795,600
Recruit Holdings Co., Ltd.[1]	18,302,100	744,545
Nidec Corp.[1]	7,778,900	715,667
EuroPacific Growth Fund — Page 3 of 9

unaudited
Common stocks Industrials (continued)	Shares	Value (000)
Rolls-Royce Holdings PLC[1,3]	62,742,262	$585,602
Toshiba Corp.[1,3]	174,569,000	583,269
Komatsu Ltd.[1]	20,533,000	470,494
Babcock International Group PLC[1,2]	32,759,478	439,513
Jardine Matheson Holdings Ltd.[1]	6,812,500	413,834
Eicher Motors Ltd.[1]	1,078,308	403,037
ASSA ABLOY AB, Class B1	16,774,000	340,592
Abertis Infraestructuras, SA, Class A1	20,236,202	315,070
Deutsche Post AG1	9,404,138	293,896
KONE Oyj, Class B1	5,716,000	290,025
Groupe Eurotunnel SE1	24,791,248	268,015
Geberit AG1	612,000	267,842
CK Hutchison Holdings Ltd.[1]	20,691,784	264,002
SECOM Co., Ltd.[1]	2,875,000	214,552
Wolseley PLC[1]	3,796,904	214,022
Edenred SA1	8,850,000	206,935
easyJet PLC[1]	15,145,795	197,980
Leonardo - Finmeccanica SPA[1,3]	17,228,136	195,427
Capita PLC[1]	13,141,000	114,141
Ashtead Group PLC[1]	6,653,000	109,602
Safran SA1	1,288,741	92,665
Bureau Veritas SA1	3,749,000	80,417
Air France-KLM[1,3]	9,233,795	49,613
Alliance Global Group, Inc.[1]	150,350,000	49,233
Adecco SA1	750,000	42,235
Andritz AG1	455,196	24,777
ALFA, SAB de CV, Class A, ordinary participation certificates	10,850,000	16,933
		11,126,823
Consumer staples 7.77%
British American Tobacco PLC[1]	31,995,999	2,046,221
Associated British Foods PLC[1,2]	46,102,964	1,553,665
Nestlé SA1	12,942,799	1,019,810
Pernod Ricard SA1	7,893,513	933,936
Kao Corp.[1]	14,140,800	796,494
Alimentation Couche-Tard Inc., Class B	14,041,800	680,497
AMOREPACIFIC Corp.[1]	1,669,698	590,538
CP ALL PCL[1]	281,395,000	501,365
Uni-Charm Corp.[1]	15,300,000	396,325
Japan Tobacco Inc.[1]	6,068,000	247,908
Coca-Cola Enterprises, Inc.	4,952,418	197,601
Thai Beverage PCL[1]	230,295,000	163,978
Treasury Wine Estates Ltd.[1]	16,669,734	141,056
Seven & i Holdings Co., Ltd.[1]	2,430,000	114,841
Coca-Cola HBC AG (CDI)[1]	3,562,746	82,682
Shiseido Co., Ltd.[1]	3,015,000	79,731
President Chain Store Corp.[1]	9,569,000	76,350
Glanbia PLC[1]	3,965,903	76,294
Reckitt Benckiser Group PLC[1]	787,000	74,165
Ajinomoto Co., Inc.[1]	2,846,000	63,396
Hypermarcas SA, ordinary nominative	3,089,700	26,478
		9,863,331
EuroPacific Growth Fund — Page 4 of 9

unaudited
Common stocks Materials 5.83%	Shares	Value (000)
Glencore PLC[1,3]	366,431,838	$1,004,571
HeidelbergCement AG1,2	10,146,722	958,437
Syngenta AG1	2,019,700	883,154
Nitto Denko Corp.[1,2]	10,347,699	671,589
ArcelorMittal[1,3]	109,902,099	671,145
Chr. Hansen Holding A/S1,2	8,743,000	519,712
Fortescue Metals Group Ltd.[1]	124,055,000	472,644
Koninklijke DSM NV1	5,906,619	398,927
Grasim Industries Ltd. (GDR)[1,2]	2,489,200	181,053
Grasim Industries Ltd.[1,2]	2,243,708	164,825
First Quantum Minerals Ltd.[2]	38,070,001	315,134
Amcor Ltd.[1]	22,649,000	263,358
Klabin SA, units	46,825,000	245,345
Rio Tinto PLC[1]	6,038,000	200,914
Vale SA, Class A, preferred nominative (ADR)	36,495,700	171,895
Vale SA, Class A, preferred nominative	884,800	4,190
Akzo Nobel NV1	1,511,000	102,252
BASF SE1	824,000	70,467
Arkema SA1	461,213	42,662
Wacker Chemie AG1	340,500	28,688
Croda International PLC[1]	342,758	15,493
Givaudan SA1	7,473	15,198
		7,401,653
Energy 5.03%
Reliance Industries Ltd.[1]	61,308,800	1,000,256
Royal Dutch Shell PLC, Class A (GBP denominated)[1]	19,121,317	474,553
Royal Dutch Shell PLC, Class B1	12,824,914	332,756
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	50,070
Royal Dutch Shell PLC, Class A (EUR denominated)[1]	753,385	18,849
Enbridge Inc. (CAD denominated)	18,890,069	830,216
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[3]	70,591,703	658,621
Petróleo Brasileiro SA (Petrobras), preferred nominative[3]	1,107,800	4,622
Schlumberger Ltd.	8,184,700	643,645
TOTAL SA1	11,752,058	557,014
Canadian Natural Resources, Ltd.	12,427,200	397,269
Tourmaline Oil Corp.[2,3]	14,417,000	390,548
Seven Generations Energy Ltd., Class A3	13,260,000	319,182
Oil Search Ltd.[1]	48,335,452	264,484
Tullow Oil PLC[1,2,3]	59,300,000	194,700
Suncor Energy Inc.	4,469,000	124,060
BP PLC[1]	12,403,546	72,240
Galp Energia, SGPS, SA, Class B1	2,590,000	35,409
Weatherford International PLC[3]	2,237,600	12,576
		6,381,070
Telecommunication services 4.38%
SoftBank Group Corp.[1]	32,224,406	2,087,558
China Mobile Ltd.[1]	92,095,000	1,130,729
Nippon Telegraph and Telephone Corp.[1]	17,936,000	819,144
KDDI Corp.[1]	13,751,300	423,163
MTN Group Ltd.[1]	22,652,698	194,290
SFR Group SA, non-registered shares[1]	6,510,346	191,291
TDC A/S1,3	22,877,000	134,886
Vodafone Group PLC[1]	43,000,000	123,297
EuroPacific Growth Fund — Page 5 of 9

unaudited
Common stocks Telecommunication services (continued)	Shares	Value (000)
Telia Co. AB1	25,400,000	$113,695
Idea Cellular Ltd.[1]	85,969,328	102,401
Bharti Airtel Ltd.[1]	16,800,000	79,326
TalkTalk Telecom Group PLC[1]	23,374,000	61,198
Intouch Holdings PCL[1]	36,860,000	57,685
Reliance Communications Ltd.[1,3]	56,198,451	39,121
		5,557,784
Utilities 2.87%
Enel SPA[1]	146,175,000	651,942
DONG Energy AS1,3	12,590,049	523,680
Power Grid Corp. of India Ltd.[1]	196,987,666	522,968
Cheung Kong Infrastructure Holdings Ltd.[1]	56,803,000	492,040
Power Assets Holdings Ltd.[1]	48,296,500	473,062
China Gas Holdings Ltd.[1]	225,874,000	359,344
China Resources Gas Group Ltd.[1]	62,600,000	215,054
ENN Energy Holdings Ltd.[1]	43,322,000	211,450
SSE PLC[1]	9,710,022	197,108
		3,646,648
Real estate 2.00%
Cheung Kong Property Holdings Ltd.[1]	137,525,368	1,014,268
Sun Hung Kai Properties Ltd.[1]	39,295,694	598,880
Ayala Land, Inc.[1]	338,868,700	274,745
Ayala Land, Inc., preference shares[1,3]	481,283,600	893
Wharf (Holdings) Ltd.[1]	34,046,000	249,463
Henderson Land Development Co. Ltd.[1]	33,915,681	202,712
Daiwa House Industry Co., Ltd.[1]	7,280,000	199,393
		2,540,354
Miscellaneous 4.44%
Other common stocks in initial period of acquisition		5,642,052
Total common stocks (cost: $90,155,666,000)		120,319,449
Bonds, notes & other debt instruments 0.33% U.S. Treasury bonds & notes 0.29% U.S. Treasury 0.29%	Principal amount (000)
U.S. Treasury 0.875% 2017	$108,700	108,931
U.S. Treasury 0.875% 2017[4]	255,250	255,791
Total U.S. Treasury bonds & notes		364,722
Bonds & notes of governments outside the U.S. 0.03%
Brazil (Federative Republic of) 10.00% 2025	BRL159,000	45,188
Corporate bonds & notes 0.01% Energy 0.01%
Petróleos Mexicanos 7.19% 2024	MXN300,000	14,328
Petróleos Mexicanos 7.47% 2026	62,500	2,909
Total corporate bonds & notes		17,237
Total bonds, notes & other debt instruments (cost: $422,377,000)		427,147
EuroPacific Growth Fund — Page 6 of 9

unaudited
Short-term securities 4.91%	Principal amount (000)	Value (000)
Australia & New Zealand Banking Group, Ltd. 0.72% due 11/14/2016[5]	$50,000	$49,958
Bank of Nova Scotia 0.91%–0.99% due 11/10/2016–1/9/2017[5]	159,600	159,318
BASF SE 0.75% due 12/12/2016[5]	34,819	34,777
BMW U.S. Capital LLC 0.49%–0.58% due 11/18/2016–12/19/2016[5]	60,000	59,930
Caisse d’Amortissement de la Dette Sociale 0.69% due 10/7/2016[5]	100,000	99,989
Canadian Imperial Bank of Commerce 1.21% due 2/16/2017	67,300	67,390
Chariot Funding, LLC 0.95% due 11/10/2016[5]	50,000	49,964
ExxonMobil Corp. 0.46% due 10/17/2016	50,000	49,989
Fairway Finance Corp. 0.83%–0.84% due 12/5/2016–12/7/2016[5]	100,000	99,853
Fannie Mae 0.41%–0.60% due 11/14/2016–2/14/2017	230,000	229,807
Federal Farm Credit Banks 0.48%–0.64% due 11/22/2016–5/26/2017	230,000	229,591
Federal Home Loan Bank 0.29%–0.62% due 10/3/2016–5/15/2017	1,793,400	1,791,920
Freddie Mac 0.31%–0.60% due 10/17/2016–2/2/2017	355,000	354,779
Gotham Funding Corp. 0.67% due 10/20/2016[5]	25,000	24,993
JPMorgan Chase & Co. 0.40% due 2/26/2017[6]	150,000	150,000
Kaiser Foundation Hospitals 0.50% due 10/26/2016	30,000	29,977
Kells Funding, LLC 0.77%–0.92% due 11/7/2016–12/7/2016[5]	166,900	166,746
KfW 0.48% due 10/13/2016[5]	41,000	40,995
Microsoft Corp. 0.54% due 12/1/2016–12/7/2016[5]	94,500	94,408
Mizuho Bank, Ltd. 0.62%–0.90% due 11/23/2016–12/8/2016[5]	208,700	208,466
National Australia Bank 0.82% due 11/15/2016[5]	100,000	99,940
Nestlé Capital Corp. 0.54%–0.71% due 11/7/2016–1/12/2017[5]	85,000	84,921
Nordea Bank AB 0.91% due 1/12/2017[5]	10,700	10,676
Old Line Funding, LLC 0.81%–1.02% due 11/1/2016–1/20/2017[5]	191,200	190,794
Province of Ontario 0.50%–0.57% due 11/3/2016–12/28/2016	96,200	96,102
Rabobank Nederland NV 0.75% due 11/15/2016	50,000	49,964
Sumitomo Mitsui Banking Corp. 0.70%–0.81% due 10/4/2016–11/16/2016[5]	231,100	231,019
Svenska Handelsbanken Inc. 0.65%–0.95% due 10/3/2016–1/6/2017[5]	200,000	199,857
Toronto-Dominion Holdings USA Inc. 0.68%–1.16% due 10/19/2016–4/13/2017[5]	172,300	172,072
Total Capital Canada Ltd. 0.59%–0.66% due 10/5/2016–11/18/2016[5]	140,300	140,261
Toyota Motor Credit Corp. 0.70% due 10/11/2016	100,000	99,990
U.S. Treasury Bills 0.33%–0.43% due 12/1/2016–2/16/2017	556,300	555,822
UBS AG 0.86% due 11/14/2016	42,000	42,016
Victory Receivables Corp. 0.66%–0.80% due 10/25/2016–12/2/2016[5]	82,900	82,852
Wal-Mart Stores, Inc. 0.44%–0.45% due 11/7/2016–11/15/2016[5]	100,000	99,951
Westpac Banking Corp. 0.90%–0.91% due 10/17/2016–1/23/2017[5]	83,100	82,992
Total short-term securities (cost: $6,230,751,000)		6,232,079
Total investment securities 100.00% (cost: $96,808,794,000)		126,978,675
Other assets less liabilities (0.00)%		(5,027)
Net assets 100.00%		$126,973,648
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
EuroPacific Growth Fund — Page 7 of 9

unaudited
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $4,504,379,000.
	Settlement date	Counterparty	Contract amount		Unrealized appreciation (depreciation) at 9/30/2016 (000)
			Receive (000)	Deliver (000)
Sales:
British pounds	10/6/2016	UBS AG	$288,598	£217,850	$6,190
British pounds	10/6/2016	Barclays Bank PLC	$188,933	£142,700	3,946
British pounds	10/7/2016	Bank of America, N.A.	$226,665	£171,695	4,085
British pounds	10/17/2016	UBS AG	$208,133	£160,279	311
British pounds	10/21/2016	UBS AG	$37,934	£28,500	976
British pounds	10/28/2016	Citibank	$529,015	£407,659	315
British pounds	11/4/2016	JPMorgan Chase	$102,898	£78,550	1,013
British pounds	11/16/2016	Bank of America, N.A.	$233,267	£175,150	6,039
British pounds	11/16/2016	UBS AG	$233,216	£175,151	5,988
British pounds	11/16/2016	JPMorgan Chase	$229,340	£172,199	5,940
Euros	10/6/2016	Barclays Bank PLC	$126,182	€112,974	(763)
Euros	10/17/2016	HSBC Bank	$45,828	€41,021	(290)
Euros	10/20/2016	Bank of America, N.A.	$314,671	€279,700	170
Euros	10/20/2016	HSBC Bank	$70,867	€63,093	(76)
Euros	10/20/2016	Barclays Bank PLC	$136,576	€121,578	(129)
Euros	10/26/2016	Citibank	$530,580	€471,505	254
Euros	10/26/2016	JPMorgan Chase	$50,146	€44,570	15
Euros	10/28/2016	JPMorgan Chase	$781,930	€695,389	(285)
Euros	11/16/2016	Citibank	$32,743	€29,018	74
Japanese yen	10/7/2016	JPMorgan Chase	$528,544	¥52,834,000	7,381
Japanese yen	10/17/2016	Citibank	$309,256	¥31,198,993	1,370
Japanese yen	10/17/2016	JPMorgan Chase	$154,705	¥15,599,497	761
Japanese yen	10/17/2016	Barclays Bank PLC	$573,192	¥58,183,000	(985)
Japanese yen	10/24/2016	Bank of America, N.A.	$36,837	¥3,669,900	610
Japanese yen	10/27/2016	JPMorgan Chase	$6,628	¥664,700	65
Japanese yen	10/27/2016	HSBC Bank	$498,886	¥50,945,000	(4,083)
Japanese yen	11/7/2016	Bank of America, N.A.	$499,141	¥50,000,000	5,280
Japanese yen	11/7/2016	Barclays Bank PLC	$496,120	¥50,000,000	2,259
Japanese yen	11/17/2016	JPMorgan Chase	$48,266	¥4,900,000	(152)
					$46,279
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous,“ was $104,384,388,000, which represented 82.21% of the net assets of the fund. This amount includes $101,844,548,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Security did not produce income during the last 12 months.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $13,821,000, which represented .01% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $2,434,748,000, which represented 1.92% of the net assets of the fund.
[6]	Coupon rate may change periodically.

EuroPacific Growth Fund — Page 8 of 9

unaudited
Key to abbreviations and symbols
ADR = American Depositary Receipts
BRL = Brazilian reais
£ = British pounds
CAD = Canadian dollars
CDI = CREST Depository Interest
EUR/€ = Euros
GBP = British pounds
GDR = Global Depositary Receipts
HKD = Hong Kong dollars
¥ = Japanese yen
MXN = Mexican pesos
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-016-1116O-S54073	EuroPacific Growth Fund — Page 9 of 9

Summary investment portfolio September 30, 2016	unaudited

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Euro zone*	19.40%
Japan	15.91
United Kingdom	11.45
India	8.00
China	7.41
Hong Kong	5.95
Switzerland	5.08
Canada	4.22
Denmark	3.81
Other countries	13.86
Short-term securities & other assets less liabilities	4.91
*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, and Spain.

Common stocks 94.76%	Shares	Value (000)
Financials 15.89%
HDFC Bank Ltd.[1]	99,206,759	$2,193,069
HDFC Bank Ltd. (ADR)	8,898,800	639,735
AIA Group Ltd.[1]	366,633,600	2,456,486
Prudential PLC[1]	110,625,527	1,963,435
Barclays PLC[1]	666,675,486	1,453,613
Housing Development Finance Corp. Ltd.[1]	51,986,265	1,091,569
Kotak Mahindra Bank Ltd.[1]	90,708,514	1,061,535
Fairfax Financial Holdings Ltd.	873,091	511,771
Fairfax Financial Holdings Ltd. (CAD denominated)	802,378	470,143
UniCredit SpA[1,2]	384,906,239	897,084
Credit Suisse Group AG1	63,611,289	832,218
Société Générale[1]	18,380,372	634,318
ORIX Corp.[1]	41,501,700	612,376
Other securities		5,359,333
		20,176,685

6	EuroPacific Growth Fund

	Shares	Value (000)
Information technology 15.38%
Nintendo Co., Ltd.[1,2]	10,490,154	$2,775,760
Tencent Holdings Ltd.[1]	96,940,800	2,686,053
Alibaba Group Holding Ltd. (ADR)[3]	25,302,445	2,676,746
Taiwan Semiconductor Manufacturing Co., Ltd.[1]	354,750,649	2,080,526
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,962,723	182,400
ASML Holding NV1	12,981,811	1,423,575
Murata Manufacturing Co., Ltd.[1]	9,693,526	1,264,365
Infineon Technologies AG1,2	66,517,842	1,186,893
Baidu, Inc., Class A (ADR)[3]	4,639,031	844,628
Naver Corp.[1]	968,886	777,774
Samsung Electronics Co., Ltd.[1]	447,700	652,499
Samsung Electronics Co., Ltd., non-voting preferred[1]	48,800	57,609
Other securities		2,918,197
		19,527,025

Consumer discretionary 12.93%
Sony Corp.[1]	59,515,000	1,944,613
Naspers Ltd., Class N1	7,290,132	1,263,434
Altice NV, Class A1,2,3	48,314,459	866,756
Altice NV, Class B1,2,3	16,341,536	294,267
adidas AG1	5,151,373	894,060
Ctrip.com International, Ltd. (ADR)[3]	18,068,000	841,427
Rakuten, Inc.[1]	49,182,900	639,777
Industria de Diseño Textil, SA1	17,201,000	637,650
Toyota Motor Corp.[1]	10,473,300	607,386
Other securities		8,432,661
		16,422,031

Health care 9.48%
Novo Nordisk A/S, Class B1	87,765,495	3,656,791
Novartis AG1	30,892,832	2,429,452
Sysmex Corp.[1,2]	15,668,538	1,160,827
UCB SA1,2	12,642,824	977,545
Bayer AG1	7,886,000	792,101
Other securities		3,017,277
		12,033,993

Industrials 8.76%
Airbus Group SE, non-registered shares[1]	24,258,000	1,467,337
International Consolidated Airlines Group, SA (CDI)[1,2]	166,083,816	859,951
Ryanair Holdings PLC (ADR)	10,603,756	795,600
Recruit Holdings Co., Ltd.[1]	18,302,100	744,545
Nidec Corp.[1]	7,778,900	715,667
Other securities		6,543,723
		11,126,823

Consumer staples 7.77%
British American Tobacco PLC[1]	31,995,999	2,046,221
Associated British Foods PLC[1,2]	46,102,964	1,553,665
Nestlé SA1	12,942,799	1,019,810
Pernod Ricard SA1	7,893,513	933,936
Kao Corp.[1]	14,140,800	796,494

EuroPacific Growth Fund	7

Common stocks (continued)	Shares	Value (000)
Consumer staples (continued)
Alimentation Couche-Tard Inc., Class B	14,041,800	$680,497
Other securities		2,832,708
		9,863,331

Materials 5.83%
Glencore PLC[1,3]	366,431,838	1,004,571
HeidelbergCement AG1,2	10,146,722	958,437
Syngenta AG1	2,019,700	883,154
Nitto Denko Corp.[1,2]	10,347,699	671,589
ArcelorMittal[1,3]	109,902,099	671,145
Other securities		3,212,757
		7,401,653

Energy 5.03%
Reliance Industries Ltd.[1]	61,308,800	1,000,256
Enbridge Inc. (CAD denominated)	18,890,069	830,216
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[3]	70,591,703	658,621
Schlumberger Ltd.	8,184,700	643,645
Other securities		3,248,332
		6,381,070

Telecommunication services 4.38%
SoftBank Group Corp.[1]	32,224,406	2,087,558
China Mobile Ltd.[1]	92,095,000	1,130,729
Nippon Telegraph and Telephone Corp.[1]	17,936,000	819,144
Other securities		1,520,353
		5,557,784

Utilities 2.87%
Enel SPA[1]	146,175,000	651,942
Other securities		2,994,706
		3,646,648

Real estate 2.00%
Cheung Kong Property Holdings Ltd.[1]	137,525,368	1,014,268
Other securities		1,526,086
		2,540,354

Miscellaneous 4.44%
Other common stocks in initial period of acquisition		5,642,052

Total common stocks (cost: $90,155,666,000)		120,319,449

Bonds, notes & other debt instruments 0.33%	Principal amount (000)
Other bonds & notes 0.33%
Other securities		427,147

Total bonds, notes & other debt instruments (cost: $422,377,000)		427,147

8	EuroPacific Growth Fund

Short-term securities 4.91%	Principal amount (000)	Value (000)
Federal Home Loan Bank 0.29%–0.62% due 10/3/2016–5/15/2017	$1,793,400	$1,791,920
Other securities		4,440,159

Total short-term securities (cost: $6,230,751,000)		6,232,079
Total investment securities 100.00% (cost: $96,808,794,000)		126,978,675
Other assets less liabilities (0.00)%		(5,027)

Net assets 100.00%		$126,973,648

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $2,434,748,000, which represented 1.92% of the net assets of the fund) were acquired in transactions exempt from registration under Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. “Other securities” also includes securities which were pledged as collateral. The total value of pledged collateral was $13,821,000, which represented .01% of the net assets of the fund.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $4,504,379,000.

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 9/30/2016 (000)
Sales:
British pounds	10/6/2016	UBS AG	$288,598	£217,850	$ 6,190
British pounds	10/6/2016	Barclays Bank PLC	$188,933	£142,700	3,946
British pounds	10/7/2016	Bank of America, N.A.	$226,665	£171,695	4,085
British pounds	10/17/2016	UBS AG	$208,133	£160,279	311
British pounds	10/21/2016	UBS AG	$37,934	£28,500	976
British pounds	10/28/2016	Citibank	$529,015	£407,659	315
British pounds	11/4/2016	JPMorgan Chase	$102,898	£78,550	1,013
British pounds	11/16/2016	Bank of America, N.A.	$233,267	£175,150	6,039
British pounds	11/16/2016	UBS AG	$233,216	£175,151	5,988
British pounds	11/16/2016	JPMorgan Chase	$229,340	£172,199	5,940
Euros	10/6/2016	Barclays Bank PLC	$126,182	€112,974	(763)
Euros	10/17/2016	HSBC Bank	$45,828	€41,021	(290)
Euros	10/20/2016	Bank of America, N.A.	$314,671	€279,700	170
Euros	10/20/2016	HSBC Bank	$70,867	€63,093	(76)
Euros	10/20/2016	Barclays Bank PLC	$136,576	€121,578	(129)
Euros	10/26/2016	Citibank	$530,580	€471,505	254
Euros	10/26/2016	JPMorgan Chase	$50,146	€44,570	15
Euros	10/28/2016	JPMorgan Chase	$781,930	€695,389	(285)
Euros	11/16/2016	Citibank	$32,743	€29,018	74

EuroPacific Growth Fund	9

Forward currency contracts (continued)

			Contract amount		Unrealized appreciation (depreciation)
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 9/30/2016 (000)
Japanese yen	10/7/2016	JPMorgan Chase	$528,544	¥52,834,000	$ 7,381
Japanese yen	10/17/2016	Citibank	$309,256	¥31,198,993	1,370
Japanese yen	10/17/2016	JPMorgan Chase	$154,705	¥15,599,497	761
Japanese yen	10/17/2016	Barclays Bank PLC	$573,192	¥58,183,000	(985)
Japanese yen	10/24/2016	Bank of America, N.A.	$36,837	¥3,669,900	610
Japanese yen	10/27/2016	JPMorgan Chase	$6,628	¥664,700	65
Japanese yen	10/27/2016	HSBC Bank	$498,886	¥50,945,000	(4,083)
Japanese yen	11/7/2016	Bank of America, N.A.	$499,141	¥50,000,000	5,280
Japanese yen	11/7/2016	Barclays Bank PLC	$496,120	¥50,000,000	2,259
Japanese yen	11/17/2016	JPMorgan Chase	$48,266	¥4,900,000	(152)
					$46,279

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the six months ended September 30, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/30/2016 (000)
Nintendo Co., Ltd.[1]	11,325,300	64,000	899,146	10,490,154	$3,136	$2,775,760
Associated British Foods PLC[1]	40,015,838	6,087,126	—	46,102,964	6,076	1,553,665
Infineon Technologies AG1	52,368,143	14,149,699	—	66,517,842	—	1,186,893
Altice NV, Class A1,3	42,421,231	5,893,228	—	48,314,459	—	866,756
Altice NV, Class B1,3	16,341,536	—	—	16,341,536	—	294,267
Sysmex Corp.[1]	11,336,974	4,331,564	—	15,668,538	5,035	1,160,827
UCB SA1	12,642,824	—	—	12,642,824	15,795	977,545
HeidelbergCement AG1	6,278,510	3,868,212	—	10,146,722	10,210	958,437
UniCredit SpA[1]	37,802,730	347,103,509	—	384,906,239	5,118	897,084
International Consolidated Airlines Group, SA (CDI)[1]	156,533,816	9,550,000	—	166,083,816	17,342	859,951
Nitto Denko Corp.[1]	7,100,499	3,247,200	—	10,347,699	7,219	671,589
Paddy Power Betfair PLC[1]	4,436,476	267,700	—	4,704,176	2,464	532,143
Chr. Hansen Holding A/S1	8,743,000	—	—	8,743,000	—	519,712
Babcock International Group PLC[1]	32,759,478	—	—	32,759,478	8,692	439,513
Kroton Educacional SA, ordinary nominative	84,909,100	5,514,900	—	90,424,000	6,019	411,227
Tourmaline Oil Corp.[3]	14,417,000	—	—	14,417,000	—	390,548
Tech Mahindra Ltd.[1]	61,831,716	—	5,025,450	56,806,266	11,049	358,891
Barratt Developments PLC[1]	53,444,467	5,473,533	4,600,000	54,318,000	4,660	348,771

10	EuroPacific Growth Fund

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 9/30/2016 (000)
Grasim Industries Ltd. (GDR)[1]	1,915,953	573,247	—	2,489,200	$839	$181,053
Grasim Industries Ltd.[1]	1,727,954	515,754	—	2,243,708	759	164,825
ASOS PLC[1,3]	3,534,605	1,768,334	—	5,302,939	—	333,291
Indiabulls Housing Finance Ltd.[1]	26,207,577	—	—	26,207,577	3,523	327,041
First Quantum Minerals Ltd.	38,070,001	—	—	38,070,001	440	315,134
B&M European Value Retail SA1	63,424,531	—	—	63,424,531	12,181	209,630
Tullow Oil PLC[1,3]	59,145,000	155,000	—	59,300,000	—	194,700
William Hill PLC[1]	40,476,007	4,794,000	—	45,270,007	4,941	178,495
Global Brands Group Holding Ltd.[1,3]	543,368,100	—	—	543,368,100	—	55,704
Naver Corp.[1,4]	1,670,228	—	701,342	968,886	—	—
Yandex NV, Class A3,4	12,712,200	1,206,800	2,365,712	11,553,288	—	—
					$125,498	$17,163,452

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Miscellaneous” and “Other securities,” was $104,384,388,000, which represented 82.21% of the net assets of the fund. This amount includes $101,844,548,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
[2]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[3]	Security did not produce income during the last 12 months.
[4]	Unaffiliated issuer at 9/30/2016.

Key to abbreviations and symbols

ADR = American Depositary Receipts
£ = British pounds

CAD = Canadian dollars

CDI = CREST Depository Interest

€ = Euros

¥ = Japanese yen

See Notes to Financial Statements

EuroPacific Growth Fund	11

Financial statements

Statement of assets and liabilities	unaudited
at September 30, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $82,601,896)	$109,815,223
Affiliated issuers (cost: $14,206,897)	17,163,452	$126,978,675
Cash		890
Cash denominated in currencies other than U.S. dollars (cost: $52,141)		52,260
Unrealized appreciation on open forward currency contracts		53,042
Receivables for:
Sales of investments	166,387
Sales of fund’s shares	187,063
Dividends and interest	248,294
Other	3,978	605,722
		127,690,589
Liabilities:
Unrealized depreciation on open forward currency contracts		6,763
Payables for:
Purchases of investments	76,516
Repurchases of fund’s shares	499,172
Investment advisory services	43,898
Services provided by related parties	22,507
Trustees’ deferred compensation	3,828
Non-U.S. taxes	62,557
Other	1,700	710,178
Net assets at September 30, 2016		$126,973,648

Net assets consist of:
Capital paid in on shares of beneficial interest		$96,675,193
Undistributed net investment income		71,591
Undistributed net realized gain		56,822
Net unrealized appreciation		30,170,042
Net assets at September 30, 2016		$126,973,648

See Notes to Financial Statements

12	EuroPacific Growth Fund

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,670,423 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$26,587,011	$557,502		$47.69
Class B	26,624	558		47.76
Class C	1,389,438	29,946		46.40
Class F-1	4,285,009	90,278		47.46
Class F-2	21,447,612	450,080		47.65
Class 529-A	1,140,758	24,179		47.18
Class 529-B	4,212	90		46.94
Class 529-C	343,357	7,464		46.00
Class 529-E	58,598	1,254		46.72
Class 529-F-1	94,834	2,009		47.21
Class R-1	244,327	5,335		45.80
Class R-2	799,814	17,331		46.15
Class R-2E	179,185	3,807		47.07
Class R-3	4,835,457	103,600		46.67
Class R-4	10,384,372	221,956		46.79
Class R-5E	10	—	*	47.56
Class R-5	8,832,315	185,175		47.70
Class R-6	46,320,715	969,859		47.76

*	Amount less than one thousand.

See Notes to Financial Statements

EuroPacific Growth Fund	13

Statement of operations	unaudited
for the six months ended September 30, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $126,508; also includes $125,498 from affiliates)	$1,295,958
Interest (net of non-U.S. taxes of $35)	38,601	$1,334,559

Fees and expenses*:
Investment advisory services	259,432
Distribution services	77,379
Transfer agent services	51,590
Administrative services	25,637
Reports to shareholders	2,397
Registration statement and prospectus	2,331
Trustees’ compensation	640
Auditing and legal	1,147
Custodian	11,370
Other	750	432,673
Net investment income		901,886

Net realized gain and unrealized appreciation:
Net realized gain on:
Investments (net of non-U.S. taxes of $1,726; also includes $17,164 net gain from affiliates)	877,014
Forward currency contracts	32,334
Currency transactions	5,478	914,826
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $50,213)	7,383,510
Forward currency contracts	102,481
Currency translations	132	7,486,123
Net realized gain and unrealized appreciation		8,400,949
Net increase in net assets resulting from operations		$9,302,835

*	Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

14	EuroPacific Growth Fund

Statements of changes in net assets

(dollars in thousands)

	Six months ended September 30, 2016*	Year ended March 31, 2016
Operations:
Net investment income	$901,886	$1,323,446
Net realized gain	914,826	1,989,208
Net unrealized appreciation (depreciation)	7,486,123	(14,415,636)
Net increase (decrease) in net assets resulting from operations	9,302,835	(11,102,982)

Dividends and distributions paid to shareholders:
Dividends from net investment income	—	(2,285,811)
Distributions from net realized gain on investments	—	(1,564,325)
Total dividends and distributions paid to shareholders	—	(3,850,136)

Net capital share transactions	(3,893,516)	8,007,359

Total increase (decrease) in net assets	5,409,319	(6,945,759)

Net assets:
Beginning of period	121,564,329	128,510,088
End of period (including undistributed and distributions in excess of net investment income: $71,591 and $(830,295), respectively)	$126,973,648	$121,564,329

*	Unaudited.

See Notes to Financial Statements

EuroPacific Growth Fund	15

Notes to financial statements	unaudited

1. Organization

EuroPacific Growth Fund (the “fund“) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

16	EuroPacific Growth Fund

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

EuroPacific Growth Fund	17

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most

18	EuroPacific Growth Fund

appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

EuroPacific Growth Fund	19

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2016 (dollars in thousands):

	Investment securities
	Level 1	Level 2*	Level 3	Total
Assets:
Common stocks:
Financials	$2,813,126	$19,903,020	$893	$22,717,039
Information technology	3,946,971	15,580,054	—	19,527,025
Consumer discretionary	1,917,450	14,504,581	—	16,422,031
Health care	364,273	11,669,720	—	12,033,993
Industrials	812,533	10,314,290	—	11,126,823
Consumer staples	904,576	8,958,755	—	9,863,331
Materials	736,564	6,665,089	—	7,401,653
Energy	3,430,809	2,950,261	—	6,381,070
Telecommunication services	—	5,557,784	—	5,557,784
Utilities	—	3,646,648	—	3,646,648
Miscellaneous	1,008,759	4,633,293	—	5,642,052
Bonds, notes & other debt instruments	—	427,147	—	427,147
Short-term securities	—	6,232,079	—	6,232,079
Total	$15,935,061	$111,042,721	$893	$126,978,675

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$53,042	$—	$53,042
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(6,763)	—	(6,763)
Total	$—	$46,279	$—	$46,279

*	Securities with a value of $96,655,077,000, which represented 76.12% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

20	EuroPacific Growth Fund

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital

EuroPacific Growth Fund	21

controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the six months ended, September 30, 2016 (dollars in thousands):

22	EuroPacific Growth Fund

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$53,042	Unrealized depreciation on open forward currency contracts	$6,763

		Net realized gain		Net unrealized appreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$32,334	Net unrealized appreciation on forward currency contracts	$102,481

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting“). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

EuroPacific Growth Fund	23

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of September 30, 2016, if close-out netting was exercised (dollars in thousands):

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
Bank of America, N.A.	$16,183	$—	$(10,624)	$—	$5,559
Barclays Bank PLC	6,205	(1,877)	—	—	4,328
Citibank	2,013	—	—	—	2,013
JPMorgan Chase	15,175	(437)	(8,940)	—	5,798
UBS AG	13,466	—	(10,248)	—	3,218
Total	$53,042	$(2,314)	$(29,812)	$—	$20,916
Liabilities:
Barclays Bank PLC	$1,877	$(1,877)	$—	$—	$—
HSBC Bank	4,449	—	(4,449)	—	—
JPMorgan Chase	437	(437)	—	—	—
Total	$6,763	$(2,314)	$(4,449)	$—	$—

*	Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2009.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains

24	EuroPacific Growth Fund

realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; cost of investments sold; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

The components of distributable earnings on a tax basis are reported as of the fund’s most recent year-end. As of March 31, 2016, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed ordinary income	$212,258
Post-October capital loss deferral*	(680,760)

*	These deferrals are considered incurred in the subsequent year.

As of September 30, 2016, the tax basis unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$34,348,382
Gross unrealized depreciation on investment securities	(5,457,391)
Net unrealized appreciation on investment securities	28,890,991
Cost of investment securities	98,087,684

EuroPacific Growth Fund	25

No distributions were paid to shareholders during the six months ended September 30, 2016. The tax character of distributions paid to shareholders during the year ended March 31, 2016, was as follows (dollars in thousands):

Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid
Class A	$476,583		$353,688		$830,271
Class B	311		965		1,276
Class C	14,682		20,999		35,681
Class F-1	97,026		74,104		171,130
Class F-2	349,600		223,280		572,880
Class 529-A	18,872		14,436		33,308
Class 529-B	30		137		167
Class 529-C	3,097		4,543		7,640
Class 529-E	844		758		1,602
Class 529-F-1	1,742		1,172		2,914
Class R-1	2,483		3,400		5,883
Class R-2	8,321		11,211		19,532
Class R-2E	39		25		64
Class R-3	77,953		71,594		149,547
Class R-4	202,890		151,238		354,128
Class R-5E*	—	†	—	†	—	†
Class R-5	199,549		125,010		324,559
Class R-6	831,789		507,765		1,339,554
Total	$2,285,811		$1,564,325		$3,850,136

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

26	EuroPacific Growth Fund

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.394% on such assets in excess of $144 billion. For the six months ended September 30, 2016, the investment advisory services fee was $259,432,000, which was equivalent to an annualized rate of 0.419% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts

EuroPacific Growth Fund	27

billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of September 30, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529“) for its oversight and administration of the 529 college savings plan. From April 1, 2016 to June 30, 2016, the quarterly fee was based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. Effective July 1, 2016, the quarterly fee was amended to annual rates of 0.10% on the first $20 billion of the net assets invested in the Class 529 shares of the American Funds, 0.05% on such assets between $20 billion and $100 billion, and 0.03% on such assets over $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

28	EuroPacific Growth Fund

For the six months ended September 30, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$32,114	$21,525		$1,324		Not applicable
Class B	189	36		Not applicable		Not applicable
Class C	7,055	1,051		354		Not applicable
Class F-1	5,246	2,777		1,067		Not applicable
Class F-2	Not applicable	10,624		5,050		Not applicable
Class 529-A	1,208	646		279		$441
Class 529-B	28	5		1		2
Class 529-C	1,667	209		85		134
Class 529-E	142	20		14		23
Class 529-F-1	—	52		23		36
Class R-1	1,229	148		62		Not applicable
Class R-2	2,940	1,419		198		Not applicable
Class R-2E	402	125		34		Not applicable
Class R-3	12,155	3,801		1,222		Not applicable
Class R-4	13,004	6,164		2,601		Not applicable
Class R-5E	Not applicable	—	*	—	*	Not applicable
Class R-5	Not applicable	2,540		2,249		Not applicable
Class R-6	Not applicable	448		11,074		Not applicable
Total class-specific expenses	$77,379	$51,590		$25,637		$636

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $640,000 in the fund’s statement of operations reflects $227,000 in current fees (either paid in cash or deferred) and a net increase of $413,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase from, or sell securities to, other CRMC-managed funds (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act.

EuroPacific Growth Fund	29

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of dividends				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Six months ended September 30, 2016

Class A	$832,098	18,344	$(1)		—	[2]	$(2,754,853)	(60,512)	$(1,922,756)	(42,168)
Class B	155	3	—		—		(30,945)	(682)	(30,790)	(679)
Class C	59,161	1,338	—	[2]	—	[2]	(242,192)	(5,478)	(183,031)	(4,140)
Class F-1	391,424	8,659	—		—		(702,260)	(15,517)	(310,836)	(6,858)
Class F-2	2,927,563	64,155	16		—	[2]	(2,402,533)	(52,762)	525,046	11,393
Class 529-A	45,543	1,013	—	[2]	—	[2]	(90,160)	(1,999)	(44,617)	(986)
Class 529-B	68	1	—		—		(3,923)	(87)	(3,855)	(86)
Class 529-C	15,501	353	—	[2]	—	[2]	(30,474)	(689)	(14,973)	(336)
Class 529-E	2,582	58	—		—		(4,753)	(107)	(2,171)	(49)
Class 529-F-1	7,430	164	—		—		(9,330)	(207)	(1,900)	(43)
Class R-1	12,224	280	—		—		(33,564)	(764)	(21,340)	(484)
Class R-2	70,714	1,605	—		—		(126,099)	(2,866)	(55,385)	(1,261)
Class R-2E	165,919	3,777	—		—		(7,464)	(165)	158,455	3,612
Class R-3	381,739	8,579	—	[2]	—	[2]	(927,064)	(20,839)	(545,325)	(12,260)
Class R-4	822,345	18,525	—	[2]	—	[2]	(2,505,637)	(56,899)	(1,683,292)	(38,374)
Class R-5E	—	—	—		—		—	—	—	—
Class R-5	775,953	17,205	—	[2]	—	[2]	(1,895,037)	(41,996)	(1,119,084)	(24,791)
Class R-6	6,193,809	137,331	—		—		(4,831,471)	(105,815)	1,362,338	31,516
Total net increase (decrease)	$12,704,228	281,390	$15		—	[2]	$(16,597,759)	(367,384)	$(3,893,516)	(85,994)

30	EuroPacific Growth Fund

	Sales[1]			Reinvestments of dividends and distributions		Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares		Amount	Shares	Amount	Shares	Amount	Shares

Year ended March 31, 2016

Class A	$3,109,012	64,919		$812,252	17,742	$(4,689,457)	(99,546)	$(768,193)	(16,885)
Class B	1,776	36		1,266	28	(78,273)	(1,644)	(75,231)	(1,580)
Class C	280,589	5,938		34,945	780	(437,478)	(9,611)	(121,944)	(2,893)
Class F-1	1,612,998	34,041		167,438	3,675	(3,464,918)	(76,949)	(1,684,482)	(39,233)
Class F-2	7,993,824	174,774		524,052	11,479	(3,413,868)	(74,181)	5,104,008	112,072
Class 529-A	131,219	2,792		33,303	735	(128,660)	(2,758)	35,862	769
Class 529-B	245	5		167	4	(9,997)	(215)	(9,585)	(206)
Class 529-C	40,841	887		7,637	172	(45,416)	(997)	3,062	62
Class 529-E	6,801	146		1,602	36	(6,754)	(147)	1,649	35
Class 529-F-1	18,283	390		2,912	64	(16,351)	(355)	4,844	99
Class R-1	45,219	986		5,881	133	(55,721)	(1,226)	(4,621)	(107)
Class R-2	194,550	4,231		19,507	438	(281,822)	(6,180)	(67,765)	(1,511)
Class R-2E	8,712	203		64	1	(564)	(13)	8,212	191
Class R-3	1,138,522	24,407		149,414	3,328	(2,047,190)	(44,348)	(759,254)	(16,613)
Class R-4	2,526,075	54,556		354,078	7,884	(3,602,662)	(77,428)	(722,509)	(14,988)
Class R-5E3	10	—	[2]	—	—	—	—	10	— [2]
Class R-5	2,140,246	45,144		323,974	7,094	(3,370,197)	(71,320)	(905,977)	(19,082)
Class R-6	12,673,472	268,774		1,332,172	29,138	(6,036,371)	(127,985)	7,969,273	169,927
Total net increase (decrease)	$31,922,394	682,229		$3,770,664	82,731	$(27,685,699)	(594,903)	$8,007,359	170,057

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class R-5E shares were offered beginning November 20, 2015.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $20,680,720,000 and $14,849,229,000, respectively, during the six months ended September 30, 2016.

EuroPacific Growth Fund	31

Financial highlights

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class A:
Six months ended 9/30/2016[4,5]	$44.28	$.30	$3.11	$3.41
Year ended 3/31/2016	49.91	.44	(4.68)	(4.24)
Year ended 3/31/2015	49.37	.43	.76	1.19
Year ended 3/31/2014	42.38	.69	6.75	7.44
Year ended 3/31/2013	39.47	.58	3.02	3.60
Year ended 3/31/2012	42.81	.65	(3.40)	(2.75)
Class B:
Six months ended 9/30/2016[4,5]	44.52	.14	3.10	3.24
Year ended 3/31/2016	49.89	.08	(4.67)	(4.59)
Year ended 3/31/2015	49.17	.09	.75	.84
Year ended 3/31/2014	42.16	.33	6.71	7.04
Year ended 3/31/2013	39.20	.32	2.96	3.28
Year ended 3/31/2012	42.39	.37	(3.34)	(2.97)
Class C:
Six months ended 9/30/2016[4,5]	43.25	.12	3.03	3.15
Year ended 3/31/2016	48.75	.06	(4.56)	(4.50)
Year ended 3/31/2015	48.22	.05	.73	.78
Year ended 3/31/2014	41.41	.32	6.59	6.91
Year ended 3/31/2013	38.57	.28	2.92	3.20
Year ended 3/31/2012	41.76	.34	(3.28)	(2.94)
Class F-1:
Six months ended 9/30/2016[4,5]	44.08	.29	3.09	3.38
Year ended 3/31/2016	49.67	.41	(4.64)	(4.23)
Year ended 3/31/2015	49.10	.45	.71	1.16
Year ended 3/31/2014	42.15	.67	6.72	7.39
Year ended 3/31/2013	39.27	.57	3.01	3.58
Year ended 3/31/2012	42.59	.63	(3.37)	(2.74)
Class F-2:
Six months ended 9/30/2016[4,5]	44.19	.35	3.11	3.46
Year ended 3/31/2016	49.82	.56	(4.68)	(4.12)
Year ended 3/31/2015	49.32	.53	.76	1.29
Year ended 3/31/2014	42.33	.82	6.74	7.56
Year ended 3/31/2013	39.44	.66	3.05	3.71
Year ended 3/31/2012	42.80	.73	(3.39)	(2.66)
Class 529-A:
Six months ended 9/30/2016[4,5]	43.82	.28	3.08	3.36
Year ended 3/31/2016	49.41	.40	(4.63)	(4.23)
Year ended 3/31/2015	48.89	.40	.75	1.15
Year ended 3/31/2014	41.98	.66	6.69	7.35
Year ended 3/31/2013	39.12	.55	2.99	3.54
Year ended 3/31/2012	42.45	.61	(3.35)	(2.74)

32	EuroPacific Growth Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets[2]

$—	$—	$—	$47.69	7.70%[6]	$26,587	.86%[7]		1.30%[7]
(.80)	(.59)	(1.39)	44.28	(8.60)	26,556	.83		.92
(.65)	—	(.65)	49.91	2.48	30,770	.83		.88
(.45)	—	(.45)	49.37	17.57	32,295	.84		1.50
(.69)	—	(.69)	42.38	9.19	29,939	.86		1.48
(.59)	—	(.59)	39.47	(6.25)	31,443	.84		1.65

—	—	—	47.76	7.30 [6]	27	1.62	[7]	.61	[7]
(.19)	(.59)	(.78)	44.52	(9.28)	55	1.57		.17
(.12)	—	(.12)	49.89	1.73	141	1.56		.19
(.03)	—	(.03)	49.17	16.70	253	1.58		.73
(.32)	—	(.32)	42.16	8.39	330	1.59		.81
(.22)	—	(.22)	39.20	(6.95)	464	1.58		.96

—	—	—	46.40	7.28 [6]	1,389	1.64	[7]	.52	[7]
(.41)	(.59)	(1.00)	43.25	(9.30)	1,474	1.62		.13
(.25)	—	(.25)	48.75	1.65	1,803	1.61		.11
(.10)	—	(.10)	48.22	16.69	1,990	1.62		.72
(.36)	—	(.36)	41.41	8.34	1,896	1.63		.73
(.25)	—	(.25)	38.57	(6.97)	2,111	1.62		.89

—	—	—	47.46	7.67 [6]	4,285	.87	[7]	1.29	[7]
(.77)	(.59)	(1.36)	44.08	(8.60)	4,281	.86		.86
(.59)	—	(.59)	49.67	2.43	6,773	.86		.93
(.44)	—	(.44)	49.10	17.55	9,425	.87		1.47
(.70)	—	(.70)	42.15	9.19	8,288	.85		1.45
(.58)	—	(.58)	39.27	(6.25)	7,399	.86		1.62

—	—	—	47.65	7.83 [6]	21,448	.60	[7]	1.55	[7]
(.92)	(.59)	(1.51)	44.19	(8.36)	19,386	.60		1.18
(.79)	—	(.79)	49.82	2.69	16,273	.59		1.06
(.57)	—	(.57)	49.32	17.90	10,714	.59		1.78
(.82)	—	(.82)	42.33	9.47	7,828	.59		1.67
(.70)	—	(.70)	39.44	(6.02)	5,958	.58		1.86

—	—	—	47.18	7.67 [6]	1,141	.91	[7]	1.25	[7]
(.77)	(.59)	(1.36)	43.82	(8.64)	1,103	.90		.86
(.63)	—	(.63)	49.41	2.41	1,205	.89		.82
(.44)	—	(.44)	48.89	17.52	1,187	.90		1.45
(.68)	—	(.68)	41.98	9.12	999	.91		1.40
(.59)	—	(.59)	39.12	(6.30)	928	.89		1.56

See page 38 for footnotes.

EuroPacific Growth Fund	33

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class 529-B:
Six months ended 9/30/2016[4,5]	$43.78	$.12	$3.04	$3.16
Year ended 3/31/2016	49.07	.02	(4.59)	(4.57)
Year ended 3/31/2015	48.39	.03	.73	.76
Year ended 3/31/2014	41.51	.28	6.60	6.88
Year ended 3/31/2013	38.61	.26	2.92	3.18
Year ended 3/31/2012	41.77	.32	(3.29)	(2.97)
Class 529-C:
Six months ended 9/30/2016[4,5]	42.90	.10	3.00	3.10
Year ended 3/31/2016	48.38	.04	(4.53)	(4.49)
Year ended 3/31/2015	47.88	.02	.73	.75
Year ended 3/31/2014	41.15	.29	6.54	6.83
Year ended 3/31/2013	38.36	.24	2.93	3.17
Year ended 3/31/2012	41.60	.29	(3.26)	(2.97)
Class 529-E:
Six months ended 9/30/2016[4,5]	43.45	.23	3.04	3.27
Year ended 3/31/2016	49.00	.29	(4.59)	(4.30)
Year ended 3/31/2015	48.49	.27	.75	1.02
Year ended 3/31/2014	41.65	.54	6.63	7.17
Year ended 3/31/2013	38.82	.44	2.97	3.41
Year ended 3/31/2012	42.11	.50	(3.32)	(2.82)
Class 529-F-1:
Six months ended 9/30/2016[4,5]	43.81	.33	3.07	3.40
Year ended 3/31/2016	49.40	.50	(4.62)	(4.12)
Year ended 3/31/2015	48.89	.51	.74	1.25
Year ended 3/31/2014	41.97	.75	6.70	7.45
Year ended 3/31/2013	39.11	.63	3.00	3.63
Year ended 3/31/2012	42.45	.69	(3.36)	(2.67)
Class R-1:
Six months ended 9/30/2016[4,5]	42.69	.12	2.99	3.11
Year ended 3/31/2016	48.14	.07	(4.50)	(4.43)
Year ended 3/31/2015	47.64	.06	.72	.78
Year ended 3/31/2014	40.90	.33	6.50	6.83
Year ended 3/31/2013	38.12	.27	2.90	3.17
Year ended 3/31/2012	41.34	.32	(3.24)	(2.92)
Class R-2:
Six months ended 9/30/2016[4,5]	43.01	.13	3.01	3.14
Year ended 3/31/2016	48.49	.08	(4.53)	(4.45)
Year ended 3/31/2015	47.96	.07	.73	.80
Year ended 3/31/2014	41.20	.34	6.54	6.88
Year ended 3/31/2013	38.39	.28	2.92	3.20
Year ended 3/31/2012	41.60	.33	(3.26)	(2.93)

34	EuroPacific Growth Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets		Ratio of net income to average net assets[2]

$—	$—	$—	$46.94	7.22%[6]	$4	1.71%[7]		.52%[7]
(.13)	(.59)	(.72)	43.78	(9.36)	8	1.70		.04
(.08)	—	(.08)	49.07	1.58	19	1.69		.06
—	—	—	48.39	16.58	31	1.70		.62
(.28)	—	(.28)	41.51	8.26	39	1.71		.68
(.19)	—	(.19)	38.61	(7.05)	52	1.70		.83

—	—	—	46.00	7.23 [6]	343	1.69	[7]	.47	[7]
(.40)	(.59)	(.99)	42.90	(9.35)	335	1.68		.08
(.25)	—	(.25)	48.38	1.62	374	1.67		.04
(.10)	—	(.10)	47.88	16.57	378	1.68		.66
(.38)	—	(.38)	41.15	8.29	329	1.70		.62
(.27)	—	(.27)	38.36	(7.05)	321	1.68		.77

—	—	—	46.72	7.53 [6]	59	1.14	[7]	1.01	[7]
(.66)	(.59)	(1.25)	43.45	(8.86)	57	1.14		.62
(.51)	—	(.51)	49.00	2.15	62	1.14		.57
(.33)	—	(.33)	48.49	17.22	63	1.15		1.19
(.58)	—	(.58)	41.65	8.86	53	1.17		1.14
(.47)	—	(.47)	38.82	(6.58)	50	1.16		1.29

—	—	—	47.21	7.76 [6]	95	.69	[7]	1.46	[7]
(.88)	(.59)	(1.47)	43.81	(8.44)	90	.69		1.07
(.74)	—	(.74)	49.40	2.62	96	.67		1.04
(.53)	—	(.53)	48.89	17.75	90	.68		1.65
(.77)	—	(.77)	41.97	9.37	74	.70		1.60
(.67)	—	(.67)	39.11	(6.09)	65	.68		1.78

—	—	—	45.80	7.26 [6]	244	1.62	[7]	.54	[7]
(.43)	(.59)	(1.02)	42.69	(9.28)	248	1.61		.15
(.28)	—	(.28)	48.14	1.67	285	1.59		.12
(.09)	—	(.09)	47.64	16.70	299	1.61		.75
(.39)	—	(.39)	40.90	8.36	288	1.61		.72
(.30)	—	(.30)	38.12	(6.98)	300	1.61		.85

—	—	—	46.15	7.30 [6]	800	1.60	[7]	.57	[7]
(.44)	(.59)	(1.03)	43.01	(9.25)	800	1.58		.18
(.27)	—	(.27)	48.49	1.70	975	1.57		.15
(.12)	—	(.12)	47.96	16.71	1,079	1.57		.76
(.39)	—	(.39)	41.20	8.41	1,041	1.60		.74
(.28)	—	(.28)	38.39	(7.00)	1,098	1.62		.87

See page 38 for footnotes.

EuroPacific Growth Fund	35

Financial highlights (continued)

		Income (loss) from investment operations[1]
	Net asset value, beginning of period	Net investment income[2]	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations
Class R-2E:
Six months ended 9/30/2016[4,5]	$43.79	$.16	$3.12	$3.28
Year ended 3/31/2016	49.67	.52	(4.89)	(4.37)
Period from 8/29/2014 to 3/31/2015[4,8]	50.08	.10	.27	.37
Class R-3:
Six months ended 9/30/2016[4,5]	43.40	.23	3.04	3.27
Year ended 3/31/2016	48.93	.29	(4.59)	(4.30)
Year ended 3/31/2015	48.40	.28	.74	1.02
Year ended 3/31/2014	41.56	.54	6.62	7.16
Year ended 3/31/2013	38.73	.46	2.96	3.42
Year ended 3/31/2012	42.01	.51	(3.31)	(2.80)
Class R-4:
Six months ended 9/30/2016[4,5]	43.45	.29	3.05	3.34
Year ended 3/31/2016	48.99	.43	(4.59)	(4.16)
Year ended 3/31/2015	48.48	.42	.74	1.16
Year ended 3/31/2014	41.63	.67	6.64	7.31
Year ended 3/31/2013	38.79	.57	2.98	3.55
Year ended 3/31/2012	42.09	.62	(3.33)	(2.71)
Class R-5E:
Six months ended 9/30/2016[4,5]	44.14	.32	3.10	3.42
Period from 11/20/2015 to 3/31/2016[4,10]	48.16	.20	(2.65)	(2.45)
Class R-5:
Six months ended 9/30/2016[4,5]	44.22	.37	3.11	3.48
Year ended 3/31/2016	49.85	.58	(4.68)	(4.10)
Year ended 3/31/2015	49.32	.59	.74	1.33
Year ended 3/31/2014	42.33	.82	6.76	7.58
Year ended 3/31/2013	39.43	.70	3.02	3.72
Year ended 3/31/2012	42.78	.76	(3.40)	(2.64)
Class R-6:
Six months ended 9/30/2016[4,5]	44.27	.38	3.11	3.49
Year ended 3/31/2016	49.90	.60	(4.67)	(4.07)
Year ended 3/31/2015	49.38	.60	.74	1.34
Year ended 3/31/2014	42.38	.85	6.76	7.61
Year ended 3/31/2013	39.48	.70	3.04	3.74
Year ended 3/31/2012	42.85	.73	(3.36)	(2.63)

	Six months ended September 30,	Year ended March 31
	2016[4,5,6]	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	13%	30%	28%	28%	27%	24%

See Notes to Financial Statements

36	EuroPacific Growth Fund

Dividends and distributions
Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]

$—	$—	$—	$47.07	7.49%[6]	$179		1.29%[7]		.71%[7]
(.92)	(.59)	(1.51)	43.79	(8.89)	8		1.18		1.25

(.78)	—	(.78)	49.67	.82 [6]	—	[9]	1.26	[6]	.28	[6]

—	—	—	46.67	7.53 [6]	4,836		1.15	[7]	1.01	[7]
(.64)	(.59)	(1.23)	43.40	(8.87)	5,029		1.14		.62
(.49)	—	(.49)	48.93	2.16	6,482		1.13		.59
(.32)	—	(.32)	48.40	17.24	7,219		1.14		1.20
(.59)	—	(.59)	41.56	8.87	6,962		1.14		1.18
(.48)	—	(.48)	38.73	(6.52)	6,922		1.14		1.32

—	—	—	46.79	7.69 [6]	10,384		.87	[7]	1.29	[7]
(.79)	(.59)	(1.38)	43.45	(8.58)	11,310		.85		.92
(.65)	—	(.65)	48.99	2.45	13,488		.84		.88
(.46)	—	(.46)	48.48	17.57	14,394		.84		1.50
(.71)	—	(.71)	41.63	9.20	12,961		.85		1.47
(.59)	—	(.59)	38.79	(6.25)	12,490		.85		1.61

—	—	—	47.56	7.75 [6]	—	[9]	.73	[7]	1.42	[7]

(.98)	(.59)	(1.57)	44.14	(5.19)[6]	—	[9]	.25	[6]	.46	[6]

—	—	—	47.70	7.87 [6]	8,832		.55	[7]	1.62	[7]
(.94)	(.59)	(1.53)	44.22	(8.32)	9,285		.54		1.21
(.80)	—	(.80)	49.85	2.77	11,418		.53		1.19
(.59)	—	(.59)	49.32	17.93	12,197		.54		1.79
(.82)	—	(.82)	42.33	9.54	13,746		.55		1.78
(.71)	—	(.71)	39.43	(5.99)	14,016		.55		1.93

—	—	—	47.76	7.89 [6]	46,321		.50	[7]	1.65	[7]
(.97)	(.59)	(1.56)	44.27	(8.26)	41,539		.50		1.27
(.82)	—	(.82)	49.90	2.80	38,346		.49		1.20
(.61)	—	(.61)	49.38	17.97	32,575		.49		1.85
(.84)	—	(.84)	42.38	9.58	22,744		.50		1.76
(.74)	—	(.74)	39.48	(5.94)	17,603		.50		1.88

See page 38 for footnotes.

EuroPacific Growth Fund	37

Financial highlights (continued)

[1]	Based on average shares outstanding.
[2]	For the period ended March 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .40 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[5]	Unaudited.
[6]	Not annualized.
[7]	Annualized.
[8]	Class R-2E shares were offered beginning August 29, 2014.
[9]	Amount less than $1 million.
[10]	Class R-5E shares were offered beginning November 20, 2015.

38	EuroPacific Growth Fund

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2016, through September 30, 2016).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EuroPacific Growth Fund	39

	Beginning account value 4/1/2016	Ending account value 9/30/2016	Expenses paid during period*	Annualized expense ratio
Class A - actual return	$1,000.00	$1,077.03	$4.48	.86%
Class A - assumed 5% return	1,000.00	1,020.76	4.36	.86
Class B - actual return	1,000.00	1,073.02	8.42	1.62
Class B - assumed 5% return	1,000.00	1,016.95	8.19	1.62
Class C - actual return	1,000.00	1,072.81	8.52	1.64
Class C - assumed 5% return	1,000.00	1,016.85	8.29	1.64
Class F-1 - actual return	1,000.00	1,076.68	4.53	.87
Class F-1 - assumed 5% return	1,000.00	1,020.71	4.41	.87
Class F-2 - actual return	1,000.00	1,078.32	3.13	.60
Class F-2 - assumed 5% return	1,000.00	1,022.06	3.04	.60
Class 529-A - actual return	1,000.00	1,076.69	4.74	.91
Class 529-A - assumed 5% return	1,000.00	1,020.51	4.61	.91
Class 529-B - actual return	1,000.00	1,072.16	8.88	1.71
Class 529-B - assumed 5% return	1,000.00	1,016.50	8.64	1.71
Class 529-C - actual return	1,000.00	1,072.26	8.78	1.69
Class 529-C - assumed 5% return	1,000.00	1,016.60	8.54	1.69
Class 529-E - actual return	1,000.00	1,075.26	5.93	1.14
Class 529-E - assumed 5% return	1,000.00	1,019.35	5.77	1.14
Class 529-F-1 - actual return	1,000.00	1,077.62	3.59	.69
Class 529-F-1 - assumed 5% return	1,000.00	1,021.61	3.50	.69
Class R-1 - actual return	1,000.00	1,072.63	8.42	1.62
Class R-1 - assumed 5% return	1,000.00	1,016.95	8.19	1.62
Class R-2 - actual return	1,000.00	1,072.99	8.31	1.60
Class R-2 - assumed 5% return	1,000.00	1,017.05	8.09	1.60
Class R-2E - actual return	1,000.00	1,074.89	6.71	1.29
Class R-2E - assumed 5% return	1,000.00	1,018.60	6.53	1.29
Class R-3 - actual return	1,000.00	1,075.32	5.98	1.15
Class R-3 - assumed 5% return	1,000.00	1,019.30	5.82	1.15
Class R-4 - actual return	1,000.00	1,076.87	4.53	.87
Class R-4 - assumed 5% return	1,000.00	1,020.71	4.41	.87
Class R-5E - actual return	1,000.00	1,077.47	3.80	.73
Class R-5E - assumed 5% return	1,000.00	1,021.41	3.70	.73
Class R-5 - actual return	1,000.00	1,078.69	2.87	.55
Class R-5 - assumed 5% return	1,000.00	1,022.31	2.79	.55
Class R-6 - actual return	1,000.00	1,078.85	2.61	.50
Class R-6 - assumed 5% return	1,000.00	1,022.56	2.54	.50

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

40	EuroPacific Growth Fund

EuroPacific Growth Fund®
Investment portfolio
March 31, 2016
Common stocks 87.23% Financials 16.32%	Shares	Value (000)
HDFC Bank Ltd.[1]	98,038,464	$1,856,563
HDFC Bank Ltd. (ADR)	8,898,800	548,433
Prudential PLC	106,420,984	1,988,541
AIA Group Ltd.	337,574,600	1,912,561
Barclays PLC	699,672,948	1,507,358
Housing Development Finance Corp. Ltd.	67,019,404	1,118,904
Fairfax Financial Holdings Ltd.	873,091	488,931
Fairfax Financial Holdings Ltd. (CAD denominated)	802,378	449,189
Kotak Mahindra Bank Ltd.	90,708,514	932,323
Cheung Kong Property Holdings Ltd.	114,710,368	738,626
Société Générale	18,380,372	679,320
ORIX Corp.	41,501,700	592,039
AXA SA	21,120,241	497,237
ICICI Bank Ltd.	130,051,772	464,748
Sun Hung Kai Properties Ltd.	33,988,694	415,584
Bank of Ireland[2]	1,318,688,553	382,637
BM&FBOVESPA SA - Bolsa de Valores, Mercadorias e Futuros, ordinary nominative	79,669,500	340,778
Credit Suisse Group AG	21,426,907	303,281
Ayala Land, Inc.	338,868,700	259,423
Ayala Land, Inc., preference shares[1,2]	481,283,600	1,045
Indiabulls Housing Finance Ltd.[3]	26,207,577	257,198
Toronto-Dominion Bank (CAD denominated)	5,765,000	248,844
Hana Financial Group Inc.	11,270,630	244,414
Daiwa House Industry Co., Ltd.	8,550,000	240,520
UBS Group AG	13,529,026	217,945
Brookfield Asset Management Inc., Class A	6,247,000	217,333
St. James’s Place PLC	16,268,584	214,614
Henderson Land Development Co. Ltd.	30,832,438	189,390
Itaú Unibanco Holding SA, preferred nominative (ADR)	21,845,000	187,649
Siam Commercial Bank PCL	43,761,040	175,392
Commerzbank AG, non-registered shares[2]	19,383,110	168,530
Metropolitan Bank & Trust Co.	84,220,000	150,808
Axis Bank Ltd.	21,393,890	143,487
Aberdeen Asset Management PLC	35,625,042	141,936
Resona Holdings, Inc.	39,350,000	140,415
Deutsche Bank AG	8,238,889	140,157
UniCredit SpA	37,802,730	136,360
BNP Paribas SA	2,613,981	131,560
Industrial and Commercial Bank of China Ltd., Class H	208,300,000	116,537
Sberbank of Russia (ADR)	15,630,000	108,785
Svenska Handelsbanken AB, Class A	8,270,000	105,231
Eurobank Ergasias SA2	106,208,228	94,145
China Overseas Land & Investment Ltd.	25,650,000	81,176
Tokio Marine Holdings, Inc.	2,180,500	73,623
Standard Chartered PLC	4,860,000	32,985
Standard Chartered PLC (HKD denominated)	4,885,857	32,405
RSA Insurance Group PLC	9,457,706	64,617
EuroPacific Growth Fund — Page 1 of 9

Common stocks Financials (continued)	Shares	Value (000)
Bancolombia SA (ADR)	1,530,000	$52,295
Bankia, SA	54,719,203	51,680
Shinsei Bank, Ltd.	38,280,000	49,999
Investment AB Kinnevik, Class B	1,648,633	46,769
Bank of the Philippine Islands	19,308,950	36,483
Banco Santander, SA	7,988,447	35,215
Banca Monte dei Paschi di Siena SPA[2]	49,384,445	28,266
		19,834,284
Information technology 13.46%
Taiwan Semiconductor Manufacturing Co., Ltd.	354,750,649	1,785,658
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,962,723	156,223
Baidu, Inc., Class A (ADR)[2]	10,132,265	1,934,047
Alibaba Group Holding Ltd. (ADR)[2]	23,348,032	1,845,195
Nintendo Co., Ltd.[3]	11,325,300	1,610,065
Tencent Holdings Ltd.	74,270,800	1,516,561
ASML Holding NV	13,226,411	1,343,694
Murata Manufacturing Co., Ltd.	8,796,326	1,060,608
Naver Corp.[3]	1,670,228	930,339
Infineon Technologies AG	52,368,143	745,169
ARM Holdings PLC	44,151,700	643,007
Tech Mahindra Ltd.[3]	61,831,716	443,459
Samsung Electronics Co., Ltd.	281,760	323,251
Samsung Electronics Co., Ltd., nonvoting preferred	48,800	47,238
AAC Technologies Holdings Inc.	42,913,500	328,046
Tata Consultancy Services Ltd.	7,966,000	303,170
TDK Corp.	4,143,000	230,075
Hexagon AB, Class B	5,037,949	196,100
Yandex NV, Class A2	12,712,200	194,751
MediaTek Inc.	21,598,000	165,756
Gemalto NV	1,786,680	132,088
Halma PLC	8,955,157	117,236
Keyence Corp.	169,500	92,457
LG Display Co., Ltd.	3,543,269	82,416
Samsung SDI Co., Ltd.	868,326	75,170
ASM Pacific Technology Ltd.	8,247,000	64,744
		16,366,523
Consumer discretionary 13.05%
Altice NV, Class A2,3	42,421,231	755,926
Altice NV, Class B2,3	16,341,536	294,452
Toyota Motor Corp.	19,345,800	1,023,113
Sony Corp.	36,864,000	947,599
Naspers Ltd., Class N	6,732,132	939,797
Ctrip.com International, Ltd. (ADR)[2]	18,068,000	799,690
Paddy Power Betfair PLC[3]	4,436,476	618,917
adidas AG	5,189,929	608,279
Liberty Global PLC, Class C2	8,508,070	319,563
Liberty Global PLC, Class A2	7,194,500	276,988
Industria de Diseño Textil, SA	15,554,000	523,268
Hyundai Motor Co.	3,674,447	489,991
Hyundai Mobis Co., Ltd.	2,209,936	481,177
Rakuten, Inc.	48,161,700	464,521
Mahindra & Mahindra Ltd.	25,190,000	460,531
Steinhoff International Holdings NV	65,712,332	431,072
EuroPacific Growth Fund — Page 2 of 9

Common stocks Consumer discretionary (continued)	Shares	Value (000)
Barratt Developments PLC[3]	53,444,467	$430,238
Sands China Ltd.	102,377,200	417,039
Galaxy Entertainment Group Ltd.	109,270,000	409,903
Suzuki Motor Corp.	15,180,000	406,122
Kering SA	2,054,100	367,199
Numericable-SFR, non-registered shares	6,510,346	274,027
Kroton Educacional SA, ordinary nominative[3]	84,909,100	271,093
Renault SA	2,573,519	255,709
H & M Hennes & Mauritz AB, Class B	7,370,003	245,750
Publicis Groupe SA	3,485,000	244,716
B&M European Value Retail SA3	63,424,531	241,762
Schibsted ASA, Class B2	5,107,283	141,404
Schibsted ASA, Class A	2,882,283	84,260
Li & Fung Ltd.	350,533,000	207,409
LVMH Moet Hennessy Vuitton SE	1,169,700	200,316
Maruti Suzuki India Ltd.	3,500,000	196,414
Nokian Renkaat Oyj	5,150,245	181,792
Burberry Group PLC	8,922,000	174,914
Techtronic Industries Co. Ltd.	43,815,000	173,117
ASOS PLC[2]	3,534,605	164,989
Carnival PLC	2,580,000	139,031
Melco Crown Entertainment Ltd. (ADR)	8,414,000	138,915
Cie. Générale des Établissements Michelin	1,291,975	132,210
Mr Price Group Ltd.	10,345,345	124,330
Sports Direct International PLC[2]	19,276,154	104,678
Accor SA	2,116,041	89,668
TOD’S SpA	1,224,376	87,215
Kingfisher PLC	15,689,000	84,883
JD.com, Inc., Class A (ADR)[2]	3,073,800	81,456
Tata Motors Ltd.[2]	13,319,757	77,759
Global Brands Group Holding Ltd.[2,3]	543,368,100	65,843
Astra International Tbk PT	118,550,000	64,818
Whitbread PLC	1,044,225	59,391
Volkswagen AG, nonvoting preferred	268,085	34,120
Liberty Global PLC LiLAC, Class C2	329,003	12,463
Liberty Global PLC LiLAC, Class A2	216,675	7,596
Hermès International	47,805	16,833
HUGO BOSS AG	151,634	9,945
Wynn Macau, Ltd.[2]	5,987,200	9,262
Ferrari NV2	78,157	3,246
		15,866,719
Health care 11.06%
Novo Nordisk A/S, Class B	96,247,991	5,220,628
Novartis AG	32,741,832	2,373,361
Bayer AG	11,408,566	1,341,021
UCB SA3	12,642,824	967,333
Sysmex Corp.[3]	11,336,974	709,159
Grifols, SA, Class A, non-registered shares	12,687,000	282,523
Grifols, SA, Class B, preferred nonvoting, non-registered shares	11,254,100	174,098
Grifols, SA, Class B (ADR)	3,541,478	54,787
Roche Holding AG, non-registered shares, non-voting	1,833,000	451,220
Takeda Pharmaceutical Co. Ltd.	9,041,000	412,587
Sanofi	5,088,500	410,294
Teva Pharmaceutical Industries Ltd. (ADR)	4,229,000	226,294
EuroPacific Growth Fund — Page 3 of 9

Common stocks Health care (continued)	Shares	Value (000)
Fresenius SE & Co. KGaA	2,032,800	$148,526
Astellas Pharma Inc.	10,748,000	142,915
Merck KGaA	1,645,500	137,267
AstraZeneca PLC	2,408,000	134,967
Sonova Holding AG	1,030,000	131,542
Chugai Pharmaceutical Co., Ltd.	4,024,000	124,605
		13,443,127
Industrials 8.36%
Airbus Group SE, non-registered shares	19,781,000	1,313,389
International Consolidated Airlines Group, SA (CDI)[3]	156,533,816	1,244,388
Ryanair Holdings PLC (ADR)	9,372,994	804,390
Rolls-Royce Holdings PLC[2]	54,993,000	538,669
Jardine Matheson Holdings Ltd.	8,328,700	475,402
Nidec Corp.	6,825,000	467,007
Babcock International Group PLC[3]	32,759,478	446,747
Recruit Holdings Co., Ltd.	12,713,100	388,018
Toshiba Corp.[2]	174,569,000	339,692
ASSA ABLOY AB, Class B	14,374,000	283,647
KONE Oyj, Class B	5,716,000	275,520
CK Hutchison Holdings Ltd.	20,691,784	268,605
Geberit AG	612,000	228,685
easyJet PLC	10,363,000	226,086
Finmeccanica SpA[2]	17,228,136	218,583
Wolseley PLC	3,796,904	214,806
SECOM Co., Ltd.	2,875,000	213,712
Randstad Holding NV	3,844,000	213,062
SMC Corp.	907,000	210,662
Groupe Eurotunnel SE	16,741,248	187,641
Bureau Veritas SA	8,354,000	186,080
Edenred SA	8,850,000	171,902
VINCI SA	2,272,800	169,320
Safran SA	2,327,741	162,844
Deutsche Post AG	5,023,000	139,577
Adecco SA	2,120,000	138,129
Meggitt PLC	22,979,800	134,197
Komatsu Ltd.	6,258,000	106,538
Abertis Infraestructuras, SA, Class A	5,850,090	96,191
Air France-KLM[2]	9,233,795	87,861
SGS SA	38,834	82,066
Alliance Global Group, Inc.	150,350,000	53,877
China State Construction International Holdings Ltd.	17,063,000	25,427
Andritz AG	455,196	24,995
ALFA, SAB de CV, Class A, ordinary participation certificates	10,850,000	21,785
		10,159,500
Consumer staples 7.82%
Associated British Foods PLC[3]	40,015,838	1,924,762
British American Tobacco PLC	28,990,999	1,703,007
Nestlé SA	12,703,799	949,267
Pernod Ricard SA	7,516,213	838,164
Kao Corp.	13,562,800	723,422
Seven & i Holdings Co., Ltd.	14,788,700	629,681
Alimentation Couche-Tard Inc., Class B	14,144,700	629,500
AMOREPACIFIC Corp.	1,378,000	465,720
EuroPacific Growth Fund — Page 4 of 9

Common stocks Consumer staples (continued)	Shares	Value (000)
Japan Tobacco Inc.	11,161,000	$465,104
SABMiller PLC	3,063,000	187,231
Hypermarcas SA, ordinary nominative[2]	16,515,000	129,157
Thai Beverage PCL	230,295,000	122,166
Treasury Wine Estates Ltd.	15,969,734	118,009
Tesco PLC[2]	32,813,747	90,393
Reckitt Benckiser Group PLC	787,000	76,071
Coca-Cola HBC AG (CDI)	3,562,746	75,732
Shiseido Co., Ltd.	3,342,976	74,615
Ajinomoto Co., Inc.	2,846,000	64,218
President Chain Store Corp.	8,488,000	61,846
Magnit PJSC (GDR)	1,470,000	58,726
Wal-Mart de México, SAB de CV, Series V	23,950,336	56,836
Indofood Sukses Makmur Tbk PT	87,140,000	47,480
Glanbia PLC	1,041,366	21,258
		9,512,365
Materials 3.81%
Chr. Hansen Holding A/S3	8,743,000	586,917
HeidelbergCement AG	6,278,510	537,609
ArcelorMittal	116,251,197	525,822
Glencore PLC	209,631,838	473,605
Syngenta AG	891,101	370,694
Koninklijke DSM NV	5,732,619	315,296
Amcor Ltd.	25,429,000	279,719
Rio Tinto PLC	9,308,000	261,423
Klabin SA, units	46,825,000	252,249
Fortescue Metals Group Ltd.	124,055,000	242,491
Grasim Industries Ltd. (GDR)[1]	1,915,953	115,606
Grasim Industries Ltd.[1]	1,727,954	104,263
First Quantum Minerals Ltd.[3]	38,070,001	200,499
Akzo Nobel NV	1,091,000	74,363
BASF SE	824,000	62,165
CRH PLC	2,061,000	58,232
Givaudan SA	29,332	57,532
LG Chem, Ltd.	130,212	37,290
Arkema SA	461,213	34,627
Wacker Chemie AG	340,500	29,966
Linde AG	37,338	5,440
		4,625,808
Energy 3.58%
Reliance Industries Ltd.	48,470,015	765,010
Enbridge Inc. (CAD denominated)	15,132,902	589,120
Schlumberger Ltd.	7,748,000	571,415
Petróleo Brasileiro SA (Petrobras), ordinary nominative (ADR)[2]	70,591,703	412,255
Petróleo Brasileiro SA (Petrobras), preferred nominative[2]	1,107,800	2,573
Royal Dutch Shell PLC, Class A (GBP denominated)	13,162,634	318,357
Royal Dutch Shell PLC, Class A (ADR)	1,000,000	48,450
Royal Dutch Shell PLC, Class A (EUR denominated)	725,648	17,621
TOTAL SA	8,299,264	378,316
Tourmaline Oil Corp.[2,3]	14,417,000	305,268
Oil Search Ltd.	48,335,452	250,468
Canadian Natural Resources, Ltd.	9,230,500	249,677
Tullow Oil PLC[2,3]	59,145,000	167,261
EuroPacific Growth Fund — Page 5 of 9

Common stocks Energy (continued)	Shares	Value (000)
Weatherford International PLC[2]	14,289,700	$111,174
Suncor Energy Inc.	2,437,000	67,870
BP PLC	11,950,790	60,101
Eni SpA	2,843,000	43,026
		4,357,962
Telecommunication services 2.95%
SoftBank Group Corp.	27,677,906	1,319,647
China Mobile Ltd.	70,960,500	790,803
KDDI Corp.	12,496,500	333,773
BT Group PLC	32,675,000	206,724
TeliaSonera AB	25,400,000	131,939
Idea Cellular Ltd.	78,737,011	131,025
China Unicom (Hong Kong) Ltd.	90,772,000	119,823
Intouch Holdings PCL	43,035,429	77,985
Intouch Holdings PCL, nonvoting depository receipts	16,634,571	30,144
MTN Group Ltd.	10,384,984	95,101
Bharti Airtel Ltd.	16,800,000	88,994
Vodafone Group PLC	26,000,000	82,602
TalkTalk Telecom Group PLC	20,421,000	69,541
TDC A/S	12,810,000	62,695
Reliance Communications Ltd.[2]	56,198,451	42,432
		3,583,228
Utilities 2.46%
Enel SPA	129,350,000	573,736
Cheung Kong Infrastructure Holdings Ltd.	56,889,000	556,251
Power Assets Holdings Ltd.	48,296,500	494,025
Power Grid Corp. of India Ltd.	201,486,542	423,221
ENN Energy Holdings Ltd.	53,035,000	290,903
China Gas Holdings Ltd.	160,586,000	236,821
SSE PLC	9,499,061	203,554
National Grid PLC	7,835,000	111,090
China Resources Gas Group Ltd.	26,500,000	75,667
EDP - Energias de Portugal, SA	7,608,637	27,065
PT Perusahaan Gas Negara (Persero) Tbk	2,531,700	499
		2,992,832
Miscellaneous 4.36%
Other common stocks in initial period of acquisition		5,300,759
Total common stocks (cost: $83,250,198,000)		106,043,107
Bonds, notes & other debt instruments 0.57% U.S. Treasury bonds & notes 0.37% U.S. Treasury 0.37%	Principal amount (000)
U.S. Treasury 0.50% 2016	$122,000	122,062
U.S. Treasury 1.50% 2016[4]	155,000	155,473
U.S. Treasury 1.75% 2016	172,000	172,423
Total U.S. Treasury bonds & notes		449,958
EuroPacific Growth Fund — Page 6 of 9

Bonds, notes & other debt instruments Corporate bonds & notes 0.20% Materials 0.20%	Principal amount (000)	Value (000)
FMG Resources 9.75% 2022[5]	$246,420	$247,036
Total corporate bonds, notes & loans		247,036
Total bonds, notes & other debt instruments (cost: $691,029,000)		696,994
Short-term securities 12.06%
Abbott Laboratories 0.45% due 4/4/2016[5]	50,000	49,999
American Honda Finance Corp. 0.37%–0.50% due 4/7/2016–4/18/2016	89,000	88,989
Apple Inc. 0.44% due 4/19/2016[5]	100,000	99,982
Australia & New Zealand Banking Group, Ltd. 0.54%–0.56% due 4/19/2016–5/3/2016[5]	100,000	99,968
Bank of Montreal 0.56%–0.85% due 6/16/2016–9/7/2016	75,400	75,427
Bank of Nova Scotia 0.85% due 8/25/2016–9/1/2016[5]	125,000	124,632
Bank of Tokyo-Mitsubishi UFJ, Ltd. 0.41%–0.68% due 4/8/2016–5/19/2016	250,000	249,923
BASF AG 0.61%–0.65% due 5/20/2016–6/27/2016[5]	70,000	69,942
BNP Paribas Finance Inc. 0.40% due 4/18/2016	50,000	49,991
British Columbia (Province of) 0.55%–0.57% due 7/12/2016–7/15/2016	151,000	150,804
Canada Bill 0.40% due 5/25/2016	48,300	48,273
Canada Bill(s) 0.48% due 6/1/2016	25,000	24,984
Chariot Funding, LLC 0.85%–0.95% due 7/5/2016–11/10/2016[5]	98,500	98,126
Chevron Corp. 0.40%–0.48% due 4/8/2016–5/12/2016[5]	140,000	139,966
Ciesco LLC 0.57%–0.81% due 5/23/2016–8/1/2016	70,000	69,876
Citibank, N.A. 0.58%–0.63% due 5/11/2016–6/13/2016	100,000	100,020
Commonwealth Bank of Australia 0.81% due 8/25/2016[5]	75,000	74,798
Electricité de France 0.60% due 4/25/2016[5]	50,000	49,993
Emerson Electric Co. 0.50% due 4/4/2016[5]	50,000	49,999
European Investment Bank 0.53% due 5/12/2016	51,300	51,277
Export Development Canada 0.49%–0.63% due 5/26/2016–8/17/2016	269,500	269,127
ExxonMobil Corp. 0.44% due 4/7/2016	33,350	33,348
Fannie Mae 0.22%–0.60% due 4/6/2016–1/3/2017	675,000	674,168
Federal Farm Credit Banks 0.26%–0.64% due 4/11/2016–12/5/2016	217,700	217,496
Federal Home Loan Bank 0.19%–0.62% due 4/1/2016–1/26/2017	5,399,777	5,396,770
Freddie Mac 0.36%–0.60% due 4/13/2016–1/5/2017	1,254,900	1,253,706
GlaxoSmithKline Finance PLC 0.43%–0.51% due 5/17/2016–6/16/2016[5]	80,000	79,944
Hydro-Québec 0.46% due 5/10/2016[5]	50,000	49,979
International Bank for Reconstruction and Development 0.41% due 4/13/2016	75,000	74,995
John Deere Canada ULC 0.39% due 4/18/2016[5]	42,000	41,993
John Deere Financial Inc. 0.40% due 4/22/2016[5]	24,300	24,295
KfW 0.52%–0.57% due 5/16/2016–7/1/2016[5]	188,600	188,450
Microsoft Corp. 0.43% due 6/1/2016[5]	50,000	49,965
Mizuho Bank, Ltd. 0.40%–0.75% due 4/18/2016–7/19/2016[5]	371,200	370,832
Nestlé Capital Corp. 0.57% due 7/6/2016[5]	50,000	49,922
Nestlé Finance International Ltd. 0.53%–0.60% due 6/9/2016–7/18/2016	100,000	99,863
Nordea Bank AB 0.61%–0.79% due 6/2/2016–8/23/2016[5]	200,000	199,710
Old Line Funding, LLC 0.56%–0.73% due 4/12/2016–7/19/2016[5]	150,400	150,296
PepsiCo Inc. 0.34%–0.39% due 4/4/2016–4/15/2016[5]	78,000	77,994
Pfizer Inc 0.48%–0.51% due 5/2/2016–5/24/2016[5]	135,000	134,940
Private Export Funding Corp. 0.53% due 4/27/2016–5/4/2016[5]	124,000	123,957
Province of Ontario 0.50%–0.51% due 5/26/2016–6/7/2016	100,000	99,931
Qualcomm Inc. 0.45%–0.49% due 4/12/2016–5/4/2016[5]	150,000	149,972
Québec (Province of) 0.39% due 4/6/2016[5]	50,000	49,997
Rabobank Nederland NV 0.64%–0.67% due 5/3/2016–7/18/2016	182,600	182,385
Reckitt Benckiser Treasury Services PLC 0.80% due 9/7/2016[5]	42,400	42,276
Roche Holdings, Inc. 0.41%–0.48% due 5/3/2016–5/10/2016[5]	70,000	69,975
EuroPacific Growth Fund — Page 7 of 9

Short-term securities	Principal amount (000)	Value (000)
Scotiabank Inc. 0.40%–0.57% due 4/21/2016–5/16/2016[5]	$147,000	$146,952
Siemens Capital Co. LLC 0.48% due 6/20/2016[5]	21,600	21,577
Société Générale 0.49% due 4/18/2016[5]	50,000	49,994
Sumitomo Mitsui Banking Corp. 0.46%–0.68% due 4/4/2016–5/25/2016[5]	226,500	226,407
Svenska Handelsbanken Inc. 0.55%–0.72% due 5/9/2016–8/9/2016[5]	175,000	174,755
Thunder Bay Funding, LLC 0.71% due 7/19/2016[5]	40,000	39,920
Toronto-Dominion Holdings USA Inc. 0.40%–0.93% due 4/1/2016–9/22/2016[5]	255,200	255,005
Total Capital Canada Ltd. 0.55%–0.58% due 4/25/2016–5/2/2016[5]	100,000	99,972
Toyota Motor Credit Corp. 0.53%–0.80% due 5/5/2016–7/5/2016	189,300	189,156
U.S. Treasury Bills 0.32%–0.55% due 5/19/2016–9/1/2016	924,200	923,395
Victory Receivables Corp. 0.50% due 5/2/2016[5]	40,000	39,984
Wal-Mart Stores, Inc. 0.45% due 4/25/2016[5]	85,000	84,981
Walt Disney Co. 0.48% due 5/27/2016[5]	50,000	49,966
Wells Fargo Bank, N.A. 0.82%–0.84% due 7/7/2016–8/16/2016	150,000	150,044
Westpac Banking Corp. 0.78%–0.90% due 8/5/2016–10/17/2016[5]	280,000	279,110
Total short-term securities (cost: $14,651,003,000)		14,654,473
Total investment securities 99.86% (cost: $98,592,230,000)		121,394,574
Other assets less liabilities 0.14%		169,755
Net assets 100.00%		$121,564,329
As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.
Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $3,201,896,000.
	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 3/31/2016 (000)
			Receive (000)	Deliver (000)
Sales:
Australian dollars	5/27/2016	UBS AG	$14,913	A$19,650	$(109)
British pounds	4/5/2016	Barclays Bank PLC	$198,640	£142,700	(6,316)
British pounds	4/7/2016	JPMorgan Chase	$215,280	£153,467	(5,142)
British pounds	4/11/2016	UBS AG	$222,348	£160,279	(7,860)
British pounds	4/13/2016	JPMorgan Chase	$85,795	£59,000	1,053
British pounds	4/13/2016	Citibank	$577,321	£407,659	(8,203)
British pounds	4/18/2016	Bank of America, N.A.	$242,973	£171,695	(3,637)
British pounds	4/18/2016	UBS AG	$308,511	£217,850	(4,394)
Euros	4/8/2016	HSBC Bank	$89,479	€82,974	(4,960)
Euros	4/13/2016	Bank of America, N.A.	$103,012	€94,400	(4,448)
Euros	4/15/2016	HSBC Bank	$44,606	€41,021	(2,093)
Euros	4/25/2016	Bank of America, N.A.	$85,508	€77,108	(2,299)
Euros	6/8/2016	JPMorgan Chase	$121,960	€110,600	(4,166)
Japanese yen	4/13/2016	JPMorgan Chase	$43,221	¥4,900,000	(336)
Japanese yen	4/14/2016	Barclays Bank PLC	$515,818	¥58,183,000	(1,397)
Japanese yen	4/18/2016	Bank of America, N.A.	$22,809	¥2,594,900	(261)
Japanese yen	4/18/2016	Bank of America, N.A.	$105,668	¥12,025,000	(1,240)
EuroPacific Growth Fund — Page 8 of 9

	Settlement date	Counterparty	Contract amount		Unrealized (depreciation) appreciation at 3/31/2016 (000)
			Receive (000)	Deliver (000)
Japanese yen	4/28/2016	JPMorgan Chase	$5,858	¥664,700	$(53)
Thai baht	5/9/2016	JPMorgan Chase	$28,297	THB1,008,430	(341)
					$(56,202)

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $2,077,477,000, which represented 1.71% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $50,423,000, which represented .04% of the net assets of the fund.
[5]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,427,561,000, which represented 3.64% of the net assets of the fund.

Key to abbreviations and symbols
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
A$ = Australian dollars
CAD = Canadian dollars
EUR/€ = Euros
GBP/£ = British pounds
HKD = Hong Kong dollars
¥ = Japanese yen
THB = Thai baht
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the American Funds website at americanfunds.com.
MFGEFPX-016-0516O-S49208	EuroPacific Growth Fund — Page 9 of 9

Summary investment portfolio March 31, 2016

Industry sector diversification	Percent of net assets

Country diversification by domicile	Percent of net assets
Euro zone*	18.40%
United Kingdom	12.26
Japan	12.15
India	7.13
China	6.79
Hong Kong	5.62
Denmark	4.83
Switzerland	4.59
Canada	3.14
Other countries	12.89
Short-term securities & other assets less liabilities	12.20

*	Countries using the euro as a common currency; those represented in the fund’s portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, and Spain.

Common stocks 87.23%	Shares	Value (000)
Financials 16.32%
HDFC Bank Ltd.[1]	98,038,464	$1,856,563
HDFC Bank Ltd. (ADR)	8,898,800	548,433
Prudential PLC	106,420,984	1,988,541
AIA Group Ltd.	337,574,600	1,912,561
Barclays PLC	699,672,948	1,507,358
Housing Development Finance Corp. Ltd.	67,019,404	1,118,904
Fairfax Financial Holdings Ltd.	873,091	488,931
Fairfax Financial Holdings Ltd. (CAD denominated)	802,378	449,189
Kotak Mahindra Bank Ltd.	90,708,514	932,323
Cheung Kong Property Holdings Ltd.	114,710,368	738,626
Société Générale	18,380,372	679,320
ORIX Corp.	41,501,700	592,039
AXA SA	21,120,241	497,237
Other securities		6,524,259
		19,834,284

Information technology 13.46%
Taiwan Semiconductor Manufacturing Co., Ltd.	354,750,649	1,785,658
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	5,962,723	156,223
Baidu, Inc., Class A (ADR)[2]	10,132,265	1,934,047
Alibaba Group Holding Ltd. (ADR)[2]	23,348,032	1,845,195
Nintendo Co., Ltd.[3]	11,325,300	1,610,065
Tencent Holdings Ltd.	74,270,800	1,516,561
ASML Holding NV	13,226,411	1,343,694
Murata Manufacturing Co., Ltd.	8,796,326	1,060,608
Naver Corp.[3]	1,670,228	930,339
Infineon Technologies AG	52,368,143	745,169
ARM Holdings PLC	44,151,700	643,007
Other securities		2,795,957
		16,366,523

Consumer discretionary 13.05%
Altice NV, Class A2,3	42,421,231	755,926
Toyota Motor Corp.	19,345,800	1,023,113
Sony Corp.	36,864,000	947,599
Naspers Ltd., Class N	6,732,132	939,797
Ctrip.com International, Ltd. (ADR)[2]	18,068,000	799,690
Paddy Power Betfair PLC[3]	4,436,476	618,917
adidas AG	5,189,929	608,279
Industria de Diseño Textil, SA	15,554,000	523,268
Other securities		9,650,130
		15,866,719

EuroPacific Growth Fund	13

Common stocks (continued)	Shares	Value (000)
Health care 11.06%
Novo Nordisk A/S, Class B	96,247,991	$5,220,628
Novartis AG	32,741,832	2,373,361
Bayer AG	11,408,566	1,341,021
UCB SA3	12,642,824	967,333
Sysmex Corp.[3]	11,336,974	709,159
Other securities		2,831,625
		13,443,127

Industrials 8.36%
Airbus Group SE, non-registered shares	19,781,000	1,313,389
International Consolidated Airlines Group, SA (CDI)[3]	156,533,816	1,244,388
Ryanair Holdings PLC (ADR)	9,372,994	804,390
Rolls-Royce Holdings PLC[2]	54,993,000	538,669
Other securities		6,258,664
		10,159,500

Consumer staples 7.82%
Associated British Foods PLC[3]	40,015,838	1,924,762
British American Tobacco PLC	28,990,999	1,703,007
Nestlé SA	12,703,799	949,267
Pernod Ricard SA	7,516,213	838,164
Kao Corp.	13,562,800	723,422
Seven & i Holdings Co., Ltd.	14,788,700	629,681
Alimentation Couche-Tard Inc., Class B	14,144,700	629,500
Other securities		2,114,562
		9,512,365

Materials 3.81%
Chr. Hansen Holding A/S3	8,743,000	586,917
HeidelbergCement AG	6,278,510	537,609
ArcelorMittal	116,251,197	525,822
Other securities		2,975,460
		4,625,808

Energy 3.58%
Reliance Industries Ltd.	48,470,015	765,010
Enbridge Inc. (CAD denominated)	15,132,902	589,120
Schlumberger Ltd.	7,748,000	571,415
Other securities		2,432,417
		4,357,962

Telecommunication services 2.95%
SoftBank Group Corp.	27,677,906	1,319,647
China Mobile Ltd.	70,960,500	790,803
Other securities		1,472,778
		3,583,228

Utilities 2.46%
Enel SPA	129,350,000	573,736
Cheung Kong Infrastructure Holdings Ltd.	56,889,000	556,251
Other securities		1,862,845
		2,992,832

Miscellaneous 4.36%
Other common stocks in initial period of acquisition		5,300,759

Total common stocks (cost: $83,250,198,000)		106,043,107

Bonds, notes & other debt instruments 0.57%	Principal amount (000)
Other 0.57%
U.S. Treasury 0.50%–1.75% 2016[4]	$449,000	449,958
Other securities		247,036
		696,994

Total bonds, notes & other debt instruments (cost: $691,029,000)		696,994

14	EuroPacific Growth Fund

Short-term securities 12.06%	Principal amount (000)	Value (000)
Fannie Mae 0.22%–0.60% due 4/6/2016–1/3/2017	$675,000	$674,168
Federal Home Loan Bank 0.19%–0.62% due 4/1/2016–1/26/2017	5,399,777	5,396,770
Freddie Mac 0.36%–0.60% due 4/13/2016–1/5/2017	1,254,900	1,253,706
U.S. Treasury Bills 0.32%–0.55% due 5/19/2016–9/1/2016	924,200	923,395
Other securities		6,406,434

Total short-term securities (cost: $14,651,003,000)		14,654,473
Total investment securities 99.86% (cost: $98,592,230,000)		121,394,574
Other assets less liabilities 0.14%		169,755

Net assets 100.00%		$121,564,329

This summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

“Other securities” includes all issues that are not disclosed separately in the summary investment portfolio. Some of these securities (with an aggregate value of $4,427,561,000, which represented 3.64% of the net assets of the fund) were acquired in transactions exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933 and may be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers.

Forward currency contracts

The fund has entered into forward currency contracts as shown in the following table. The average month-end notional amount of open forward currency contracts while held was $3,201,896,000.

			Contract amount		Unrealized (depreciation) appreciation
	Settlement date	Counterparty	Receive (000)	Deliver (000)	at 3/31/2016 (000)
Sales:
Australian dollars	5/27/2016	UBS AG	$14,913	A$19,650	$ (109)
British pounds	4/5/2016	Barclays Bank PLC	$198,640	£142,700	(6,316)
British pounds	4/7/2016	JPMorgan Chase	$215,280	£153,467	(5,142)
British pounds	4/11/2016	UBS AG	$222,348	£160,279	(7,860)
British pounds	4/13/2016	JPMorgan Chase	$85,795	£59,000	1,053
British pounds	4/13/2016	Citibank	$577,321	£407,659	(8,203)
British pounds	4/18/2016	Bank of America, N.A.	$242,973	£171,695	(3,637)
British pounds	4/18/2016	UBS AG	$308,511	£217,850	(4,394)
Euros	4/8/2016	HSBC Bank	$89,479	€82,974	(4,960)
Euros	4/13/2016	Bank of America, N.A.	$103,012	€94,400	(4,448)
Euros	4/15/2016	HSBC Bank	$44,606	€41,021	(2,093)
Euros	4/25/2016	Bank of America, N.A.	$85,508	€77,108	(2,299)
Euros	6/8/2016	JPMorgan Chase	$121,960	€110,600	(4,166)
Japanese yen	4/13/2016	JPMorgan Chase	$43,221	¥4,900,000	(336)
Japanese yen	4/14/2016	Barclays Bank PLC	$515,818	¥58,183,000	(1,397)
Japanese yen	4/18/2016	Bank of America, N.A.	$22,809	¥2,594,900	(261)
Japanese yen	4/18/2016	Bank of America, N.A.	$105,668	¥12,025,000	(1,240)
Japanese yen	4/28/2016	JPMorgan Chase	$5,858	¥664,700	(53)
Thai baht	5/9/2016	JPMorgan Chase	$28,297	THB1,008,430	(341)
					$(56,202)

EuroPacific Growth Fund	15

Investments in affiliates

A company is an affiliate of the fund under the Investment Company Act of 1940 if the fund’s holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund’s affiliated-company holdings is either shown in the summary investment portfolio or included in the value of “Other securities” under the respective industry sectors. Further details on such holdings and related transactions during the year ended March 31, 2016, appear below.

	Beginning shares	Additions	Reductions	Ending shares	Dividend income (000)	Value of affiliates at 3/31/2016 (000)
Associated British Foods PLC	39,095,838	1,075,000	155,000	40,015,838	$21,092	$1,924,762
Nintendo Co., Ltd.	11,332,600	48,700	56,000	11,325,300	19,572	1,610,065
International Consolidated Airlines Group, SA (CDI)	163,039,440	—	6,505,624	156,533,816	17,021	1,244,388
Altice NV, Class A2	—	56,596,690	14,175,459	42,421,231	—	755,926
Altice NV, Class B2	—	17,996,030	1,654,494	16,341,536	—	294,452
UCB SA	12,642,824	—	—	12,642,824	15,024	967,333
Naver Corp.	1,364,606	541,912	236,290	1,670,228	1,793	930,339
Sysmex Corp.	9,022,200	2,814,774	500,000	11,336,974	4,252	709,159
Paddy Power Betfair PLC[5]	3,204,000	2,245,580	1,013,104	4,436,476	33,745	618,917
Chr. Hansen Holding A/S	8,743,000	—	—	8,743,000	14,357	586,917
Babcock International Group PLC	22,104,478	10,655,000	—	32,759,478	11,450	446,747
Tech Mahindra Ltd.	38,972,568	22,859,148	—	61,831,716	5,163	443,459
Barratt Developments PLC	58,322,000	1,040,000	5,917,533	53,444,467	20,767	430,238
Tourmaline Oil Corp.[2]	9,908,200	4,508,800	—	14,417,000	—	305,268
Kroton Educacional SA, ordinary nominative	63,262,000	21,647,100	—	84,909,100	5,044	271,093
Indiabulls Housing Finance Ltd.	—	26,207,577	—	26,207,577	10,621	257,198
B&M European Value Retail SA6	39,952,644	23,471,887	—	63,424,531	3,320	241,762
First Quantum Minerals Ltd.	12,941,001	25,129,000	—	38,070,001	1,241	200,499
Tullow Oil PLC[2,6]	19,052,000	40,093,000	—	59,145,000	—	167,261
Global Brands Group Holding Ltd.[2]	543,368,100	—	—	543,368,100	—	65,843
Air France-KLM[2,7]	20,573,795	—	11,340,000	9,233,795	—	—
Altice SA2,7	14,212,741	—	14,212,741	—	—	—
ASOS PLC[2,7]	4,097,900	1,173,705	1,737,000	3,534,605	—	—
China Resources Gas Group Ltd.[7]	118,420,000	3,000,000	94,920,000	26,500,000	4,440	—
Ctrip.com International, Ltd. (ADR)[2,7]	9,034,000	9,034,000	—	18,068,000	—	—
ENN Energy Holdings Ltd.[7]	55,318,000	—	2,283,000	53,035,000	5,676	—
Fairfax Financial Holdings Ltd. (CAD denominated)[7]	781,878	20,500	—	802,378	7,819	—
Fairfax Financial Holdings Ltd.[7]	868,291	4,800	—	873,091	8,683	—
Gemalto NV7	4,804,745	309,000	3,327,065	1,786,680	2,222	—
Infineon Technologies AG7	56,918,948	1,045,301	5,596,106	52,368,143	11,389	—
Murata Manufacturing Co., Ltd.[7]	12,427,300	—	3,630,974	8,796,326	17,731	—
Power Grid Corp. of India Ltd.[7]	296,023,422	—	94,536,880	201,486,542	7,191	—
Yandex NV, Class A2,7	12,349,600	5,915,000	5,552,400	12,712,200	—	—
					$249,613	$12,471,626

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

[1]	Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in “Other securities,” was $2,077,477,000, which represented 1.71% of the net assets of the fund.
[2]	Security did not produce income during the last 12 months.
[3]	Represents an affiliated company as defined under the Investment Company Act of 1940.
[4]	A portion of this security was pledged as collateral. The total value of pledged collateral was $50,423,000, which represented .04% of the net assets of the fund.
[5]	This security changed its name during the reporting period.
[6]	This security was an unaffiliated issuer in its initial period of acquisition at 3/31/2015; it was not publicly disclosed.
[7]	Unaffiliated issuer at 3/31/2016.

Key to abbreviations and symbols

ADR = American Depositary Receipts
CDI = CREST Depository Interest

A$ = Australian dollars

CAD = Canadian dollars

€ = Euros

£ = British pounds

¥ = Japanese yen

THB = Thai baht

See Notes to Financial Statements

16	EuroPacific Growth Fund

Financial statements

Statement of assets and liabilities
at March 31, 2016	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $87,925,775)	$108,922,948
Affiliated issuers (cost: $10,666,455)	12,471,626	$121,394,574
Cash denominated in currencies other than U.S. dollars (cost: $7,819)		7,917
Cash		153,081
Unrealized appreciation on open forward currency contracts		1,053
Receivables for:
Sales of investments	99,126
Sales of fund’s shares	392,524
Dividends and interest	443,939
Other	3,888	939,477
		122,496,102
Liabilities:
Unrealized depreciation on open forward currency contracts		57,255
Payables for:
Purchases of investments	245,024
Repurchases of fund’s shares	334,550
Closed forward currency contracts	1,020
Investment advisory services	42,431
Services provided by related parties	18,897
Trustees’ deferred compensation	3,475
Other	229,121	874,518
Net assets at March 31, 2016		$121,564,329

Net assets consist of:
Capital paid in on shares of beneficial interest		$100,568,709
Distributions in excess of net investment income		(830,295)
Accumulated net realized loss		(858,004)
Net unrealized appreciation		22,683,919
Net assets at March 31, 2016		$121,564,329

See Notes to Financial Statements

EuroPacific Growth Fund	17

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,756,417 total shares outstanding)

		Shares		Net asset value
	Net assets	outstanding		per share
Class A	$26,555,630	599,670		$44.28
Class B	55,040	1,237		44.52
Class C	1,474,298	34,086		43.25
Class F-1	4,281,484	97,136		44.08
Class F-2	19,386,525	438,687		44.19
Class 529-A	1,102,757	25,165		43.82
Class 529-B	7,703	176		43.78
Class 529-C	334,597	7,800		42.90
Class 529-E	56,595	1,303		43.45
Class 529-F-1	89,864	2,052		43.81
Class R-1	248,389	5,819		42.69
Class R-2	799,651	18,592		43.01
Class R-2E	8,556	195		43.79
Class R-3	5,028,748	115,860		43.40
Class R-4	11,310,019	260,330		43.45
Class R-5E	9	—	*	44.14
Class R-5	9,285,147	209,966		44.22
Class R-6	41,539,317	938,343		44.27

*Amount less than one thousand.

See Notes to Financial Statements

18	EuroPacific Growth Fund

Statement of operations
for the year ended March 31, 2016	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $130,436; also includes $249,613 from affiliates)	$2,153,955
Interest	59,370	$2,213,325
Fees and expenses*:
Investment advisory services	525,863
Distribution services	178,095
Transfer agent services	97,902
Administrative services	51,127
Reports to shareholders	4,042
Registration statement and prospectus	2,341
Trustees’ compensation	45
Auditing and legal	5,249
Custodian	23,395
Other	1,820	889,879
Net investment income		1,323,446

Net realized gain and unrealized depreciation:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $12,264; also includes $896 net loss from affiliates)	1,927,879
Forward currency contracts	94,509
Currency transactions	(33,180)	1,989,208
Net unrealized (depreciation) appreciation on:
Investments (net of non-U.S. taxes of $66,186)	(14,370,425)
Forward currency contracts	(62,953)
Currency translations	17,742	(14,415,636)
Net realized gain and unrealized depreciation		(12,426,428)

Net decrease in net assets resulting from operations		$(11,102,982)

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets
(dollars in thousands)

	Year ended March 31
	2016	2015
Operations:
Net investment income	$1,323,446	$1,227,479
Net realized gain	1,989,208	6,475,627
Net unrealized depreciation	(14,415,636)	(4,496,764)
Net (decrease) increase in net assets resulting from operations	(11,102,982)	3,206,342

Dividends and distributions paid to shareholders:
Dividends from net investment income	(2,285,811)	(1,802,210)
Distributions from net realized gain on investments	(1,564,325)	—
Total dividends and distributions paid to shareholders	(3,850,136)	(1,802,210)

Net capital share transactions	8,007,359	2,917,122

Total (decrease) increase in net assets	(6,945,759)	4,321,254

Net assets:
Beginning of year	128,510,088	124,188,834
End of year (including distributions in excess of and undistributed net investment income: $(830,295) and $164,877, respectively)	$121,564,329	$128,510,088

See Notes to Financial Statements

EuroPacific Growth Fund	19

Notes to financial statements

1. Organization

EuroPacific Growth Fund (the “fund”) is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide long-term growth of capital. Shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization may be completed in the next 12 months; however, the fund reserves the right to delay the implementation.

The fund has 18 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None

* Class B and 529-B shares of the fund are not available for purchase.

On November 20, 2015, the fund made an additional retirement plan share class (Class R-5E) available for sale pursuant to an amendment to its registration statement filed with the U.S. Securities and Exchange Commission. Refer to the fund’s prospectus for more details.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash includes amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its

20	EuroPacific Growth Fund

payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Dividends and distributions to shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of

EuroPacific Growth Fund	21

trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of March 31, 2016 (dollars in thousands):

	Investment securities
	Level 1*	Level 2	Level 3	Total
Assets:
Common stocks:
Financials	$17,976,676	$1,856,563	$1,045	$19,834,284
Information technology	16,366,523	—	—	16,366,523
Consumer discretionary	15,866,719	—	—	15,866,719
Health care	13,443,127	—	—	13,443,127
Industrials	10,159,500	—	—	10,159,500
Consumer staples	9,512,365	—	—	9,512,365
Materials	4,405,939	219,869	—	4,625,808
Energy	4,357,962	—	—	4,357,962
Telecommunication services	3,583,228	—	—	3,583,228
Utilities	2,992,832	—	—	2,992,832
Miscellaneous	5,300,759	—	—	5,300,759
Bonds, notes & other debt instruments	—	696,994	—	696,994
Short-term securities	—	14,654,473	—	14,654,473
Total	$103,965,630	$17,427,899	$1,045	$121,394,574

22	EuroPacific Growth Fund

	Other investments†
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on open forward currency contracts	$—	$1,053	$—	$1,053
Liabilities:
Unrealized depreciation on open forward currency contracts	—	(57,255)	—	(57,255)
Total	$—	$(56,202)	$—	$(56,202)

*	Securities with a value of $78,354,120,000, which represented 64.45% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.
†	Forward currency contracts are not included in the investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline —sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental or governmental agency responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers operate or generate revenue. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as the imposition of price controls or punitive taxes, that could adversely impact revenues. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different accounting practices and different regulatory, legal and reporting standards and practices, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, there may be increased settlement risks for transactions in local securities.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

EuroPacific Growth Fund	23

5. Certain investment techniques

Forward currency contracts — The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency.

Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

The following tables present the financial statement impacts resulting from the fund’s use of forward currency contracts as of, or for the year ended, March 31, 2016 (dollars in thousands):

		Assets		Liabilities
Contract	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Forward currency	Currency	Unrealized appreciation on open forward currency contracts	$1,053	Unrealized depreciation on open forward currency contracts	$57,255
Forward currency	Currency	Receivables for closed forward currency contracts	—	Payables for closed forward currency contracts	1,020
			$1,053		$58,275

		Net realized gain		Net unrealized depreciation
Contract	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Forward currency	Currency	Net realized gain on forward currency contracts	$94,509	Net unrealized depreciation on forward currency contracts	$(62,953)

Collateral — The fund participates in a collateral program due to its use of forward currency contracts. The program calls for the fund to either receive or pledge collateral based on the net gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligations.

Rights of offset — The fund has entered into enforceable master netting agreements with certain counterparties for forward currency contracts, where on any date amounts payable by each party to the other (in the same currency with respect to the same transaction) may be closed or offset by each party’s payment obligation. If an early termination date occurs under these agreements following an event of default or termination event, all obligations of each party to its counterparty are settled net through a single payment in a single currency (“close-out netting”). For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to these master netting arrangements in the statement of assets and liabilities.

24	EuroPacific Growth Fund

The following table presents the fund’s forward currency contracts by counterparty that are subject to master netting agreements but that are not offset in the fund’s statement of assets and liabilities. The net amount column shows the impact of offsetting on the fund’s statement of assets and liabilities as of March 31, 2016 (dollars in thousands) if close-out netting was exercised:

		Gross amounts not offset in the
	Gross amounts	statement of assets and liabilities and
	recognized in the	subject to a master netting agreement
	statement of assets	Available	Non-cash	Cash	Net
Counterparty	and liabilities	to offset	collateral*	collateral	amount
Assets:
JPMorgan Chase	$1,053	$(1,053)	$—	$—	$—
Total	$1,053	$(1,053)	$—	$—	$—
Liabilities:
Bank of America, N.A.	$12,690	$—	$(11,136)	$—	$1,554
Barclays Bank PLC	7,713	—	(7,162)	—	551
Citibank	8,203	—	(4,172)	—	4,031
HSBC Bank	7,053	—	(6,027)	—	1,026
JPMorgan Chase	10,099	(1,053)	(8,152)	—	894
UBS AG	12,517	—	(12,517)	—	—
Total	$58,275	$(1,053)	$(49,166)	$—	$8,056

*Non-cash collateral is shown on a settlement basis.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended March 31, 2016, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2012, by state tax authorities for tax years before 2011 and by tax authorities outside the U.S. for tax years before 2008.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions — Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended March 31, 2016, the fund reclassified $170,923,000 from distributions in excess of net investment income to capital paid in on shares of beneficial interest and $138,116,000 from accumulated net realized loss to distributions in excess of net investment income to align financial reporting with tax reporting.

EuroPacific Growth Fund	25

As of March 31, 2016, the tax-basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows (dollars in thousands):

Undistributed ordinary income	$212,258
Post-October capital loss deferral*	(680,760)
Gross unrealized appreciation on investment securities	28,985,545
Gross unrealized depreciation on investment securities	(7,454,758)
Net unrealized appreciation on investment securities	21,530,787
Cost of investment securities	99,863,787

*These deferrals are considered incurred in the subsequent year.

The tax character of distributions paid to shareholders was as follows (dollars in thousands):

	Year ended March 31, 2016						Year ended March 31, 2015
Share class	Ordinary income		Long-term capital gains		Total dividends and distributions paid		Ordinary income	Long-term capital gains	Total dividends paid
Class A	$476,583		$353,688		$830,271		$401,070	$—	$401,070
Class B	311		965		1,276		409	—	409
Class C	14,682		20,999		35,681		9,565	—	9,565
Class F-1	97,026		74,104		171,130		80,946	—	80,946
Class F-2	349,600		223,280		572,880		246,323	—	246,323
Class 529-A	18,872		14,436		33,308		15,092	—	15,092
Class 529-B	30		137		167		37	—	37
Class 529-C	3,097		4,543		7,640		1,947	—	1,947
Class 529-E	844		758		1,602		646	—	646
Class 529-F-1	1,742		1,172		2,914		1,394	—	1,394
Class R-1	2,483		3,400		5,883		1,693	—	1,693
Class R-2	8,321		11,211		19,532		5,619	—	5,619
Class R-2E1	39		25		64		3	—	3
Class R-3	77,953		71,594		149,547		67,452	—	67,452
Class R-4	202,890		151,238		354,128		182,048	—	182,048
Class R-5E2	—	[3]	—	[3]	—	[3]
Class R-5	199,549		125,010		324,559		180,948	—	180,948
Class R-6	831,789		507,765		1,339,554		607,018	—	607,018
Total	$2,285,811		$1,564,325		$3,850,136		$1,802,210	$—	$1,802,210

[1]	Class R-2E shares were offered beginning August 29, 2014.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.690% on the first $500 million of daily net assets and decreasing to 0.394% on such assets in excess of $144 billion. For the year ended March 31, 2016, the investment advisory services fee was $525,863,000, which was equivalent to an annualized rate of 0.419% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net

26	EuroPacific Growth Fund

assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of March 31, 2016, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders. Under the agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.05% on such assets in excess of $70 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

EuroPacific Growth Fund	27

For the year ended March 31, 2016, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$68,891	$40,848		$2,901		Not applicable
Class B	944	122		Not applicable		Not applicable
Class C	16,819	2,106		844		Not applicable
Class F-1	15,551	7,121		3,110		Not applicable
Class F-2	Not applicable	17,196		8,626		Not applicable
Class 529-A	2,450	1,191		580		$1,026
Class 529-B	130	17		7		12
Class 529-C	3,528	395		178		316
Class 529-E	297	37		30		53
Class 529-F-1	—	97		47		83
Class R-1	2,694	300		135		Not applicable
Class R-2	6,676	3,023		449		Not applicable
Class R-2E	12	2		1		Not applicable
Class R-3	29,117	8,238		2,922		Not applicable
Class R-4	30,986	12,217		6,197		Not applicable
Class R-5E*	Not applicable	—	†	—	†	Not applicable
Class R-5	Not applicable	4,859		5,223		Not applicable
Class R-6	Not applicable	133		19,877		Not applicable
Total class-specific expenses	$178,095	$97,902		$51,127		$1,490

*	Class R-5E shares were offered beginning November 20, 2015.
†	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $45,000 in the fund’s statement of operations reflects $406,000 in current fees (either paid in cash or deferred) and a net decrease of $361,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

28	EuroPacific Growth Fund

8. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

				Reinvestments of					Net (decrease)
	Sales[1]			dividends and distributions			Repurchases[1]		increase
Share class	Amount	Shares		Amount	Shares		Amount	Shares	Amount	Shares

Year ended March 31, 2016

Class A	$3,109,012	64,919		$812,252	17,742		$(4,689,457)	(99,546)	$(768,193)	(16,885)
Class B	1,776	36		1,266	28		(78,273)	(1,644)	(75,231)	(1,580)
Class C	280,589	5,938		34,945	780		(437,478)	(9,611)	(121,944)	(2,893)
Class F-1	1,612,998	34,041		167,438	3,675		(3,464,918)	(76,949)	(1,684,482)	(39,233)
Class F-2	7,993,824	174,774		524,052	11,479		(3,413,868)	(74,181)	5,104,008	112,072
Class 529-A	131,219	2,792		33,303	735		(128,660)	(2,758)	35,862	769
Class 529-B	245	5		167	4		(9,997)	(215)	(9,585)	(206)
Class 529-C	40,841	887		7,637	172		(45,416)	(997)	3,062	62
Class 529-E	6,801	146		1,602	36		(6,754)	(147)	1,649	35
Class 529-F-1	18,283	390		2,912	64		(16,351)	(355)	4,844	99
Class R-1	45,219	986		5,881	133		(55,721)	(1,226)	(4,621)	(107)
Class R-2	194,550	4,231		19,507	438		(281,822)	(6,180)	(67,765)	(1,511)
Class R-2E	8,712	203		64	1		(564)	(13)	8,212	191
Class R-3	1,138,522	24,407		149,414	3,328		(2,047,190)	(44,348)	(759,254)	(16,613)
Class R-4	2,526,075	54,556		354,078	7,884		(3,602,662)	(77,428)	(722,509)	(14,988)
Class R-5E2	10	—	[3]	—	—		—	—	10	— [3]
Class R-5	2,140,246	45,144		323,974	7,094		(3,370,197)	(71,320)	(905,977)	(19,082)
Class R-6	12,673,472	268,774		1,332,172	29,138		(6,036,371)	(127,985)	7,969,273	169,927
Total net increase (decrease)	$31,922,394	682,229		$3,770,664	82,731		$(27,685,699)	(594,903)	$8,007,359	170,057

Year ended March 31, 2015

Class A	$2,878,795	58,692		$390,609	8,206		$(5,119,031)	(104,430)	$(1,849,627)	(37,532)
Class B	2,355	48		404	9		(115,899)	(2,385)	(113,140)	(2,328)
Class C	239,576	4,999		9,315	200		(452,548)	(9,501)	(203,657)	(4,302)
Class F-1	1,844,494	37,775		79,160	1,671		(4,679,083)	(95,040)	(2,755,429)	(55,594)
Class F-2	7,562,802	153,188		219,125	4,614		(2,373,712)	(48,427)	5,408,215	109,375
Class 529-A	125,527	2,587		15,087	320		(135,291)	(2,790)	5,323	117
Class 529-B	494	10		37	1		(12,918)	(271)	(12,387)	(260)
Class 529-C	39,380	830		1,946	42		(48,867)	(1,030)	(7,541)	(158)
Class 529-E	6,362	132		645	14		(8,310)	(173)	(1,303)	(27)
Class 529-F-1	17,412	359		1,394	29		(13,622)	(282)	5,184	106
Class R-1	46,638	987		1,693	37		(64,304)	(1,366)	(15,973)	(342)
Class R-2	199,470	4,191		5,612	121		(319,423)	(6,713)	(114,341)	(2,401)
Class R-2E4	206	4		3	—	[3]	(9)	— [3]	200	4
Class R-3	1,363,609	28,339		67,413	1,443		(2,233,391)	(46,473)	(802,369)	(16,691)
Class R-4	3,122,477	64,944		181,977	3,894		(4,357,631)	(90,440)	(1,053,177)	(21,602)
Class R-5	2,383,491	48,632		180,529	3,800		(3,485,329)	(70,679)	(921,309)	(18,247)
Class R-6	10,233,780	208,078		605,212	12,725		(5,490,539)	(112,038)	5,348,453	108,765
Total net increase (decrease)	$30,066,868	613,795		$1,760,161	37,126		$(28,909,907)	(592,038)	$2,917,122	58,883

[1]	Includes exchanges between share classes of the fund.
[2]	Class R-5E shares were offered beginning November 20, 2015.
[3]	Amount less than one thousand.
[4]	Class R-2E shares were offered beginning August 29, 2014.

9. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $37,639,343,000 and $32,746,878,000, respectively, during the year ended March 31, 2016.

EuroPacific Growth Fund	29

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)	Ratio of expenses to average net assets	Ratio of net income to average net assets[2]
Class A:
Year ended 3/31/2016	$49.91	$.44	$(4.68)	$(4.24)	$(.80)	$(.59)	$(1.39)	$44.28	(8.60)%	$26,556	.83%	.92%
Year ended 3/31/2015	49.37	.43	.76	1.19	(.65)	—	(.65)	49.91	2.48	30,770	.83	.88
Year ended 3/31/2014	42.38	.69	6.75	7.44	(.45)	—	(.45)	49.37	17.57	32,295	.84	1.50
Year ended 3/31/2013	39.47	.58	3.02	3.60	(.69)	—	(.69)	42.38	9.19	29,939	.86	1.48
Year ended 3/31/2012	42.81	.65	(3.40)	(2.75)	(.59)	—	(.59)	39.47	(6.25)	31,443	.84	1.65
Class B:
Year ended 3/31/2016	49.89	.08	(4.67)	(4.59)	(.19)	(.59)	(.78)	44.52	(9.28)	55	1.57	.17
Year ended 3/31/2015	49.17	.09	.75	.84	(.12)	—	(.12)	49.89	1.73	141	1.56	.19
Year ended 3/31/2014	42.16	.33	6.71	7.04	(.03)	—	(.03)	49.17	16.70	253	1.58	.73
Year ended 3/31/2013	39.20	.32	2.96	3.28	(.32)	—	(.32)	42.16	8.39	330	1.59	.81
Year ended 3/31/2012	42.39	.37	(3.34)	(2.97)	(.22)	—	(.22)	39.20	(6.95)	464	1.58	.96
Class C:
Year ended 3/31/2016	48.75	.06	(4.56)	(4.50)	(.41)	(.59)	(1.00)	43.25	(9.30)	1,474	1.62	.13
Year ended 3/31/2015	48.22	.05	.73	.78	(.25)	—	(.25)	48.75	1.65	1,803	1.61	.11
Year ended 3/31/2014	41.41	.32	6.59	6.91	(.10)	—	(.10)	48.22	16.69	1,990	1.62	.72
Year ended 3/31/2013	38.57	.28	2.92	3.20	(.36)	—	(.36)	41.41	8.34	1,896	1.63	.73
Year ended 3/31/2012	41.76	.34	(3.28)	(2.94)	(.25)	—	(.25)	38.57	(6.97)	2,111	1.62	.89
Class F-1:
Year ended 3/31/2016	49.67	.41	(4.64)	(4.23)	(.77)	(.59)	(1.36)	44.08	(8.60)	4,281	.86	.86
Year ended 3/31/2015	49.10	.45	.71	1.16	(.59)	—	(.59)	49.67	2.43	6,773	.86	.93
Year ended 3/31/2014	42.15	.67	6.72	7.39	(.44)	—	(.44)	49.10	17.55	9,425	.87	1.47
Year ended 3/31/2013	39.27	.57	3.01	3.58	(.70)	—	(.70)	42.15	9.19	8,288	.85	1.45
Year ended 3/31/2012	42.59	.63	(3.37)	(2.74)	(.58)	—	(.58)	39.27	(6.25)	7,399	.86	1.62
Class F-2:
Year ended 3/31/2016	49.82	.56	(4.68)	(4.12)	(.92)	(.59)	(1.51)	44.19	(8.36)	19,386	.60	1.18
Year ended 3/31/2015	49.32	.53	.76	1.29	(.79)	—	(.79)	49.82	2.69	16,273	.59	1.06
Year ended 3/31/2014	42.33	.82	6.74	7.56	(.57)	—	(.57)	49.32	17.90	10,714	.59	1.78
Year ended 3/31/2013	39.44	.66	3.05	3.71	(.82)	—	(.82)	42.33	9.47	7,828	.59	1.67
Year ended 3/31/2012	42.80	.73	(3.39)	(2.66)	(.70)	—	(.70)	39.44	(6.02)	5,958	.58	1.86
Class 529-A:
Year ended 3/31/2016	49.41	.40	(4.63)	(4.23)	(.77)	(.59)	(1.36)	43.82	(8.64)	1,103	.90	.86
Year ended 3/31/2015	48.89	.40	.75	1.15	(.63)	—	(.63)	49.41	2.41	1,205	.89	.82
Year ended 3/31/2014	41.98	.66	6.69	7.35	(.44)	—	(.44)	48.89	17.52	1,187	.90	1.45
Year ended 3/31/2013	39.12	.55	2.99	3.54	(.68)	—	(.68)	41.98	9.12	999	.91	1.40
Year ended 3/31/2012	42.45	.61	(3.35)	(2.74)	(.59)	—	(.59)	39.12	(6.30)	928	.89	1.56
Class 529-B:
Year ended 3/31/2016	49.07	.02	(4.59)	(4.57)	(.13)	(.59)	(.72)	43.78	(9.36)	8	1.70	.04
Year ended 3/31/2015	48.39	.03	.73	.76	(.08)	—	(.08)	49.07	1.58	19	1.69	.06
Year ended 3/31/2014	41.51	.28	6.60	6.88	—	—	—	48.39	16.58	31	1.70	.62
Year ended 3/31/2013	38.61	.26	2.92	3.18	(.28)	—	(.28)	41.51	8.26	39	1.71	.68
Year ended 3/31/2012	41.77	.32	(3.29)	(2.97)	(.19)	—	(.19)	38.61	(7.05)	52	1.70	.83

30	EuroPacific Growth Fund

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class 529-C:
Year ended 3/31/2016	$48.38	$.04	$(4.53)	$(4.49)	$(.40)	$(.59)	$(.99)	$42.90	(9.35)%	$335		1.68%		.08%
Year ended 3/31/2015	47.88	.02	.73	.75	(.25)	—	(.25)	48.38	1.62	374		1.67		.04
Year ended 3/31/2014	41.15	.29	6.54	6.83	(.10)	—	(.10)	47.88	16.57	378		1.68		.66
Year ended 3/31/2013	38.36	.24	2.93	3.17	(.38)	—	(.38)	41.15	8.29	329		1.70		.62
Year ended 3/31/2012	41.60	.29	(3.26)	(2.97)	(.27)	—	(.27)	38.36	(7.05)	321		1.68		.77
Class 529-E:
Year ended 3/31/2016	49.00	.29	(4.59)	(4.30)	(.66)	(.59)	(1.25)	43.45	(8.86)	57		1.14		.62
Year ended 3/31/2015	48.49	.27	.75	1.02	(.51)	—	(.51)	49.00	2.15	62		1.14		.57
Year ended 3/31/2014	41.65	.54	6.63	7.17	(.33)	—	(.33)	48.49	17.22	63		1.15		1.19
Year ended 3/31/2013	38.82	.44	2.97	3.41	(.58)	—	(.58)	41.65	8.86	53		1.17		1.14
Year ended 3/31/2012	42.11	.50	(3.32)	(2.82)	(.47)	—	(.47)	38.82	(6.58)	50		1.16		1.29
Class 529-F-1:
Year ended 3/31/2016	49.40	.50	(4.62)	(4.12)	(.88)	(.59)	(1.47)	43.81	(8.44)	90		.69		1.07
Year ended 3/31/2015	48.89	.51	.74	1.25	(.74)	—	(.74)	49.40	2.62	96		.67		1.04
Year ended 3/31/2014	41.97	.75	6.70	7.45	(.53)	—	(.53)	48.89	17.75	90		.68		1.65
Year ended 3/31/2013	39.11	.63	3.00	3.63	(.77)	—	(.77)	41.97	9.37	74		.70		1.60
Year ended 3/31/2012	42.45	.69	(3.36)	(2.67)	(.67)	—	(.67)	39.11	(6.09)	65		.68		1.78
Class R-1:
Year ended 3/31/2016	48.14	.07	(4.50)	(4.43)	(.43)	(.59)	(1.02)	42.69	(9.28)	248		1.61		.15
Year ended 3/31/2015	47.64	.06	.72	.78	(.28)	—	(.28)	48.14	1.67	285		1.59		.12
Year ended 3/31/2014	40.90	.33	6.50	6.83	(.09)	—	(.09)	47.64	16.70	299		1.61		.75
Year ended 3/31/2013	38.12	.27	2.90	3.17	(.39)	—	(.39)	40.90	8.36	288		1.61		.72
Year ended 3/31/2012	41.34	.32	(3.24)	(2.92)	(.30)	—	(.30)	38.12	(6.98)	300		1.61		.85
Class R-2:
Year ended 3/31/2016	48.49	.08	(4.53)	(4.45)	(.44)	(.59)	(1.03)	43.01	(9.25)	800		1.58		.18
Year ended 3/31/2015	47.96	.07	.73	.80	(.27)	—	(.27)	48.49	1.70	975		1.57		.15
Year ended 3/31/2014	41.20	.34	6.54	6.88	(.12)	—	(.12)	47.96	16.71	1,079		1.57		.76
Year ended 3/31/2013	38.39	.28	2.92	3.20	(.39)	—	(.39)	41.20	8.41	1,041		1.60		.74
Year ended 3/31/2012	41.60	.33	(3.26)	(2.93)	(.28)	—	(.28)	38.39	(7.00)	1,098		1.62		.87
Class R-2E:
Year ended 3/31/2016	49.67	.52	(4.89)	(4.37)	(.92)	(.59)	(1.51)	43.79	(8.89)	8		1.18		1.25
Period from 8/29/2014 to 3/31/2015[4,5]	50.08	.10	.27	.37	(.78)	—	(.78)	49.67	.82 [6]	—	[7]	1.26	[6]	.28	[6]
Class R-3:
Year ended 3/31/2016	48.93	.29	(4.59)	(4.30)	(.64)	(.59)	(1.23)	43.40	(8.87)	5,029		1.14		.62
Year ended 3/31/2015	48.40	.28	.74	1.02	(.49)	—	(.49)	48.93	2.16	6,482		1.13		.59
Year ended 3/31/2014	41.56	.54	6.62	7.16	(.32)	—	(.32)	48.40	17.24	7,219		1.14		1.20
Year ended 3/31/2013	38.73	.46	2.96	3.42	(.59)	—	(.59)	41.56	8.87	6,962		1.14		1.18
Year ended 3/31/2012	42.01	.51	(3.31)	(2.80)	(.48)	—	(.48)	38.73	(6.52)	6,922		1.14		1.32

See page 32 for footnotes.

EuroPacific Growth Fund	31

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
	Net asset value, beginning of period	Net investment income[2]	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets		Ratio of net income to average net assets[2]
Class R-4:
Year ended 3/31/2016	$48.99	$.43	$(4.59)	$(4.16)	$(.79)	$(.59)	$(1.38)	$43.45	(8.58)%	$11,310		.85%		.92%
Year ended 3/31/2015	48.48	.42	.74	1.16	(.65)	—	(.65)	48.99	2.45	13,488		.84		.88
Year ended 3/31/2014	41.63	.67	6.64	7.31	(.46)	—	(.46)	48.48	17.57	14,394		.84		1.50
Year ended 3/31/2013	38.79	.57	2.98	3.55	(.71)	—	(.71)	41.63	9.20	12,961		.85		1.47
Year ended 3/31/2012	42.09	.62	(3.33)	(2.71)	(.59)	—	(.59)	38.79	(6.25)	12,490		.85		1.61
Class R-5E:
Period from 11/20/2015 to 3/31/2016[5,8]	48.16	.20	(2.65)	(2.45)	(.98)	(.59)	(1.57)	44.14	(5.19)[6]	—	[7]	.25	[6]	.46	[6]
Class R-5:
Year ended 3/31/2016	49.85	.58	(4.68)	(4.10)	(.94)	(.59)	(1.53)	44.22	(8.32)	9,285		.54		1.21
Year ended 3/31/2015	49.32	.59	.74	1.33	(.80)	—	(.80)	49.85	2.77	11,418		.53		1.19
Year ended 3/31/2014	42.33	.82	6.76	7.58	(.59)	—	(.59)	49.32	17.93	12,197		.54		1.79
Year ended 3/31/2013	39.43	.70	3.02	3.72	(.82)	—	(.82)	42.33	9.54	13,746		.55		1.78
Year ended 3/31/2012	42.78	.76	(3.40)	(2.64)	(.71)	—	(.71)	39.43	(5.99)	14,016		.55		1.93
Class R-6:
Year ended 3/31/2016	49.90	.60	(4.67)	(4.07)	(.97)	(.59)	(1.56)	44.27	(8.26)	41,539		.50		1.27
Year ended 3/31/2015	49.38	.60	.74	1.34	(.82)	—	(.82)	49.90	2.80	38,346		.49		1.20
Year ended 3/31/2014	42.38	.85	6.76	7.61	(.61)	—	(.61)	49.38	17.97	32,575		.49		1.85
Year ended 3/31/2013	39.48	.70	3.04	3.74	(.84)	—	(.84)	42.38	9.58	22,744		.50		1.76
Year ended 3/31/2012	42.85	.73	(3.36)	(2.63)	(.74)	—	(.74)	39.48	(5.94)	17,603		.50		1.88

	Year ended March 31
	2016	2015	2014	2013	2012
Portfolio turnover rate for all share classes	30%	28%	28%	27%	24%

[1]	Based on average shares outstanding.
[2]	For the year ended March 31, 2014, this column reflects the impact of a corporate action event that resulted in a one-time increase to net investment income. If the corporate action event had not occurred, the Class A net investment income per share and ratio of net income to average net assets would have been lower by $.19 and .40 percentage points, respectively. The impact to the other share classes would have been similar.
[3]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[4]	Class R-2E shares were offered beginning August 29, 2014.
[5]	Based on operations for the period shown and, accordingly, is not representative of a full year.
[6]	Not annualized.
[7]	Amount less than $1 million.
[8]	Class R-5E shares were offered beginning November 20, 2015.

See Notes to Financial Statements

32	EuroPacific Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of EuroPacific Growth Fund:

We have audited the accompanying statement of assets and liabilities of EuroPacific Growth Fund (the “Fund”), including the summary investment portfolio, as of March 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of EuroPacific Growth Fund as of March 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California

May 9, 2016

EuroPacific Growth Fund

Part C

Other Information

Item 28.	Exhibits for Registration Statement (1940 Act No. 811-03734 and 1933 Act. No. 002-83847

(a-1)	Articles of Incorporation - Restatement of Declaration of Trust filed 3/5/84 - previously filed (see Post-Effective (“P/E”) Amendment No. 17 filed 5/29/97); Establishment and Designation of Additional Classes of Shares filed 1/13/00 - previously filed (see P/E Amendment No. 21 filed 3/13/00); Establishment and Designation of Additional Classes of Shares filed 1/26/01 - previously filed (see P/E Amendment No. 23 filed 3/14/01); Establishment and Designation of Additional Classes of Shares dated 1/18/02 - previously filed (see P/E Amendment No. 25 filed 2/15/02); Certificate of Amendment filed 3/27/84 – previously filed (see P/E Amendment No. 36 filed 6/30/08); Establishment and Designation of Additional Class of Shares filed 5/23/08 – previously filed (see P/E Amendment No. 36 filed 6/30/08); Establishment and Designation of Additional Class of Shares effective 3/27/09 – previously filed (see P/E Amendment No. 38 filed 4/8/09); Establishment and Designation of Additional Class of Shares dated 7/2/14 – previously filed (see P/E Amendment No. 51 filed 8/28/14); Establishment and Designation of Additional Class of Shares dated 9/4/15 – previously filed (see P/E Amendment No. 55 filed 10/30/15); and Establishment and Designation of Additional Class of Shares dated 9/19/16 – previously filed (see P/E Amendment No. 59 filed 12/29/16)

(a-2)	Establishment and Designation of Additional Class of Shares dated 3/9/17

(b)	By-laws – By-laws as amended 6/9/10 – previously filed (see P/E Amendment No. 43 filed 5/31/11)

(c)	Instruments Defining Rights of Security Holders – Form of share certificate - previously filed (see P/E Amendment No. 23 filed 3/14/01)

(d)	Investment Advisory Contracts – Amended and Restated Investment Advisory and Service Agreement dated 2/1/15 – previously filed (see P/E Amendment No. 53 filed 5/29/15)

(e-1)	Underwriting Contracts – Form of Selling Group Agreement – previously filed (see P/E Amendment No. 55 filed 10/30/15); Form of Bank/Trust Company Selling Group Agreement – previously filed (see P/E Amendment No. 55 filed 10/30/15); Form of Class F Share Participation Agreement – previously filed (see P/E Amendment No. 51 filed 8/28/14); and Form of Bank/Trust Company Participation Agreement for Class F Shares – previously filed (see P/E Amendment No. 51 filed 8/28/14)

(e-2)	Form of Amended and Restated Principal Underwriting Agreement effective 4/7/17

(f)	Bonus or Profit Sharing Contracts – Deferred Compensation Plan effective 1/1/14 – previously filed (see P/E Amendment No. 59 filed 12/29/16)

(g)	Custodian Agreements – Form of Global Custody Agreement effective 12/21/06 – previously filed (see P/E Amendment No. 32 filed 6/1/07); and Form of Amendment to Global Custody Agreement effective 7/1/15 – previously filed (see P/E Amendment No. 55 filed 10/30/15)

(h-1)	Other Material Contracts – Form of Indemnification Agreement – previously filed (see P/E Amendment No. 30 filed 5/31/05)

(h-2)	Form of Amended and Restated Shareholder Services Agreement effective 4/7/17; and Form of Amended and Restated Administrative Services Agreement effective 4/7/17

(i-1)	Legal Opinion – Legal Opinion – previously filed (see P/E Amendment No. 21 filed 3/13/00; P/E Amendment No. 23 filed 3/14/01; P/E Amendment No. 25 filed 2/15/02; P/E Amendment No. 26 filed 5/14/02; P/E Amendment No. 36 filed 6/30/08; P/E Amendment No. 38 filed 4/8/09; P/E Amendment No. 51 filed 8/28/14); P/E Amendment No. 55 filed 10/30/15; and P/E Amendment No. 59 filed 12/29/16)

(i-2)	Legal Opinion

(j)	Other Opinions – Consent of Independent Registered Public Accounting Firm

(k)       Omitted Financial Statements - None

(l)       Initial Capital Agreements - None

(m-1)	Rule 12b-1 Plan – Form of Plan of Distribution for Class A shares dated 4/1/89 – previously filed (see P/E Amendment No. 17 filed 5/29/97); Form of Plan of Distribution for Class 529-A shares – previously filed (see P/E Amendment No. 25 filed 2/15/02); Forms of Amended and Restated Plan of Distribution for Class B, C, F, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3 and R-4 shares, dated 10/1/05 – previously filed (see P/E Amendment No. 31 filed 5/31/06); Forms of Amendment to Plan of Distribution – Class F-1 and 529-F-1 shares dated 6/16/08 – previously filed (see P/E Amendment No. 36 filed 6/30/08); and Form of Plan of Distribution for Class R-2E shares dated 8/29/14 – previously filed (see P/E Amendment No. 51 filed 8/28/14)

(m-2)	Forms of Plans of Distribution for Class T Shares and Class 529-T Shares dated 4/7/17

(n)	Rule 18f-3 Plan – Form of Amended and Restated Multiple Class Plan effective 4/7/17

(o)       Reserved

(p)	Code of Ethics – Code of Ethics for The Capital Group Companies dated October 2016; and Code of Ethics for Registrant

Item 29.	Persons Controlled by or Under Common Control with the Fund

None

Item 30.	Indemnification

The Registrant is a joint-insured under Investment Adviser/Mutual Fund Errors and Omissions Policies, which insure its officers and trustees against certain liabilities. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify the individual.

Article III of the Registrant’s Declaration of Trust and Article VI of the Registrant’s By-Laws (attached as an exhibit hereto) as well as the indemnification agreements (a form of which is attached as an exhibit hereto) that the Registrant has entered into with each of its trustees who is not an “interested person” of the Registrant (as defined under the Investment Company Act of 1940, as amended), provide in effect that the Registrant will indemnify its officers and trustees against any liability or expenses actually and reasonably incurred by such person in any proceeding arising out of or in connection with his or her service to the Registrant, to the fullest extent permitted by applicable law, subject to certain conditions. In accordance with Section 17(h) and 17(i) of the Investment Company Act of 1940, as amended, and their respective terms, these provisions do not protect any person against any liability to the Registrant or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the U.S. Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Registrant will comply with the indemnification requirements contained in the Investment Company Act of 1940, as amended, and Release Nos. 7221 (June 9, 1972) and 11330 (September 4, 1980)

Item 31.	Business and Other Connections of the Investment Adviser

None

Item 32.	Principal Underwriters

(a)        American Funds Distributors, Inc. is the Principal Underwriter of shares of: AMCAP Fund, American Balanced Fund, American Funds College Target Date Series, American Funds Corporate Bond Fund, American Funds Developing World Growth and Income Fund, American Funds Emerging Markets Bond Fund, American Funds Fundamental Investors, American Funds Global Balanced Fund, The American Funds Income Series, American Funds Inflation Linked Bond Fund, American Funds Mortgage Fund, American Funds Portfolio Series, American Funds Retirement Income Portfolio Series, American Funds Short-Term Tax-Exempt Bond Fund, American Funds Strategic Bond Fund, American Funds Target Date Retirement Series, American Funds Tax-Exempt Fund of New York, The American Funds Tax-Exempt Series II, American Funds U.S. Government Money Market Fund, American High-Income Municipal Bond Fund, American High-Income Trust, American Mutual Fund, The Bond Fund of America, Capital Group Emerging Markets Total Opportunities Fund, Capital Income Builder, Capital Group Private Client Services Funds, Capital World Bond Fund, Capital World Growth and Income Fund, Emerging Markets Growth Fund, Inc., EuroPacific Growth Fund, The Growth Fund of America, The Income Fund of America, Intermediate Bond Fund of America, International Growth and Income Fund, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, New World Fund, Inc., Short-Term Bond Fund of America, SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America and Washington Mutual Investors Fund

(b)

	(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant
LAO	Raymond Ahn	Vice President	None
LAO	C. Thomas Akin II	Regional Vice President	None
IRV	Laurie M. Allen	Senior Vice President	None
LAO	William C. Anderson	Senior Vice President	None
LAO	Dion T. Angelopoulos	Assistant Vice President	None
LAO	Curtis A. Baker	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	T. Patrick Bardsley	Vice President	None
SNO	Mark C. Barile	Assistant Vice President	None
LAO	Shakeel A. Barkat	Senior Vice President	None
LAO	Brett A. Beach	Assistant Vice President	None

LAO	Jerry R. Berg	Regional Vice President	None
LAO	Michel L. Bergesen	Vice President	None
LAO	Joseph W. Best, Jr.	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Roger J. Bianco, Jr.	Vice President	None
LAO	Ryan M. Bickle	Vice President, Capital Group Institutional Investment Services Division	None
LAO	John A. Blanchard	Senior Vice President	None
LAO	Marek Blaskovic	Regional Vice President	None
LAO	Gerard M. Bockstie, Jr.	Senior Vice President	None
LAO	Jill M. Boudreau	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andre W. Bouvier	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Michael A. Bowman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	William P. Brady	Senior Vice President	None
IRV	Jason E. Brady	Regional Vice President	None
IND	Robert W. Brinkman	Assistant Vice President	None
LAO	Kevin G. Broulette	Assistant Vice President	None
LAO	C. Alan Brown	Vice President	None
LAO	E. Chapman Brown, Jr.	Regional Vice President	None

LAO	Toni L. Brown	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jennifer A. Bruce	Assistant Vice President	None
LAO	Gary D. Bryce	Vice President	None
IRV	Eileen K. Buckner	Assistant Vice President	None
LAO	Sheryl M. Burford	Assistant Vice President	None
LAO	Ronan J. Burke	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Steven Calabria	Senior Vice President	None
LAO	Thomas E. Callahan	Vice President	None
LAO	Anthony J. Camilleri	Regional Vice President	None
LAO	Kelly V. Campbell	Vice President	None
LAO	Anthon S. Cannon III	Assistant Vice President	None
LAO	Jason S. Carlough	Regional Vice President	None
LAO	Damian F. Carroll	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James D. Carter	Vice President	None
LAO	Stephen L. Caruthers	Vice President, Capital Group Institutional Investment Services Division	None
SFO	James G. Carville	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Philip L. Casciano	Regional Vice President	None
LAO	Brian C. Casey	Senior Vice President	None

LAO	Craig L. Castner	Regional Vice President	None
LAO	Christopher M. Cefalo	Regional Vice President	None
LAO	Kent W. Chan	Vice President	None
LAO	Becky C. Chao	Vice President	None
LAO	David D. Charlton	Senior Vice President	None
LAO	Thomas M. Charon	Senior Vice President	None
LAO	Daniel A. Chodosch	Regional Vice President	None
LAO	Wellington Choi	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Paul A. Cieslik	Senior Vice President	None
IND	G. Michael Cisternino	Assistant Vice President	None
LAO	Andrew R. Claeson	Regional Vice President	None
LAO	Kevin G. Clifford	Director, Chairman and Chief Executive Officer; President, Capital Group Institutional Investment Services Division	None
LAO	Hannah L. Coan	Vice President	None
LAO	Ruth M. Collier	Senior Vice President	None
IND	Timothy J. Colvin	Regional Vice President	None
LAO	Christopher M. Conwell	Vice President	None
LAO	C. Jeffrey Cook	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joseph G. Cronin	Senior Vice President	None
LAO	D. Erick Crowdus	Vice President	None
LAO	Brian M. Daniels	Vice President	None

LAO	Hanh M. Dao	Vice President	None
LAO	William F. Daugherty	Senior Vice President	None
LAO	Scott T. Davis	Vice President	None
LAO	Shane L. Davis	Vice President	None
LAO	Peter J. Deavan	Vice President	None
LAO	Guy E. Decker	Senior Vice President	None
LAO	Renee A. Degner	Regional Vice President	None
LAO	Daniel Delianedis	Senior Vice President	None
LAO	Mark A. Dence	Vice President	None
LAO	Stephen Deschenes	Senior Vice President	None
LAO	Mario P. DiVito	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Joanne H. Dodd	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Kevin F. Dolan	Vice President	None
LAO	Thomas L. Donham	Vice President	None
LAO	John H. Donovan IV	Assistant Vice President	None
LAO	John J. Doyle	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Ryan T. Doyle	Vice President	None
LAO	Craig Duglin	Senior Vice President	None
LAO	Alan J. Dumas	Regional Vice President	None
SNO	Bryan K. Dunham	Assistant Vice President	None

LAO	John E. Dwyer IV	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Karyn B. Dzurisin	Regional Vice President	None
LAO	Kevin C. Easley	Regional Vice President	None
LAO	Damian Eckstein	Regional Vice President	None
LAO	Matthew J. Eisenhardt	Senior Vice President	None
LAO	Timothy L. Ellis	Senior Vice President	None
LAO	John M. Fabiano	Regional Vice President	None
LAO	E. Luke Farrell	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Bryan R. Favilla	Regional Vice President	None
LAO	Mark A. Ferraro	Regional Vice President	None
LAO	James M. Ferrauilo	Vice President	None
LAO	Lorna Fitzgerald	Vice President	None
LAO	William F. Flannery	Senior Vice President	None
LAO	Kevin H. Folks	Regional Vice President	None
LAO	David R. Ford	Regional Vice President	None
LAO	Steven M. Fox	Vice President	None
LAO	Vanda S. Freesman	Vice President	None
LAO	Daniel Frick	Senior Vice President	None
SNO	Arturo V. Garcia, Jr.	Vice President	None
LAO	J. Gregory Garrett	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Brian K. Geiger	Vice President	None
LAO	Jacob M. Gerber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	J. Christopher Gies	Senior Vice President	None
LAO	Pamela A. Gillett	Regional Vice President	None
LAO	William F. Gilmartin	Regional Vice President	None
SNO	Craig B. Gray	Assistant Vice President	None
LAO	Robert E. Greeley, Jr.	Vice President	None
LAO	Jameson R. Greenstone	Regional Vice President	None
LAO	Jeffrey J. Greiner	Senior Vice President	None
LAO	Eric M. Grey	Senior Vice President	None
LAO	E. Renee Grimm	Regional Vice President	None
SNO	Virginia Guevara	Assistant Vice President	None
IRV	Steven Guida	Senior Vice President	None
LAO	Sam S. Gumma	Regional Vice President	None
LAO	Jan S. Gunderson	Senior Vice President	None
LAO	Ralph E. Haberli	Senior Vice President; Senior Vice President, Capital Group Institutional Investment Services Division	None
IRV	DeAnn C. Haley	Vice President	None
LAO	Paul B. Hammond	Senior Vice President	None
LAO	Philip E. Haning	Regional Vice President	None
LAO	Dale K. Hanks	Vice President, Capital Group Institutional Investment Services Division	None

LAO	David R. Hanna	Regional Vice President	None
LAO	Brandon S. Hansen	Regional Vice President	None
LAO	Derek S. Hansen	Senior Vice President	None
LAO	Julie O. Hansen	Vice President	None
LAO	John R. Harley	Senior Vice President	None
LAO	Calvin L. Harrelson III	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Robert J. Hartig, Jr.	Senior Vice President	None
LAO	Craig W. Hartigan	Senior Vice President	None
LAO	Alan M. Heaton	Vice President	None
LAO	Clifford W. “Webb” Heidinger	Regional Vice President	None
LAO	Brock A. Hillman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jennifer M. Hoang	Vice President	None
LAO	Heidi B. Horwitz-Marcus	Senior Vice President	None
LAO	David R. Hreha	Regional Vice President	None
LAO	Frederic J. Huber	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Hummelberg	Director, Senior Vice President, Treasurer and Controller	None
LAO	James A. Humpherson Mollett	Regional Vice President	None
LAO	Jeffrey K. Hunkins	Vice President	None
LAO	Marc G. Ialeggio	Senior Vice President	None

IND	David K. Jacocks	Assistant Vice President	None
LAO	W. Chris Jenkins	Vice President	None
LAO	Daniel J. Jess II	Regional Vice President	None
IND	Jameel S. Jiwani	Regional Vice President	None
LAO	Sarah C. Johnson	Vice President	None
LAO	Brendan M. Jonland	Vice President	None
LAO	David G. Jordt	Regional Vice President	None
LAO	Stephen T. Joyce	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Thomas J. Joyce	Vice President	None
LAO	Maria Karahalis	Senior Vice President, Capital Group Institutional Investment Services Division
LAO	John P. Keating	Senior Vice President	None
LAO	David B. Keib	Regional Vice President	None
LAO	Brian G. Kelly	Senior Vice President	None
LAO	Christopher J. Kennedy	Regional Vice President	None
LAO	Jason A. Kerr	Vice President	None
LAO	Ryan C. Kidwell	Vice President	None
LAO	Layla S. Kim	Vice President	None
IRV	Michael C. Kim	Vice President	None
LAO	Charles A. King	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Mark Kistler	Senior Vice President	None

LAO	Stephen J. Knutson	Assistant Vice President	None
LAO	James M. Kreider	Vice President	None
IRV	Theresa A. Kristiansen	Vice President	None
SNO	David D. Kuncho	Vice President	None
LAO	Richard M. Lang	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Christopher F. Lanzafame	Senior Vice President	None
LAO	Andrew P. Laskowski	Regional Vice President	None
SNO	Sandra A. Lass	Assistant Vice President	None
LAO	Andrew Le Blanc	Senior Vice President	None
LAO	Matthew N. Leeper	Vice President	None
LAO	Clay M. Leveritt	Vice President	None
LAO	Louis K. Linquata	Senior Vice President	None
LAO	Heather M. Lord	Senior Vice President	None
LAO	James M. Maher	Regional Vice President	None
LAO	Brendan T. Mahoney	Senior Vice President	None
LAO	Nathan G. Mains	Vice President	None
LAO	Sirish S. Mani	Vice President	None
LAO	Brooke M. Marrujo	Vice President	None
LAO	Stephen B. May	Regional Vice President	None
LAO	Joseph A. McCreesh, III	Senior Vice President	None
LAO	Ross M. McDonald	Vice President	None
LAO	Timothy W. McHale	Secretary	None

LAO	Max J. McQuiston	Regional Vice President	None
LAO	Scott M. Meade	Senior Vice President	None
LAO	Simon Mendelson	Senior Vice President	None
LAO	David A. Merrill	Assistant Vice President	None
LAO	Jennifer M. Miller	Regional Vice President	None
LAO	William T. Mills	Senior Vice President	None
LAO	Sean C. Minor	Vice President	None
LAO	James R. Mitchell III	Vice President	None
LAO	Charles L. Mitsakos	Senior Vice President	None
LAO	Ryan D. Moore	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David H. Morrison	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Andrew J. Moscardini	Senior Vice President, Capital Group Institutional Investment Services Division	None
NYO	Timothy J. Murphy	Vice President	None
LAO	Jon C. Nicolazzo	Vice President	None
LAO	Earnest M. Niemi	Vice President	None
LAO	William E. Noe	Senior Vice President	None
LAO	Matthew P. O’Connor	Director and President; Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Jody L. O’Dell	Assistant Vice President	None
LAO	Jonathan H. O’Flynn	Vice President	None

LAO	Peter A. Olsen	Regional Vice President	None
LAO	Jeffrey A. Olson	Vice President	None
LAO	Thomas A. O’Neil	Vice President	None
IRV	Paula A. Orologas	Vice President	None
LAO	Gregory H. Ortman	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Shawn M. O’Sullivan	Vice President	None
IND	Lance T. Owens	Vice President	None
LAO	Kristina E. Page	Regional Vice President	None
LAO	Rodney Dean Parker II	Vice President	None
LAO	Lynn M. Patrick	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Timothy C. Patterson	Assistant Vice President	None
LAO	W. Burke Patterson, Jr.	Senior Vice President	None
LAO	Gary A. Peace	Senior Vice President	None
LAO	Robert J. Peche	Vice President, Capital Group Institutional Investment Services Division	None
LAO	David K. Petzke	Senior Vice President	None
LAO	Adam W. Phillips	Vice President	None
LAO	Joseph M. Piccolo	Vice President	None
LAO	Keith A. Piken	Senior Vice President	None
LAO	John Pinto	Senior Vice President, Capital Group Institutional Investment Services Division	None

LAO	Carl S. Platou	Senior Vice President	None
SNO	Andrew H. Plummer	Assistant Vice President	None
LAO	David T. Polak	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Charles R. Porcher	Vice President	None
LAO	Leah K. Porter	Vice President	None
SNO	Robert B. Potter III	Assistant Vice President	None
LAO	Abbas Qasim	Vice President	None
LAO	Steven J. Quagrello	Senior Vice President	None
IND	Kelly S. Quick	Assistant Vice President	None
LAO	Michael R. Quinn	Senior Vice President	None
LAO	James R. Raker	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Sunder R. Ramkumar	Senior Vice President	None
LAO	Rachel M. Ramos	Assistant Vice President	None
SNO	John P. Raney	Vice President	None
LAO	James P. Rayburn	Vice President	None
LAO	Rene M. Reincke	Vice President	None
LAO	Christopher J. Richardson	Regional Vice President	None
SNO	Stephanie A. Robichaud	Assistant Vice President	None
LAO	Jeffrey J. Robinson	Vice President	None
LAO	Matthew M. Robinson	Regional Vice President	None

LAO	Thomas W. Rose	Vice President, Capital Group Institutional Investment Services Division	None
SNO	Tracy M. Roth	Assistant Vice President	None
LAO	Rome D. Rottura	Senior Vice President	None
LAO	Shane A. Russell	Vice President	None
LAO	William M. Ryan	Senior Vice President	None
LAO	Dean B. Rydquist	Director, Senior Vice President and Chief Compliance Officer	None
IND	Brenda S. Rynski	Regional Vice President	None
LAO	Richard A. Sabec, Jr.	Senior Vice President	None
SNO	Richard R. Salinas	Assistant Vice President	None
LAO	Paul V. Santoro	Senior Vice President	None
LAO	Keith A. Saunders	Regional Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Joe D. Scarpitti	Senior Vice President	None
LAO	Michael A. Schweitzer	Senior Vice President	None
LAO	Mark A. Seaman	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	James J. Sewell III	Senior Vice President	None
LAO	Arthur M. Sgroi	Senior Vice President	None
LAO	Brad W. Short	Vice President	None
LAO	Nathan W. Simmons	Vice President	None
LAO	Connie F. Sjursen	Vice President	None
LAO	Melissa A. Sloane	Regional Vice President	None

LAO	Matthew T. Smith	Vice President	None
SNO	Stacy D. Smolka	Vice President	None
LAO	J. Eric Snively	Vice President	None
LAO	Jason M. Snow	Regional Vice President	None
LAO	Kristen J. Spazafumo	Vice President	None
LAO	Margaret V. Steinbach	Vice President	None
LAO	Michael P. Stern	Senior Vice President	None
LAO	Andrew J. Strandquist	Regional Vice President	None
IRV	Todd O. Stucke	Assistant Vice President	None
LAO	Peter D. Thatch	Senior Vice President	None
LAO	John B. Thomas	Vice President	None
LAO	Cynthia M. Thompson	Senior Vice President, Capital Group Institutional Investment Services Division	None
IND	Scott E. Thompson	Assistant Vice President	None
HRO	Stephen B. Thompson	Regional Vice President	None
LAO	Mark R. Threlfall	Vice President	None
LAO	Russell W. Tipper	Senior Vice President	None
LAO	Luke N. Trammell	Senior Vice President	None
LAO	Jordan A. Trevino	Regional Vice President	None
LAO	Shaun C. Tucker	Senior Vice President	None
LAO	David E. Unanue	Senior Vice President	None
LAO	Idoya Urrutia	Assistant Vice President	None
LAO	Scott W. Ursin-Smith	Senior Vice President	None

LAO	Patrick D. Vance	Regional Vice President	None
LAO	Michael R. Van Wyk	Vice President	None
LAO	Srinkanth Vemuri	Vice President	None
LAO	Spilios Venetsanopoulos	Regional Vice President	None
LAO	J. David Viale	Senior Vice President	None
LAO	Robert D. Vigneaux III	Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jayakumar Vijayanathan	Senior Vice President	None
LAO	Todd R. Wagner	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Jon N. Wainman	Regional Vice President	None
LAO	Sherrie S. Walling	Assistant Vice President	None
LAO	Brian M. Walsh	Vice President	None
LAO	Susan O. Walton	Senior Vice President, Capital Group Institutional Investment Services Division	None
SNO	Chris L. Wammack	Vice President	None
LAO	Matthew W. Ward	Regional Vice President	None
LAO	Thomas E. Warren	Senior Vice President	None
IND	Kristen M. Weaver	Assistant Vice President	None
LAO	George J. Wenzel	Senior Vice President	None
LAO	Jason M. Weybrecht	Senior Vice President, Capital Group Institutional Investment Services Division	None
LAO	Adam B. Whitehead	Vice President	None

LAO	N. Dexter Williams	Senior Vice President	None
LAO	Steven Wilson	Vice President	None
LAO	Steven C. Wilson	Vice President	None
LAO	Kurt A. Wuestenberg	Senior Vice President	None
LAO	Jonathan A. Young	Senior Vice President	None
LAO	Jason P. Young	Senior Vice President	None
LAO	Raul Zarco, Jr.	Vice President, Capital Group Institutional Investment Services Division	None
IND	Ellen M. Zawacki	Vice President	None

__________

DCO	Business Address, 3000 K Street N.W., Suite 230, Washington, DC 20007-5140
GVO-1	Business Address, 3 Place des Bergues, 1201 Geneva, Switzerland
HRO	Business Address, 5300 Robin Hood Road, Norfolk, VA 23513
IND	Business Address, 12811 North Meridian Street, Carmel, IN 46032
IRV	Business Address, 6455 Irvine Center Drive, Irvine, CA 92618
LAO	Business Address, 333 South Hope Street, Los Angeles, CA 90071
LAO-W	Business Address, 11100 Santa Monica Blvd., 15th Floor, Los Angeles, CA 90025
NYO	Business Address, 630 Fifth Avenue, 36th Floor, New York, NY 10111
SFO	Business Address, One Market, Steuart Tower, Suite 2000, San Francisco, CA 94105
SNO	Business Address, 3500 Wiseman Boulevard, San Antonio, TX 78251

(c)       None

Item 33.	Location of Accounts and Records

Accounts, books and other records required by Rules 31a-1 and 31a-2 under the Investment Company Act of 1940, as amended, are maintained and kept in the offices of the Registrant’s investment adviser, Capital Research and Management Company, 333 South Hope Street, Los Angeles, California 90071, and/or 6455 Irvine Center Drive, Irvine, California 92618.

Registrant’s records covering shareholder accounts are maintained and kept by its transfer agent, American Funds Service Company, 6455 Irvine Center Drive, Irvine, California 92618; 12811 North Meridian Street, Carmel, Indiana 46032; 3500 Wiseman Boulevard, San Antonio, Texas 78251; and 5300 Robin Hood Road, Norfolk, Virginia 23513.

Registrant’s records covering portfolio transactions are maintained and kept by the fund’s custodian, JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, New York 10017-2070.

Item 34.	Management Services

None

Item 35.	Undertakings

n/a

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Los Angeles, and State of California, on the 6th day of April, 2017.

EUROPACIFIC GROWTH FUND

By: /s/ Walter R. Burkley

(Walter R. Burkley, Executive Vice President)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below on April 6, 2017, by the following persons in the capacities indicated.

	Signature	Title
(1)	Principal Executive Officer:
	/s/ Walter R. Burkley	Executive Vice President
(Walter R. Burkley)

(2)	Principal Financial Officer and Principal Accounting Officer:
	/s/ Brian C. Janssen	Treasurer
(Brian C. Janssen)

(3)	Trustees:
	Elisabeth Allison*	Trustee
	Vanessa C. L. Chang*	Trustee
	Nicholas Donatiello*	Chairman of the Board (Independent and Non-Executive)
	Pablo R. González Guajardo*	Trustee
	Carl M. Kawaja*	Vice Chairman of the Board and President
	William H. Kling*	Trustee
	Martin E. Koehler*	Trustee
	William I. Miller*	Trustee
	Alessandro Ovi*	Trustee
	Josette Sheeran*	Trustee
*By: /s/ Michael W. Stockton
(Michael W. Stockton, pursuant to a power of attorney filed herewith)

Counsel represents that this amendment does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

/s/ Liliane Corzo

(Liliane Corzo, Counsel)

POWER OF ATTORNEY

I, Elisabeth Allison, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Belmont, MA, this 15th day of July, 2016.

(City, State)

/s/ Elisabeth Allison

Elisabeth Allison, Board member

POWER OF ATTORNEY

I, Vanessa C. L. Chang, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	American Balanced Fund (File No. 002-10758, File No. 811-00066)
-	American Funds Developing World Growth and Income Fund (File No. 333-190913, File No. 811-22881)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The Income Fund of America (File No. 002-33371, File No. 811-01880)
-	International Growth and Income Fund (File No. 333-152323, File No. 811-22215)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at North Berwick, Scotland, this 28th day of July, 2016.

(City, State)

/s/ Vanessa C. L. Chang

Vanessa C. L. Chang, Board member

POWER OF ATTORNEY

I, Nicholas Donatiello, Jr., the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Francisco, CA, this 14th day of July, 2016.

(City, State)

/s/ Nicholas Donatiello, Jr.

Nicholas Donatiello, Jr., Board member

POWER OF ATTORNEY

I, Pablo R. González Guajardo, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Mexico City, this 20th day of July, 2016.

(City, State)

/s/ Pablo R. González Guajardo

Pablo R. González Guajardo, Board member

POWER OF ATTORNEY

I, Carl M. Kawaja, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at San Francisco, CA, this 14th day of July, 2016.

(City, State)

/s/ Carl M. Kawaja

Carl M. Kawaja, Board member

POWER OF ATTORNEY

I, William H. Kling, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	AMCAP Fund (File No. 002-26516, File No. 811-01435)
-	American Funds Fundamental Investors (File No. 002-10760, File No. 811-00032)
-	American Funds Global Balanced Fund (File No. 333-170605, File No. 811-22496)
-	American Mutual Fund (File No. 002-10607, File No. 811-00572)
-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	The Growth Fund of America (File No. 002-14728, File No. 811-00862)
-	The Investment Company of America (File No. 002-10811, File No. 811-00116)
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund
-	SMALLCAP World Fund, Inc. (File No. 033-32785, File No. 811-05888)
-	SMALLCAP World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Minneapolis, MN, this 19th day of July, 2016.

(City, State)

/s/ William H. Kling

William H. Kling, Board member

POWER OF ATTORNEY

I, Martin E. Koehler, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Berlin, Germany, this 14th day of July, 2016.

(City, State)

/s/ Martin E. Koehler

Martin E. Koehler, Board member

POWER OF ATTORNEY

I, William I. Miller, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, this 15th day of July, 2016.

(City, State)

/s/ William I. Miller

William I. Miller, Board member

POWER OF ATTORNEY

I, Alessandro Ovi, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at Rome, Italy, this 20th day of July, 2016.

(City, State)

/s/ Alessandro Ovi

Alessandro Ovi, Board member

POWER OF ATTORNEY

I, Josette Sheeran, the undersigned Board member of the following registered investment companies (collectively, the “Funds”):

-	EuroPacific Growth Fund (File No. 002-83847, File No. 811-03734)
-	EuroPacific Growth Fund
-	New Perspective Fund (File No. 002-47749, File No. 811-02333)
-	New World Fund, Inc. (File No. 333-67455, File No. 811-09105)
-	American Funds New World Fund

hereby revoke all previous powers of attorney I have signed and otherwise act in my name and behalf in matters involving the Funds and do hereby constitute and appoint

Jennifer L. Butler Steven I. Koszalka Michael W. Stockton Jane Y. Chung Susan K. Countess Julie E. Lawton Viviane T. Russo Raymond F. Sullivan, Jr.	Brian C. Janssen Dori Laskin Kimberley H. Monasterio

each of them singularly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, any and all subsequent Amendments, or Post-Effective Amendments to said Registration Statement on Form N-1A or any successor thereto, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940 as amended, and all related requirements of the U. S. Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

EXECUTED at New York, NY, this 17th day of July, 2016.

(City, State)

/s/ Josette Sheeran

Josette Sheeran, Board member